SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                                   FORM N-1A
                                                       File No. 2-10765

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              X

     Pre-Effective Amendment No. _____

     Post-Effective Amendment No. 106                                X
                                 _____
                              AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      X

     Amendment No.  106                                              X

                     DELAWARE GROUP EQUITY FUNDS III, INC.
_______________________________________________________________________
              (Exact Name of Registrant as Specified in Charter)

          1818 Market Street, Philadelphia, Pennsylvania     19103
_______________________________________________________________________
         (Address of Principal Executive Offices)            (Zip Code)

Registrant's Telephone Number, including Area Code:     (215) 751-2923

George M. Chamberlain, Jr., 1818 Market Street, Philadelphia, PA 19103
_______________________________________________________________________
                  (Name and Address of Agent for Service)


Approximate Date of Public Offering:                 December 30, 1998
                                                     __________________

It is proposed that this filing will become effective:

           _____ immediately upon filing pursuant to paragraph (b)

           _____ on (date) pursuant to paragraph (b)

           _____ 60 days after filing pursuant to paragraph (a)(1)

             X   on December 30, 1998 pursuant to paragraph (a)(1)

           _____ 75 days after filing pursuant to paragraph (a)(2)

           _____ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate:

           _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                  Title of Securities Being Registered
                  ------------------------------------
                        Delaware Fund A Class
                        Delaware Fund B Class
                        Delaware Fund C Class
                  Delaware Fund Institutional Class
                         Devon Fund A Class
                         Devon Fund B Class
                         Devon Fund C Class
                   Devon Fund Institutional Class
                    ---   C O N T E N T S   ---


     This Post-Effective Amendment No. 106 to Registration File No. 2-10765 includes the following:


     1.     Facing Page

     2.     Contents Page

     3.     Cross-Reference Sheets

     4.     Part A - Prospectuses

     5.     Part B - Statement of Additional Information

     6.     Part C - Other Information

     7.     Signatures


                        CROSS-REFERENCE SHEET*
                        ----------------------
                              PART A
                             -------
                                                  Location in
Item No.  Description                            Prospectuses
--------  ---------------                        ------------
                                       Delaware Fund/
                                         Devon Fund      Delaware Fund
                                          A Class         Devon Fund
                                          B Class        Institutional
                                          C Class            Class


   1      Front and Back Cover Pages        Same             Same

   2      Risk/Return Summary:
          Investments, Risks and
          Performance                       Fund             Fund
                                          profiles          profiles
   3      Risk/ReturnSummary
          Fee Table                         Fund             Fund
                                          profiles          profiles
   4      Investment Objectives,
          Principal Investment
          Strategies, and Related
          Risks                            How we            How we
                                           manage            manage
                                          the Funds         the Funds

   5      Management's Discussion
          of Performance                    N/A                N/A

   6      Management, Organization,
          and Capital Structure         Who manages        Who manages
                                         the Funds          the Funds

   7      Shareholder Information         How to             How to
                                       buy shares;        buy shares;
                                         How to             How to
                                      redeem shares;     redeem shares;
                                     Special services;  Special services;
                                        Dividends,         Dividends,
                                      distributions      distributions
                                      and taxes all      and taxes all
                                       under About        under About
                                      your account       your account

   8      Distribution
          Arrangements                 Choosing a
                                      share class;
                                     How to reduce
                                     sales charges
                                      under About            About
                                      your account        your account

   9      Financial Highlights
          Information                 Financial             Financial
                                      Highlights            Highlights

                        CROSS-REFERENCE SHEET
                        ----------------------
                              PART B
                             -------

                                                  Location in Statement
Item No.  Description                           of Additional Information
--------  -----------                           -------------------------
   10     Cover Page                                      Same
          and Table of Contents

   11     Fund History                             General Information

   12     Description of the Fund and Its
          Investments and Risks                  Investment Restrictions
                                                       and Policies

   13     Management of the Fund                 Officers and Directors;
                                                    Purchasing Shares

   14     Control Persons and Principal
          Holders of Securities                  Officers and Directors;

   15     Investment Advisory and Other
          Services                               Officers and Directors;
                                                   Purchasing Shares);
                                                  Investment Management
                                                   Agreements; General
                                                 Information; Financial
                                                        Statements

   16     Brokerage Allocation and Other
          Practices                              Trading Practices and
                                                       Brokerage

   17     Capital Stock and Other Securities       Capitalization and
                                                  Noncumulative Voting
                                                     (under General
                                                      Information)

   18     Purchase, Redemption, and Pricing
          of Shares                                Purchasing Shares;
                                                Redemption and Exchange;
                                                  Determining Offering
                                               Price and Net Asset Value

   19     Taxation of the Fund                             Taxes

   20     Underwriters                             Purchasing Shares

   21     Calculation of Performance Data       Performance Information

   22     Financial Statements                   Financial Statements

                        CROSS-REFERENCE SHEET
                        ----------------------
                              PART C
                             -------

                                                          Location in
Item No.  Description                                        Part C
-------   -----------                                     -----------

   23     Exhibits                                          Item 23

   24     Persons Controlled by
          or under Common
          Control with
          Registrant                                        Item 24

   25     Indemnification                                   Item 25

   26     Business and Other
          Connections of the
          Investment Adviser                                Item 26

   27     Principal Underwriters                            Item 27

   28     Location of Accounts
          and Records                                       Item 28

   29     Management Services                               Item 29

   30     Undertakings                                      Item 30







[GRAPHIC OMITTED: LOGO OF DELAWARE INVESTMENTS

                  ----------------------------

                  Philadelphia * London]





DELAWARE FUND

DEVON FUND



Class A



[bullet]  Class B



[bullet]  Class C



Prospectus December 30, 1998



[GRAPHIC OMITTED: ILLUSTRATION OF A MAN AND A WOMAN HOLDING A PORTRAIT

WHICH IS BROKEN IN HALF]



Total Return Funds





The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.





Table of Contents



Fund profiles                           page 2

Delaware Fund                                2

Devon Fund                                   4



How we manage the Funds                 page 6

Our investment strategies                    6

The securities we typically invest in        7

The risks of investing in the Funds          9



Who manages the Funds                  page 10

Investment manager                          10

Portfolio managers                          10



Who's who?



About your account                     page 12

Investing in the Funds                      12

     Choosing a share class                 12

     How to reduce your sales charge        14

     How to buy shares                      15

     How to redeem shares                   17

     Special services                       19

Dividends, distributions and taxes          21

Retirement plans                            21



Financial highlights                   page 22



How to use

this prospectus



Here are guidelines to help you use this prospectus to make well-

informed investment decisions about our funds. If you're looking for a specific piece of information, the table of contents can guide you directly to the appropriate section.





Step 1

------------------------------------------------------------------------

Take a look at the fund profiles for an overview of each Fund.



Step 2

------------------------------------------------------------------------

Learn in-depth information about how the Funds invest, the risks involved and the people and organizations responsible for the Funds'

day-to-day operations.



Step 3

------------------------------------------------------------------------

Determine which fund features and services you would like to take advantage of.



Step 4

------------------------------------------------------------------------

Use the glossary that begins on page 6 to find definitions of words printed in bold type throughout the prospectus.





Investing for total return...



Investors with long-term goals often choose mutual funds designed to provide total return. These funds provide moderate growth potential as well as some current income. They generally involve less risk than aggressive stock funds but more risk than bond funds. Like all mutual funds, total return funds allow you to invest conveniently in a diversified portfolio without having to select and monitor individual securities on your own.



with Delaware Investments



Your personal financial adviser, working with Delaware Investments, can help you define, evaluate and set your personal investment objectives.

Your adviser can also explain the role total return funds like Delaware

Fund and Devon Fund can play in a long-term investment program designed to meet your goals.



The Delaware Investments family includes a full range of mutual funds--

including total return funds--designed to fit your particular investment needs. With nearly 70 years of investment management experience, we follow time-tested strategies that emphasize long-term performance and consistent application of investment disciplines. Today, as part of the

Lincoln Financial Group, a $105 billion financial services complex,

Delaware Investments has access to a variety of experienced and talented investment managers. We are dedicated to working closely with financial advisers to bring investors the highest quality investment management and services.



[GRAPHIC OF A HOUSE]



Building Blocks of Asset Allocation



Aggressive Growth Equity Funds



Growth Equity Funds



International and Global Funds



Asset Allocation Funds



[Table Highlighted] Moderate Growth Equity Funds for...



Total Return



These stock-oriented funds provide moderate growth potential as well as some current income, with less risk than aggressive stock funds but more risk than bond funds.



Taxable Bond Funds



Tax-Exempt Bond Funds



Money Market Funds (Taxable and Tax-Exempt)





Profile: Delaware Fund



What are the Fund's goals?

     Delaware Fund seeks a balance of capital appreciation, income and preservation of capital. Although the Fund will strive to achieve its goal, there is no assurance that it will.



Who should invest in the Fund



[bullet] Investors with long-term financial goals.



[bullet] Investors looking for stocks and bonds combined in a single investment.



[bullet] Investors seeking modest quarterly income.



[bullet] Investors seeking a measure of capital preservation.



Who should not invest in the Fund



[bullet] Investors with short-term financial goals.



[bullet] Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.



You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.



What are the Fund's main investment strategies?  We invest primarily in common stocks of established companies we believe have the potential for long-term capital appreciation. In addition, we invest at least 25% of the Fund's assets in various types of fixed-income securities, including

U.S. government securities and corporate bonds. This mix of stocks and bonds makes Delaware Fund what is commonly known as a balanced fund.



What are the main risks of investing in the Fund?  Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments.

This Fund will be affected by changes in stock and bond prices. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For a more complete discussion of risk, please turn to page 9.





How has the Fund performed?



This bar chart and table can help you evaluate the potential risks and rewards of investing in the Fund. We show how returns for the Fund's

Class A shares have varied over the past ten calendar years. We also show the average annual returns of all shares for one, five, and ten years compared to the performance of the S&P 500 Index and the Lehman

Brothers Aggregate Bond Index. You should remember that unlike the Fund,

the indexes are unmanaged and don't include the actual costs of buying,

selling, and holding securities. Neither index is a perfect comparison to Delaware Fund since the S&P 500 does not include fixed-income securities and the Lehman Brothers Aggregate Bond Index does not include stocks. The Fund's past performance does not necessarily indicate how it will perform in the future.





(GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (CLASS A)

FPO]



Year-by-year total return (Class A)



                                           Lehman Brothers Aggregate

          Delaware Fund  S&P 500                   Bond Index



1988

1989

1990

1991

1992

1993

1994

1995

1996

1997



The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in these total returns. If this fee were included, the returns would be less than those shown. The average annual returns shown below do include the sales charge.



As of September 30, 1998, the Fund had a year-to-date return of XX%.

During the ten years illustrated in this bar chart, the Fund's highest return in any quarter was XX% and its lowest return in any quarter was

XX%.



Average annual return as of 12/31/97











CLASS        A            B    B (if redeemed)          C


1 year    00.0%         00.0%           00.0%       00.0%



5 years   00.0%         00.0%           00.0%       00.0%



10 years  00.0%         00.0%           00.0%       00.0%






CLASS   C (if redeemed)  Lehman Bros. Agg. Bond Index  S&P 500


1 year    00.0%                                 00.0%    00.0%

5 years   00.0%                                 00.0%    00.0%

10 years  00.0%                                 00.0%    00.0%








What are the Fund's fees and expenses?



Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund. The Fund may waive or reduce sales charges;

please see the Statement of Additional Information for details.



CLASS                                           A         B        C

Maximum sales charge (load) imposed on

  purchases as a percentage of offering price  5.75%   none     none



Maximum contingent deferred sales charge (load)

  as a percentage of original purchase price or

  redemption price, whichever is lower          none (1) 5% (2)  1% (3)



Maximum sales charge (load) imposed on

  reinvested dividends                          none   none     none



Redemption fees (4)                             none   none     none



Annual fund operating expenses are deducted from the Fund's income or assets before it pays dividends and before its total return is calculated. We will not charge you separately for these expenses.



Management fees                                 00.0%  00.0%   00.0%



Distribution and service (12b-1) fees (5)       00.0%  00.0%   00.0%



Other expenses                                  00.0%  00.0%   00.0%



Total operating expenses                        00.0%  00.0%   00.0%



This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. 6 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.



CLASS (7)      A       B B (if redeemed)       C     C (if redeemed)

1 year     00.0%   00.0%           00.0%   00.0%               00.0%

3 years    00.0%   00.0%           00.0%   00.0%               00.0%

5 years    00.0%   00.0%           00.0%   00.0%               00.0%

10 years   00.0%   00.0%           00.0%   00.0%               00.0%





1 A purchase of Class A shares at $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge of 2% will be imposed on certain redemptions within the first year of purchase and 1% within the second year of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the prospectus if they are available.



2 If you redeem Class B shares during the first year after you buy them,

  you will pay a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter. Your Class B shares will automatically convert to Class A shares after approximately eight years.



3 Class C shares redeemed within one year of purchase are subject to a

  1% contingent deferred sales charge.



4 First Union Bank, N.A., the bank through which we wire money,

  currently charges $7.50 per redemption for redemptions payable by wire.



5 The Fund has adopted a plan under rule 12b-1 that allows the Fund to pay distribution fees for the sales and distribution of its shares.

  Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The

  Board of Directors adopted a formula for calculating 12b-1 plan expenses that went into effect on June 1, 1992. Under this formula,

  12b-1 plan expenses will not be more than 0.30% or less than 0.10%.

  Each share class is subject to a separate 12b-1 plan.



6 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.



7 The Class B example reflects the conversion of Class B shares to Class

  A shares at the end of the eighth year. However, the conversion may occur as late as three months after the eighth anniversary of purchase, during which time the higher 12b-1 plan fees payable by

  Class B shares will continue to be assessed. Information for the ninth and tenth years reflects expenses of the Class A shares.





Profile: Devon Fund



What are the Fund's goals?



     Devon Fund seeks current income and capital appreciation.

     Although the Fund will strive to achieve its goal, there is no assurance that it will.



Who should invest in the Fund



[bullet] Investors with long-term financial goals.



[bullet] Investors seeking long-term capital appreciation.



[bullet] Investors seeking an investment primarily in common stocks.



Who should not invest in the Fund



[bullet] Investors seeking an investment primarily in fixed-income securities.



[bullet] Investors with short-term financial goals.



[bullet] Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.



You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.



What are the Fund's main investment strategies?  We invest primarily in income-producing common stocks of companies. We focus on common stocks that we believe have the potential for above-average dividend increases over time.



What are the main risks of investing in the Fund?  Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments.  This Fund will be particularly affected by changes in stock prices, which tend to fluctuate more than bond prices. Moreover,

an investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For a more complete discussion of risk,

please turn to page 9.





How has the Fund performed?



This bar chart and table can help you evaluate the risks and rewards of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the four calendar years since its inception, as well as the average annual returns of these shares for the past year and since inception--all compared to the performance of the S&P 500 Index. You should remember that unlike the Fund, the index is unmanaged and doesn't include the costs of buying, selling, and holding the securities. The

Fund's past performance is not necessarily an indication of how it will perform in the future.



Year-by-year total return (Class A)



(GRAPHIC OMITTED: BARCHART SHOWING YEAR BY YEAR TOTAL RETURN (CLASS A)

FPO]





                 Devon Fund                 S&P 500

1988

1989

1990

1991

1992

1993

1994

1995

1996

1997



The maximum Class A sales charge of 5.75%, assessed when you purchase shares, is not reflected in these total returns. If this fee were included, the returns would be less than those shown.

The average annual returns shown below do include the sales charge.



As of September 30, 1998, the Fund had a year-to-date return of XX%.

During the four years illustrated in this bar chart, the Fund's highest return in any one quarter was XX% and its lowest return in any one quarter was XX%.



Average annual return as of 12/31/97











          CLASS A      B   B (if redeemed)       C   C (if redeemed)  S&P 500


1 year     00.0%   00.0%             00.0%   00.0%             00.0%    00.0%

Since

inception

(12/29/93) 00.0%   00.0%             00.0%   00.0%             00.0%    00.0%








What are the Fund's fees and expenses?



Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund. The Fund may waive or reduce sales charges;

please see the Statement of Additional Information for details.



CLASS                                              A     B       C



Maximum sales charge (load) imposed on

  purchases as a percentage of offering price   5.75%   none  none



Maximum contingent deferred sales charge (load)

  as a percentage of original purchase price or

  redemption price, whichever is lower          none (1) 4% (2) 1% (3)



Maximum sales charge (load) imposed on

  reinvested dividends                           none   none  none



Redemption fees (4)                              none   none  none



Annual fund operating expenses are deducted from the Fund's income or assets before it pays dividends and before its total return is calculated. We will not charge you separately for these expenses.



Management fees                                 00.0%     00.0%  00.0%



Distribution and service (12b-1) fees (5)       00.0% (6) 00.0%  00.0%



Other expense                                   00.0%     00.0%  00.0%



Total operating expenses (6)                    00.0%     00.0%  00.0%



This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. (7) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.



CLASS (8)      A       B   B (if redeemed)         C   C (if redeemed)

1 year     00.0%   00.0%             00.0%     00.0%             00.0%

3 years    00.0%   00.0%             00.0%     00.0%             00.0%

5 years    00.0%   00.0%             00.0%     00.0%             00.0%

10 years   00.0%   00.0%             00.0%     00.0%             00.0%





1 A purchase of Class A shares at $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge of 2% will be imposed on certain redemptions within the first year of purchase and 1% within the second year of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the prospectus if they are available.



2 If you redeem Class B shares during the first year after you buy them,

  you will pay a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter. Your Class B shares will automatically convert to Class A shares after approximately eight years.



3 Class C shares redeemed within one year of purchase are subject to a

  1% contingent deferred sales charge.



4 First Union, N.A., the bank through which we wire money, currently charges $7.50 per redemption for redemptions payable by wire.



5 The Fund has adopted a plan under rule 12b-1 that allows the Fund to pay distribution fees for the sales and distribution of its shares.

  Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Each share class is subject to a separate 12b-1 fee plan.



6 The investment manager has agreed to waive fees and reimburse expenses of 1.00% through _____________ in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 1.00% of average daily net assets.



7 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods in this example.



8 The Class B example reflects the conversion of Class B shares to Class

  A shares at the end of the eighth year. However, the conversion may occur as late as three months after the eighth anniversary of purchase, during which time the higher 12b-1 plan fees payable by

  Class B shares will continue to be assessed. Information for the ninth and tenth years reflects expenses of the Class A shares.





How we manage the Funds



Our investment strategies



We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular Fund. Following are descriptions of how the portfolio managers pursue the Funds' investment goals.



We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.



Delaware Fund



Delaware Fund is a balanced fund--a type of total return fund that invests in both stocks and bonds to pursue a three-pronged investment objective: capital appreciation, current income and preservation of principal. We blend several investment strategies to manage this Fund.



We seek capital appreciation by investing primarily in the common stocks of established companies that we believe have long-term capital growth potential. We focus on dividend-paying, undervalued stocks.



To seek current income and help preserve capital, we generally invest at least 25% of the Fund in various types of fixed-income securities,

including U.S. government and government agency securities and corporate bonds. We generally invest in bonds that have bond ratings in the top four grades by a nationally recognized statistical rating organization

(NRSRO) at the time we buy them. We buy unrated bonds only if we determine them to be equivalent to one of the top four grades. Each bond in the portfolio will have a maturity between five and 30 years, and the average maturity of the portfolio will typically be between five and ten years.



We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.



Devon Fund



Devon Fund is also a total return fund, but it invests the majority of its assets in stocks. This Fund has a dual objective of capital appreciation and current income, but since it invests only in stocks its shareholders are comfortable accepting somewhat greater fluctuation of principal than with Delaware Fund.



For Devon Fund, we invest primarily in common stocks that we believe have the potential for above-average dividend increases over time.

Generally, at least 65% of the Fund's assets will be in dividend-paying stocks.



In selecting stocks for both Devon Fund and Delaware Fund, we consider factors such as how much the stock's dividend has grown in the past, the frequency of the stock's prior dividend increases, the company's potential for strong positive cash flow, and the price/earnings ratio of the stock compared to other stocks in the market. We avoid stocks that we think are overvalued. We seek stocks that we believe have the potential for above-average dividend growth.



How to use

this glossary



Words found in the glossary are printed in boldface the first time they appear in the prospectus. So if you would like to know the meaning of a word that isn't in boldface, you might still find it in the glossary.



Glossary A-B



Amortized cost

------------------------------------------------------------------------

Similar to depreciated value, amortized cost reflects the

value of a fixed-income security adjusted to account for

any premium that was paid above the par value when the security was purchased. The purpose of amortization is to reflect resale or redemption value.



Appreciation

------------------------------------------------------------------------

An increase in the value of an investment.



The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.



Securities



Common stocks: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation's profits and losses, proportionate to the number of shares they own.



Convertible securities: Usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks.



Mortgage-backed securities: Fixed-income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation,

the Fannie Mae and the Government National Mortgage Association. Others

are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the government or its agencies or instrumentalities.



Collateralized mortgage obligations (CMOs): Privately issued mortgage-

backed bonds whose underlying value is the mortgages that are collected into different pools according to their maturity.



Real estate mortgage investment conduits (REMICs): Privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools.



How we use them



Delaware Fund



     Common Stocks. Generally, we invest up to 75% of net assets in dividend-paying stocks.



Delaware Fund/

Devon Fund



     Convertible Securities. Each Fund may invest in convertible securities; however, we will not invest more than 5% of net assets in convertible securities that are rated below investment grade by an NRSRO in securities that are unrated but deemed equivalent to non-investment grade.



     Mortgage-backed securities. There is no limit on government-related mortgage-backed securities or on fully collateralized privately issued mortgage-backed securities.



     Collateralized mortgage obligations (CMOs). We may invest up to 20%

     of net assets in mortgage-backed securities issued by private companies whether or not the securities are 100% collateralized.

     However, these  securities must be rated at the time of purchase in one of the four highest categories by an NRSRO. The privately issued securities we invest in are either CMOs or REMICs (see below).



     Real estate mortgage investment conduits (REMICs). See mortgage-backed securities above.



Devon Fund



     Common stocks. Generally, 90% to 100% of the Fund's assets will be invested in common stocks. Under normal market conditions we will invest at least 65% of net assets in dividend-paying stocks.



     Mortgage-backed securities. There is no limit on government-related mortgage-backed securities; however, the Fund typically holds none or only a small percentage of its net assets in fixed income securities.



     Collateralized mortgage obligations (CMOs). We may purchase privately issued obligations only if they are 100% collateralized and rated in one of the four highest categories by an NRSRO. The privately issued securities we would invest in would be either CMOs or REMICs (see below).



     Real estate mortgage investment conduits (REMICs). See mortgage-backed securities above.





Average maturity

------------------------------------------------------------------------

An average of when the individual bonds and other debt securities held in a portfolio will mature.



Bond

------------------------------------------------------------------------

A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price prior to maturity changes and is inversely related to current interest rates.

When interest rates rise, prices fall, and when interest rates fall,

prices rise.



Bond ratings

------------------------------------------------------------------------

Independent evaluations of creditworthiness, ranging from Aaa/AAA

(highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade.



How we manage the Funds (continued)



Securities we typically invest in (continued)



Securities



Asset-backed securities: Bonds or notes backed by accounts receivables including home equity, automobile or credit loans.



Corporate bonds: Debt obligations issued by a corporation.



Repurchase agreements: An agreement between a buyer and seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.



American Depositary Receipts (ADRs): Certificates issued by a U.S. bank that represent a stated number of shares of a foreign corporation that the bank holds in its vault. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. An ADR is bought and sold the same as U.S. securities.



Restricted securities: Privately placed securities whose resale is restricted under securities law.



Illiquid Securities: Securities that do not have a ready market, and cannot be easily sold, if at all, at approximately the price that the

Fund has valued them.



How we use them



Delaware Fund



     Asset-backed securities. We invest only in asset-backed securities rated in one of the four highest categories by an NRSRO.



     Corporate bonds. We focus on bonds rated in one of the four highest categories by an NRSRO (or deemed equivalent), with maturities between five and 30 years.



Delaware Fund/

Devon Fund



     Repurchase agreements. Typically, we use repurchase agreements as a short-term investment for a Fund's cash position. In order to enter into these repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price. (Neither Fund may have more than

     10% of its total assets in repurchase agreements with maturities of over seven days.)



Delaware Fund/

Devon Fund



     American Depositary Receipts. We may invest without limitation in ADRs.



Delaware Fund/

Devon Fund



     Restricted Securities. We may invest without limitation in privately placed securities that are eligible for resale among certain institutional buyers. Other restricted securities must be limited to 5% of total fund assets.



Delaware Fund/

Devon Fund



     Illiquid Securities. We may invest up to 10% of total assets in illiquid securities.



Devon Fund



     Devon Fund doesn't typically invest in asset-backed securities.

     When we do, we are allowed to invest only in asset-backed

     securities rated in one of the four highest categories by an NRSRO.



     Although Devon is allowed to invest in corporate bonds, we do not typically invest in them.



The Funds may also invest in other securities including real estate investment trusts, rights and warrants to purchase common stock, futures contracts, options, U.S. Treasury securities, Yankee and Euro bonds.

Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above.



Lending securities  Each Fund may lend up to 25% of its assets to qualified dealers and investors for their use in security transactions.



Purchasing securities on a when-issued or delayed delivery basis  Each

Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.



Portfolio turnover  Both Funds anticipate that their annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year.







C-C



Capital

------------------------------------------------------------------------

The amount of money you invest.



Capital gains distributions

------------------------------------------------------------------------

Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.



Commission

------------------------------------------------------------------------

The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.



Compounding

------------------------------------------------------------------------

Earnings on an investment's previous earnings.





The risks of investing in the Funds



Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a

Fund you should carefully evaluate the risks. Because of the nature of the Funds, you should consider an investment in either one to be a long-

term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Delaware Fund or Devon Fund. Please see the Statement of

Additional Information for further discussion of these risks and the other risks not discussed here.





Risks



Market risk is the risk that all or a majority of the securities in a certain market--like the stock or bond market--will decline in value because of factors such as economic conditions, future expectations or investor confidence.



Industry and security risk is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond.



Interest rate risk is the risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise.



Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates,

foreign economic conditions or inadequate regulatory and accounting standards.



Liquidity risk is the possibility that securities cannot be readily sold, or can only be sold at a price significantly lower than their broadly recognized value.



How we strive to manage them



Delaware Fund/Devon Fund



     Market risk. We maintain a long-term investment approach and focus on stocks we believe can appreciate over an extended time frame regardless of interim market fluctuations. We do not try to predict overall stock market movements and do not trade for short-term purposes.



     Market risk. We may hold a substantial part of each Fund's assets in cash or cash equivalents as a temporary defensive strategy.



Delaware Fund



     Market risk.  We diversify the Fund's assets among two major categories of investments--stocks and bonds--which tend to increase and decline in value in different economic or investment conditions.



Delaware Fund/Devon Fund



     Industry and security risk. We limit the amount of each Fund's assets invested in any one industry and in any individual security. We also follow a rigorous selection process before choosing securities for the portfolio.



Delaware Fund



     Interest rate risk. Within Delaware Fund's fixed-income component, we do not try to increase return by predicting and aggressively capitalizing on interest rate moves. Instead, we aim to keep the interest rate risk similar to the Lehman Brothers Aggregate Bond Index.



Delaware Fund/Devon Fund



     Foreign risk. We typically invest only a small portion of each Fund's portfolio in foreign securities. When we do purchase foreign securities,

     they are often denominated in U.S. dollars. We also tend to avoid markets where we believe accounting principles or the regulatory structure are underdeveloped.



Delaware Fund/Devon Fund



     Liquidity risk. We limit exposure to illiquid securities.



Devon Fund



     Interest rate risk. Devon does not generally hold a significant portion of assets in fixed-income securities, so interest rate risk is not a major risk with this fund.



Consumer Price Index (CPI)

------------------------------------------------------------------------

Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.



Contingent deferred sales charge (CDSC)

------------------------------------------------------------------------

Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service,

rather than an up-front commission.



Corporate bond

------------------------------------------------------------------------

A debt security issued by a corporation. See "bond."





Who manages the Funds



Investment

Manager



The Funds are managed by Delaware Management Company, a series of

Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management

Company makes investment decisions for the Funds, manages the Funds'

business affairs and provides daily administrative services. For these services, the manager was paid a fee for the last fiscal year as follows:



                                          Investment Management Fees



                                                  Delaware     Devon

As a percentage of average daily net assets        0.52%       0.60%



Portfolio

Managers



George H. Burwell and Gary A. Reed have primary responsibility for making day-to-day investment decisions for Delaware Fund. Mr. Burwell has responsibility for making the day-to-day investment decisions for

Devon Fund. When making decisions for the Funds, Mr. Burwell and Mr.

Reed regularly consult with Andrea Giles and Christopher Driver.



George H. Burwell, CFA, holds a BA from the University of Virginia and is a Chartered Financial Analyst (CFA). He has been Senior Portfolio

Manager for equities since 1992 when he joined Delaware Investments.

Previously he worked for Midlantic Bank in New Jersey where he managed an equity mutual fund and three commingled funds.



Gary A. Reed holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He has been Senior

Portfolio Manager for fixed income since 1989. Before joining Delaware

Investments in 1989, Mr. Reed was Vice President and Manager of the

fixed income department of the Irving Trust Company in New York.



Andrea Giles, Research Analyst for the Fund, holds a BSAD from the

Massachusetts Institute of Technology and an MBA in Finance from

Columbia University. Prior to joining Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank.



Christopher Driver, Research Analyst for the Fund, holds a BS in Finance from the University of Delaware. Prior to joining Delaware Investments in 1998, he was a Research Analyst in the Equity Value group at

Blackrock, Inc. Prior to Blackrock, he was a partner at Cashman Farrell

& Associates. Mr. Driver is a CFA charterholder.



C-E



Cost basis

------------------------------------------------------------------------

The original purchase price of an investment, used in determining capital gains and losses.



Currency exchange rates

------------------------------------------------------------------------

The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic and other factors.



Depreciation

------------------------------------------------------------------------

A decline in an investment's value.



Diversification

------------------------------------------------------------------------

The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.





Who's who?



This diagram shows the various organizations involved with managing,

administering, and servicing the Delaware Investments funds.





[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED

WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS

FUNDS]



Board of Directors



The Funds



Investment manager



Delaware Management Company

One Commerce Square

Philadelphia, PA 19103



Custodian



The Chase Manhattan Bank

4 Chase Metrotech Center

Brooklyn, NY 11245



Portfolio managers



(see page 10 for details)



Distributor



Delaware Distributors, L.P.

1818 Market Street

Philadelphia, PA 19103



Service agent



Delaware Service Company, Inc.

1818 Market Street

Philadelphia, PA 19103



Financial advisers



Shareholders



Board of directors  A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors are expected to exercise sound business judgement, establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.



Custodian  Mutual funds are legally required to protect their portfolio securities by placing them with a custodian--typically a qualified bank custodian who segregates fund securities from other bank assets.



Investment manager  An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions,

especially regarding transactions between itself and the funds it advises.



Portfolio managers  Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-

to-day basis.



Service agent  Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts,

calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents provide customer service to shareholders, as well.



Distributor  Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to National Association of Securities Dealers, Inc. (NASD) rules governing mutual fund sales practices.



Financial advisers  Financial advisers provide investment advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.



Shareholders  Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect directors. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.



Dividend distribution

------------------------------------------------------------------------

Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.



Duration

------------------------------------------------------------------------

A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.



Expense ratio

------------------------------------------------------------------------

A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities. They are paid from the fund's assets before any earnings are distributed to shareholders.



About your account



Investing in

the Funds



You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.



Choosing a share class



CLASS

A



[bullet] Class A shares have an up-front sales charge of up to 5.75%

         that you pay when you buy the shares. The offering price for

         Class A shares includes the front-end sales charge.



[bullet] If you invest $50,000 or more, your front-end sales charge will be reduced.



[bullet] You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain

         circumstances the sales charge may be waived; please see

         the Statement of Additional Information.



[bullet] Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.



[bullet] Class A shares generally are not subject to a contingent deferred sales charge.



CLASS

B



[bullet] Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.



[bullet] If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4%

         during the second year, 3% during the third and fourth years,

         2% during the fifth year, 1% during the sixth year, and 0%

         thereafter.



[bullet] Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional

         Information.



[bullet] For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than

         1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing

         services and maintaining shareholder accounts.



[bullet] Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.



[bullet] Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%.



[bullet] You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.





F-M



Financial adviser

------------------------------------------------------------------------

Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.



Fixed-income securities

------------------------------------------------------------------------

With fixed-income securities, the money you originally invested is returned to you at a prespecified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return.



Government securities

------------------------------------------------------------------------

Securities issued by U.S. Government or its agencies. They include

Treasuries as well as agency-backed securities such as FANNIE MAEs.





CLASS

C



[bullet] Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within 12 months after you buy them.



[bullet] Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional

         Information.



[bullet] Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25%

         are service fees paid to the distributor, dealers or others for providing personal services and maintaining shareholder

         accounts.



[bullet] Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.



[bullet] Unlike Class B shares, Class C shares do not automatically convert into another class.



[bullet] You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.











Class A Sales Charges



                                                Sales charge as %

                       Sales charge as %       of amount invested             Dealer's commission

Amount of purchase   of offering price      Delaware Fund  Devon Fund        as % of offering price


Less than $50,000          5.75%                 X.XX%        X.XX%                5.00%



$50,000 but                4.75%                 X.XX%        X.XX%                4.00%

under $100,000



$100,000 but

under $250,000             3.75%                 X.XX%        X.XX%                3.00%



$250,000 but

under $500,000             2.50%                 X.XX%        X.XX%                2.00%



$500,000 but

under $1 million           2.00%                 X.XX%        X.XX%                1.60%








As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you may have to pay a limited contingent deferred sales charge of 2% if you redeem these shares within the first year and 1% if you redeem them within the second year.











                                                Sales charge as

                       Sales charge as        % of amount invested       Dealer's commission as %

Amount of purchase     of offering price   Delaware Fund    Devon Fund      of offering price




Amount up to $5 million (1)    none               none            none              1.00



Next $20 million

up to $25 million              none               none            none              0.50



Amount over $25 million        none               none            none              0.25






1 [TBD if footnote is needed here]



Inflation

------------------------------------------------------------------------

The increase in the cost of goods and services over time. U.S. inflation is measured by the Consumer Price Index (CPI).



Investment goal

------------------------------------------------------------------------

The objective, such as long-term capital growth or high current income,

that a mutual fund pursues.



Lehman Brothers Aggregate Bond Index

------------------------------------------------------------------------

An index that measures

the total returns of about 6,500 U.S. corporate and government bonds.



Management fee

------------------------------------------------------------------------

The amount paid by a mutual fund to the investment adviser for management services, expressed as a percentage of the fund's net assets.



About your account continued



How to reduce your sales charge



We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.











                                                  Share class

   Program             How it works              A    B              C


Letter of Intent



                   Through a Letter of           X    Although the Letter of Intent and Rights of

                   Intent you agree to                Accumulation do not apply to the purchase of Class

                   invest a certain amount            B and C shares, you can combine your purchase of

                   in Delaware Investment             Class A shares with your purchase of B and C shares

                   Funds (except money market         to fulfill your Letter of Intent or qualify for

                   funds with no sales charge)        Rights of Accumulation.

                   over a 13-month period to

                   qualify for reduced

                   front-end sales charges.



Rights of Accumulation



                   You can combine your holdings X

                   of all funds in the Delaware

                   Investments family (except

                   money market funds with no

                   sales charge) as well as the

                   holdings of your spouse and

                   children under 21 to qualify

                   for reduced front-end sales

                   charges.



Reinvestment of redeemed shares



                   Up to 12 months after you     X

                   redeem shares, you can reinvest

                   the proceeds without paying a

                   front-end sales charge.



SIMPLE IRA, SEP    These investment plans may    X

IRA, SARSEP,       qualify for reduced sales charges

Prototype Profit   by combining the purchases

Sharing, Pension,  of all members of the group.

SIMPLE 401(k), 403 Members of these groups may also

(b)(7), and 457    qualify to purchase shares

Retirement Plans   without a front-end sales

                   charge and a waiver of any

                   contingent deferred sales

                   charges.










M-P



Market capitalization

------------------------------------------------------------------------

The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.



Maturity

------------------------------------------------------------------------

The length of time until a bond issuer must repay the underlying loan principal to bondholders.



NASD (National Association of Securities Dealers)

------------------------------------------------------------------------

A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.



How to buy shares



[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]



Through your financial adviser



Your financial adviser can handle all the details of purchasing shares,

including opening an account. Your adviser may charge a fee for this service.





[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]



By mail



Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase to Delaware

Investments, 1818 Market Street, Philadelphia, PA 19103. If you are

making an initial purchase by mail, you must include a completed investment application, or an appropriate retirement plan application if you are opening a retirement account, with your check.





[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]



By wire



Ask your bank to wire the amount you want to invest to First Union Bank,

ABA #031201467, Bank Account number _______. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign an account number.





[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]



By exchange



You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange Class A shares for Class B or Class C shares. To open an account by exchange,

call the Shareholder Service Center at 800-523-1918.



[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]



Through automated shareholder services



You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawarefunds.com.

For more information about how to sign up for these services, call our

Shareholder Service Center at 800-523-1918.





NAV (Net asset value)

------------------------------------------------------------------------

The daily dollar value of one mutual fund share. Equal

to a fund's net assets divided by the number of shares outstanding.



NRSRO

(Nationally recognized statistical rating organization)

------------------------------------------------------------------------

A company that assesses the quality and potential performance of bonds,

commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service (Moody's),

Standard & Poor's Corporation (S&P), Duff & Phelps, Inc. (Duff), and

Fitch Investor Services, Inc. (Fitch).



Preferred stock

------------------------------------------------------------------------

Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also pay dividends at a fixed rate.







About your account (continued)



How to buy shares (continued)



Once you have completed an application, you can open an account with an initial investment of $1,000--and make additional investments at any time for as little as $100. If you are buying shares in an IRA, Roth IRA or Education IRA; under the Uniform Gifts to Minors Act or the Uniform

Transfers to Minors Act; or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimums vary for retirement plans other than IRAs, Roth

IRAs or Education IRAs.



The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m.

Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.



We determine the Funds' net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the

Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any investments that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.





P-S



Price/earnings ratio

------------------------------------------------------------------------

A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings of $5 has a P/E of 20.



Principal

------------------------------------------------------------------------

Amount of money you invest. Also refers to a bond's original face value,

due to be repaid at maturity.



Prospectus

------------------------------------------------------------------------

The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies,

services and fees.





How to redeem shares



[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]



Through your financial adviser



Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a fee for this service.





[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]



By mail



You can redeem your shares (sell them back to the fund) by mail by writing to: Delaware Investments, 1818 Market Street, Philadelphia, PA

19103. All owners of the account must sign the request, and for redemptions of $50,000 or more, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record.





[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]



By telephone



You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire.

Bank information must be on file before you request a wire redemption.





[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]



By wire



You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, the First Union

Bank fee (currently $7.50) will be deducted from your proceeds. Bank information must be on file before you request a wire redemption.





[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]



Through automated shareholder services



You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawarefunds.com. For more information about how to sign up for these services, call our

Shareholder Service department at 800-523-1918.





Redeem

------------------------------------------------------------------------

To cash in your shares by selling them back to the mutual fund.



Risk

------------------------------------------------------------------------

Generally defined as variability of value; also credit risk,

inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.



S&P 500 Index

------------------------------------------------------------------------

The Standard & Poor's 500 Composite Stock Index; an unmanaged index of

500 widely held common stocks that is often used to represent performance of the U.S. stock market.



Sales charge

------------------------------------------------------------------------

Charge on the purchase of fund shares sold through financial advisers.

May vary with the amount invested. Typically used to compensate advisers for advice and service provided.







About your account continued



How to redeem shares (cont.)



If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.



When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check,

we will wait until your check has cleared, which can take up to 15 days,

before we honor your request to sell these shares.



If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, and later redeem those shares,

the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares rather than the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.



Account Minimum



If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gift to Minors Act accounts or accounts with automatic investing plans) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the

Fund may redeem your account after 60 days' written notice to you.





S-S



SEC (Securities and Exchange Commission)

------------------------------------------------------------------------

Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.



Share classes

------------------------------------------------------------------------

Different classifications of shares; mutual fund share

classes offer a variety of sales charge choices.



Signature guarantee

------------------------------------------------------------------------

Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid.





Special services



To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

------------------------------------------------------------------------



Automatic Investing Plan



The Automatic Investing Plan allows you to make regular monthly investments directly from your checking account.





Direct Deposit



With Direct Deposit you can make additional investments through payroll deductions or direct transfers from your bank account.





Wealth Builder Option



With the Wealth Builder Option you can arrange automatic monthly exchanges from your shares in one or more Delaware Investments funds into any other Delaware Investments fund. Wealth Builder Exchanges are subject to the same rules as regular exchanges and require a minimum monthly exchange of $100 per fund.





Dividend Reinvestment Plan



Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge.





Standard deviation

------------------------------------------------------------------------

A measure of an investment's volatility; for mutual funds, measures how much a fund's total return varies from its historical average.



Statement of Additional Information (SAI)

------------------------------------------------------------------------

The document serving as "Part B" of a fund's prospectus

that provides more detailed information about the fund's organization,

investments, policies and risks.



Stock

------------------------------------------------------------------------

An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."



About your account (continued)



Special services

(continued)

------------------------------------------------------------------------

Exchanges



You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a sales charge and without paying a contingent deferred sales charge on the shares of the fund from which you make your exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When exchanging

Class B and Class C shares of one fund for similar shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.



MoneyLineSM On Demand Service



Through our MoneylineSM On Demand Service, you or your financial adviser may transfer money from your Fund account to your predesignated bank account by telephone request. This service is not available for retirement plans.





MoneyLineSM Direct Deposit Service



Through our MoneylineSM Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service;

however, your bank may assess one.



Systematic Withdrawal Plan



Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our Moneyline Direct Deposit Service.



T-V



Total return

------------------------------------------------------------------------

An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.



Treasury bills

------------------------------------------------------------------------

Securities issued by the U.S. Treasury with maturities of

one year or less.



Treasury bonds

------------------------------------------------------------------------

Securities issued by the U.S. Treasury with maturities of

10 years or longer.



Treasury notes

------------------------------------------------------------------------

Securities issued by the U.S. Treasury with maturities of one to 10 years.







Dividends, distributions and taxes



For each Fund dividends, if any, are paid quarterly, while any capital gains are distributed annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.



Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from these Funds is the same whether you reinvest your dividends or receive them in cash.

Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.



We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.





Retirement plans



In addition to being an appropriate investment for your Individual

Retirement Account (IRA), Roth IRA and Education IRA, shares in the

Funds may be suitable for group retirement plans. You may establish your

IRA account even if you are already a participant in an employer-

sponsored retirement plan. For more information on how shares in these

Funds can play an important role in your retirement planning or for details about group plans, please consult your financial adviser,

or call 800-523-1918.





Uniform Gift to Minors Act and Uniform Transfers to Minors Act

------------------------------------------------------------------------

Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.



Volatility

------------------------------------------------------------------------

The tendency of an investment to go up or down in value by different magnitudes. There are "low volatility" and "high volatility"

investments.











Financial highlights



The financial highlights table is intended to help you understand the

Fund's financial performance for the past five years. All "per share"

information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-523-1918.



                                                                                 Class A

----------------------------------------------------------------------------------------

                                                                      Year ended 10/31



Delaware Fund                           1998 (1)    1997 (1)  1996 (1) 1995 (1)  1994 (1)

----------------------------------------------------------------------------------------


Income from Investment Operations

Net investment income ($)               0.00        0.00      0.00      0.00      0.00

Net realized & unrealized

  gains (losses) on securities ($)      0.00        0.00      0.00      0.00      0.00

Total from investment operations ($)    0.00        0.00      0.00      0.00      0.00

Less Distributions

Dividends from net investment

  income ($)                            0.00        0.00      0.00      0.00      0.00

Distributions from capital gains ($)    0.00        0.00      0.00      0.00      0.00

Total distributions ($)                 0.00        0.00      0.00      0.00      0.00

Net asset value, end of period ($)      0.00        0.00      0.00      0.00      0.00

Total Return (%)                        0.00 (2)    0.00 (2)  0.00 (2)  0.00 (2)  0.00 (2)

Ratios/Supplemental Data:

Net asset value, end of period

  (000's omitted)                       0.00        0.00      0.00      0.00      0.00

Ratio of expenses to average daily

  net assets                            0.00        0.00      0.00      0.00      0.00

Ratio of net investment income to

  average daily net assets              0.00        0.00      0.00      0.00      0.00

Portfolio turnover rate (%)             0.00        0.00      0.00      0.00      0.00



Volatility, as indicated by

year-by-year total return               0.00%      -0.00%     0.00%    -0.00%     0.00%







                                                                                Class B

---------------------------------------------------------------------------------------

                                             Year ended 10/31             9/6 (3)-10/31



Delaware Fund                           1998        1997      1996      1995      1994

---------------------------------------------------------------------------------------


Income from Investment Operations

Net investment income ($)                           0.00      0.00      0.00      0.00

Net realized & unrealized gains

  (losses) on securities ($)                        0.00      0.00      0.00      0.00

Total from investment operations ($)                0.00      0.00      0.00      0.00

Less Distributions

Dividends from net investment

  income ($)                                        0.00      0.00      0.00      0.00

Distributions from capital gains ($)                0.00      0.00      0.00      0.00

Total distributions ($)                             0.00      0.00      0.00      0.00

Net asset value, end of period ($)                  0.00      0.00      0.00      0.00

Total Return (%)                                    0.00      0.00      0.00      0.00

Ratios/Supplemental Data:

Net asset value, end of period

  (000's omitted)                                   0.00      0.00      0.00      0.00

Ratio of expenses to average

  daily net assets                                  0.00      0.00      0.00      0.00

Ratio of net investment income

  to average daily net assets                       0.00      0.00      0.00      0.00

Portfolio turnover rate (%)                         0.00      0.00      0.00      0.00

                                                    0.00      0.00      0.00      0.00



Volatility, as indicated by

year-by-year total return                           0.00%     0.00%     0.00%    -0.00%





                                                                               Class C

---------------------------------------------------------------------------------------

                                                 Year ended               11/29/95 (3)-

                                                   10/31                          10/31

Delaware Fund                           1998        1997                           1996

---------------------------------------------------------------------------------------


Income from Investment Operations

Net investment income ($)                           0.00                          0.00

Net realized & unrealized gains

  (losses) on securities ($)                        0.00                          0.00

Total from investment operations ($)                0.00                          0.00

Less Distributions

Dividends from net investment

  income ($)                                        0.00                          0.00

Distributions from capital gains ($)                0.00                          0.00

Total distributions ($)                             0.00                          0.00

Net asset value, end of period ($)                  0.00                          0.00

Total Return (%)                                    0.00                          0.00

Ratios/Supplemental Data:

Net asset value, end of period

  (000's omitted)                                   0.00                          0.00

Ratio of expenses to average daily

  net assets                                        0.00                          0.00

Ratio of net investment income to

  average daily net assets                          0.00                          0.00

Portfolio turnover rate (%)                         0.00                          0.00

                                                    0.00                          0.00



Volatility, as indicated by

year-by-year total return                          -0.00%                         0.00%





1 Reflects 12b-1 distribution expenses beginning June 1, 1992.



2 Does not reflect any maximum sales charge that is or was in effect nor the 1% limited contingent deferred sales charge that would apply to certain redemptions made within 2 years of purchase. See page ____ .



3 Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for such a short period may not be representative of longer term results.



4 Does not include any contingent deferred sales charge which varies from 1% to 5%, depending upon the holding period for Delaware Fund B

  Class, and 1% for Delaware Fund C Class for 12 months from the date of purchase.












How to read the

financial highlights



Net investment income

------------------------------------------------------------------------

Net investment income includes dividend and interest income earned from the Fund's securities; is expenses have been deducted.





Net gains (losses) on investments (both realized and unrealized)

------------------------------------------------------------------------

A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less Distributions-

Distributions from realized gains."





Realized gains

------------------------------------------------------------------------

Profits realized from the sale of securities.





Net asset value (NAV)

------------------------------------------------------------------------

This is the value of a mutual fund share, calculated

by dividing the net assets by the number of shares outstanding.





Total return

------------------------------------------------------------------------

This represents the percentage increase or decrease in the value of a share of a fund during specific periods, in this case, annual periods.

In calculating this figure for the financial highlights table, we include fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.





Net assets

------------------------------------------------------------------------

Net assets represent the total value of all the assets in the Fund's portfolio, less any liabilities, that are attributable to that class of the Fund.



(continues on page 24)











Financial highlights (continued)



The financial highlights table is intended to help you understand the

Fund's financial performance for the past five years. All "per share"

information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling

800-523-1918.





                                                                           Class A

----------------------------------------------------------------------------------

                     Year ended 10/31            Period 12/29/93 (1) through 10/31



Devon Fund                  1998      1997        1996      1995           1994

----------------------------------------------------------------------------------


Income From Investment

  Operations

Net investment income ($)             0.00        0.00      0.00            0.00 2

Net realized & unrealized

  gains (losses) on

  securities ($)                      0.00        0.00      0.00            0.00

Total from investment

  operations ($)                      0.00        0.00      0.00            0.00

Less Distributions

Dividends from net

  investment income ($)               0.00        0.00      0.00            0.00

Distributions from capital

  gains ($)                           0.00        0.00      0.00            0.00

Total distributions ($)               0.00        0.00      0.00            0.00

Net asset value, end of

  period ($)                          0.00        0.00      0.00            0.00

Total Return (%)                      0.00 (3)    0.00 (3)  0.00 (3)        0.00 (2)

Ratios/Supplemental Data:

Net asset value, end of

  period (000's omitted)              0.00        0.00      0.00            0.00

Ratio of expenses to average

  daily net assets                    0.00        0.00      0.00            0.00

Ratio of net investment income

  to average daily net assets         0.00        0.00      0.00            0.00

Portfolio turnover rate (%)           0.00        0.00      0.00            0.00

Average commission rate paid (4) ($)  0.00        0.00      0.00            0.00



Volatility, as indicated by

year-by-year total return             0.00%       0.00%     0.00%          -0.00%





                                                                           Class B

----------------------------------------------------------------------------------

                              Year ended 10/31                       9/6 (4)-10/31



Devon Fund                 1998     1997        1996       1995               1994

----------------------------------------------------------------------------------


Income From Investment

  Operations

Net investment income ($)             0.00        0.00      0.00              0.00

Net realized & unrealized

  gains (losses) on

  securities ($)                      0.00        0.00      0.00              0.00

Total from investment

  operations ($)                      0.00        0.00      0.00              0.00

Less Distributions

Dividends from net

  investment income ($)               0.00        0.00      0.00              0.00

Distributions from capital

  gains ($)                           0.00        0.00      0.00              0.00

Total distributions ($)               0.00        0.00      0.00              0.00

Net asset value, end of

  period ($)                          0.00        0.00      0.00              0.00

Total Return (%)                      0.00        0.00 (7)  0.00 (7)          0.00 (7)

Ratios/Supplemental Data:

Net asset value, end of

  period (000's omitted)              0.00        0.00      0.00              0.00

Ratio of expenses to average

  daily net assets                    0.00        0.00      0.00              0.00

Ratio of net investment income

  to average daily net assets         0.00        0.00      0.00              0.00

Portfolio turnover rate (%)           0.00        0.00      0.00              0.00

Average commission rate paid (4)($)   0.00        0.00      0.00              0.00

Volatility, as indicated by

year-by-year total return             0.00%       0.00%     0.00%            -0.00%





                                             Class C

----------------------------------------------------------------

                        Year ended 10/31           11/29/95 (4)-

                                                           10/31

Devon Fund                  1998    1997                    1996

----------------------------------------------------------------


Income From Investment

  Operations

Net investment income ($)             0.00                  0.00

Net realized & unrealized

  gains (losses) on

  securities ($)                      0.00                  0.00

Total from investment

  operations ($)                      0.00                  0.00

Less Distributions

Dividends from net

  investment income ($)               0.00                  0.00

Distributions from capital

  gains ($)                           0.00                  0.00

Total distributions ($)               0.00                  0.00

Net asset value, end of

  period ($)                          0.00                  0.00

Total Return (%)                      0.00 (7)              0.00 (7)

Ratios/Supplemental Data:

Net asset value, end of

  period (000's omitted)              0.00                  0.00

Ratio of expenses to average

daily net assets                      0.00                  0.00

Ratio of net investment income

  to average daily net assets         0.00                  0.00

Portfolio turnover rate (%)           0.00                  0.00

Average commission rate paid (4) ($)  0.00                  0.00



Volatility, as indicated by

year-by-year total return            -0.00%                 0.00%



1 Date of initial sale of Devon Fund A Class; ratios and total return have been annualized. Total return for such a short period may not be representative of longer term results.



2 1995 per share information was based on the average shares outstanding method.



3 Total return does not include any maximum sales charge that is or was in effect nor the limited contingent deferred sales charge that would apply to certain redemptions within 2 years of purchase. See page __.

  Total return reflects expense limitation referenced under Summary of Expenses.



4 Computed by dividing the amount of commission paid by the total number of shares purchased and sold during the period of which there was a commission charged.



5 Date of initial sale of Devon Fund B Class; ratios have been annualized but total return has not. Total return for such a short period may not be representative of longer term results.



6 Date of initial sale of Devon Fund C Class; ratios have been annualized but total return has not.



7 Total return does not include any contingent deferred sales charge,

  which varies from 1% to 5%, depending upon the holding period for

  Devon Fund B Class, and 1% for Devon Fund C Class for 12 months from the date of purchase. Total return reflects the expense limitation referenced under Summary of Expenses.





How to read the

financial highlights

(begins on page 22)



Ratio of expenses to average daily net assets

------------------------------------------------------------------------

The expense ratio is the percentage of total investment

that a fund pays annually for operating expenses and management fees.

These expenses include accounting and administration expenses, services for shareholders, and similar expenses.





Ratio of net investment income to

average daily net assets

------------------------------------------------------------------------

We determine this ratio by dividing net investment income

by average net assets.





Portfolio turnover rate

------------------------------------------------------------------------

This figure tells you the amount of trading activity in a

fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.







Delaware Fund

Devon Fund



Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the

Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the

Funds' performance during their last fiscal year. You can find more detailed information about the Funds in the current Statement of

Additional Information, which we have filed electronically with the

Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional

Information, the annual or semi-annual report, or if you have any questions about investing in these funds, you can write to us at 1818

Market Street, Philadelphia, PA 19103, or call toll-free 800-523-1918.

You may also obtain additional information about the Funds from your financial adviser.



You can find reports and other information about the Funds on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the

Public Reference Section of the SEC, Washington, D.C. 20549-6009.

Information about the Funds, including their Statement of Additional

Information, can be reviewed and copied at the Securities and Exchange

Commission's Public Reference Room in Washington, D.C. You can get

information on the public reference room by calling the SEC at

1-800-SEC-0330.





Web site



www.delawarefunds.com





E-mail



service@delgroup.com





Shareholder Service Center



800-523-1918



Call the Shareholder Service Center:

Monday to Friday, 8 a.m. to 8 p.m. Eastern time.



For fund information; literature; price, yield and performance figures.



For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.





Delaphone Service



800-362-FUND (800-362-3863)



For convenient access to account information or current performance information on all Delaware Investment Funds seven days a week, 24 hours a day, use this Touch-Tone(registered trademark) service.



[Registrant's Investment Company Act file number]





[GRAPHIC OMITTED: LOGO OF DELAWARE INVESTMENTS

                  ----------------------------

                  Philadelphia * London]



P-002 [--] PP 12/98







[GRAPHIC OMITTED: LOGO OF DELAWARE INVESTMENTS

                  ----------------------------

                  Philadelphia * London]





DELAWARE FUND

DEVON FUND



Institutional Class



Prospectus December 30, 1998



[GRAPHIC OMITTED: ILLUSTRATION OF A MAN AND A WOMAN HOLDING A PORTRAIT

WHICH IS BROKEN IN HALF]



Total Return Funds





The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.





Table of Contents



Fund profiles                         page 2

Delaware Fund                              2

Devon Fund                                 4



How we manage the Funds               page 6

Our investment strategies                  6

The securities we typically invest in      7

The risks of investing in the Funds        9



Who manages the Funds                page 10

Investment manager                        10

Portfolio managers                        10

Who's Who?                                10



About your account                   page 12

Investing in the Funds                    12

     Institutional class shares           12

     How to buy shares                    15

     How to redeem shares                 17



Dividends, distributions and taxes        21

Retirement plans                          21



Financial highlights                 page 22



How to use

this prospectus



Here are guidelines to help you use this prospectus to make well-

informed investment decisions about our funds. If you're looking for a specific piece of information, the table of contents can guide you directly to the appropriate section.





Step 1

------------------------------------------------------------------------

Take a look at the fund profiles for an overview of each Fund.



Step 2

------------------------------------------------------------------------

Learn in-depth information about how the Funds invest, the risks involved and the people and organizations responsible for the Funds'

day-to-day operations.



Step 3

------------------------------------------------------------------------

Determine which fund features and services you would like to take advantage of.



Step 4

------------------------------------------------------------------------

Use the glossary that begins on page 6 to find definitions of words printed in bold type throughout the prospectus.





Investing for total return...



Investors with long-term goals often choose mutual funds designed to provide total return. These funds provide moderate growth potential as well as some current income. They generally involve less risk than aggressive stock funds but more risk than bond funds. Like all mutual funds, total return funds allow you to invest conveniently in a diversified portfolio without having to select and monitor individual securities on your own.



with Delaware Investments



Your personal financial adviser, working with Delaware Investments, can help you define, evaluate and set your personal investment objectives.

Your adviser can also explain the role total return funds like Delaware

Fund and Devon Fund can play in a long-term investment program designed to meet your goals.



The Delaware Investments family includes a full range of mutual funds--

including total return funds--designed to fit your particular investment needs. With nearly 70 years of investment management experience, we follow time-tested strategies that emphasize long-term performance and consistent application of investment disciplines. Today, as part of the

Lincoln Financial Group, a $105 billion financial services complex,

Delaware Investments has access to a variety of experienced and talented investment managers. We are dedicated to working closely with financial advisers to bring investors the highest quality investment management and services.



[GRAPHIC OF A HOUSE]



Building Blocks of Asset Allocation



Aggressive Growth Equity Funds



Growth Equity Funds



International and Global Funds



Asset Allocation Funds



[Table Highlighted] Moderate Growth Equity Funds for...



Total Return



These stock-oriented funds provide moderate growth potential as well as some current income, with less risk than aggressive stock funds but more risk than bond funds.



Taxable Bond Funds



Tax-Exempt Bond Funds



Money Market Funds (Taxable and Tax-Exempt)





Profile: Delaware Fund



What are the Fund's goals?

     Delaware Fund seeks a balance of capital appreciation, income and preservation of capital. Although the Fund will strive to achieve its goal, there is no assurance that it will.



Who should invest in the Fund



[bullet] Investors with long-term financial goals.



[bullet] Investors looking for stocks and bonds combined in a single investment.



[bullet] Investors seeking modest quarterly income.



[bullet] Investors seeking a measure of capital preservation.



Who should not invest in the Fund



[bullet] Investors with short-term financial goals.



[bullet] Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.



You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.



What are the Fund's main investment strategies?  We invest primarily in common stocks of established companies we believe have the potential for long-term capital appreciation. In addition, we invest at least 25% of the Fund's assets in various types of fixed-income securities, including

U.S. government securities and corporate bonds. This mix of stocks and bonds makes Delaware Fund what is commonly known as a balanced fund.



What are the main risks of investing in the Fund?  Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments.

This Fund will be affected by changes in stock and bond prices. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For a more complete discussion of risk, please turn to page 9.





How has the Fund performed?



This bar chart and table can help you evaluate the potential risks and rewards of investing in the Fund. We show how returns for the Fund's

Institutional Class shares have varied over the past ten calendar years.

Delaware Fund's Institutional Class commenced operations on November 9,

1992. Return information for the Class for the periods prior to the time the Class commenced operations is calculated by taking the performance of Delaware Fund A Class and eliminating all sales charges that apply to

Class A shares. However, for those peroiods, Class A 12b-1 payments were not eliminated, and performance would have been affected if this adjustment had been made. We also show the average annual returns of all shares for one, five, and ten years compared to the performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. You should remember that unlike the Fund, the indexes are unmanaged and don't include the actual costs of buying, selling, and holding securities. Neither index is a perfect comparison to Delaware Fund since the S&P 500 does not include fixed-income securities and the Lehman Brothers Aggregate Bond Index does not include stocks. The Fund's past performance does not necessarily indicate how it will perform in the future.



 Delaware Fund

 S&P 500

 Lehman Brothers Aggregate Bond Index





[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN

(INSTITUTIONAL CLASS) FPO]



Year-by-year total return (Institutional Class)



                                                    Lehman Brothers

                                                      Aggregate

Delaware Fund       S & P 500          Bond Index



1988

1989

1990

1991

1992

1993

1994

1995

1996

1997



As of September 30, 1998, the Fund had a year-to-date return of XX%.

During the ten years illustrated in this bar chart, the Fund's highest return in any quarter was XX% and its lowest return in any quarter was

XX%.



Average annual return as of 12/31/97










INSTITUTIONAL CLASS      Lehman Bros. Agg. Bond Index  S&P 500


1 year    00.0%                                 00.0%    00.0%

5 years   00.0%                                 00.0%    00.0%

10 years  00.0%                                 00.0%    00.0%








What are the Fund's fees and expenses?



You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.



Maximum sales charge (load) imposed on

  purchases as a percentage of offering price                   none



Maximum contingent deferred sales charge (load)

  as a percentage of original purchase price or

  redemption price, whichever is lower                          none



Maximum sales charge (load) imposed on

  reinvested dividends                                          none



Redemption fees                                                 none



Exchange fees (1)                                               none



Annual fund operating expenses are deducted from the Fund's income or assets before it pays dividends and before its total return is calculated. We will not charge you separately for these expenses.



Management fees                                                00.0%



Distribution and service (12b-1) fees                           none



Other expenses                                                 00.0%



Total operating expenses                                       00.0%



This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. 2 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.



1 year                                                         00.0%

3 years                                                        00.0%

5 years                                                        00.0%

10 years                                                       00.0%



1 Exchanges are subject to the requirements of each Fund in the Delaware

  Investments family. A front-end sales charge may apply if you exchange your shares for another fund.



2 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.





Profile: Devon Fund



What are the Fund's goals?



     Devon Fund seeks current income and capital appreciation.

     Although the Fund will strive to achieve its goal, there is no assurance that it will.



Who should invest in the Fund



[bullet] Investors with long-term financial goals.



[bullet] Investors seeking long-term capital appreciation.



[bullet] Investors seeking an investment primarily in common stocks.



Who should not invest in the Fund



[bullet] Investors seeking an investment primarily in fixed-income securities.



[bullet] Investors with short-term financial goals.



[bullet] Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.



You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.



What are the Fund's main investment strategies?  We invest primarily in income-producing common stocks of companies. We focus on common stocks that we believe have the potential for above-average dividend increases over time.



What are the main risks of investing in the Fund?  Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments.  This Fund will be particularly affected by changes in stock prices, which tend to fluctuate more than bond prices. Moreover,

an investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For a more complete discussion of risk,

please turn to page 9.



How has the Fund performed?



This bar chart and table can help you evaluate the risks and rewards of investing in the Fund. We show how returns for the Fund's Institutional

Class shares have varied over the four calendar years since its inception,

as well as the average annual returns of these shares for the past year and since inception--all compared to the performance of the S&P 500

Index. You should remember that unlike the Fund, the index is unmanaged and doesn't include the costs of buying, selling, and holding the securities. The Fund's past performance is not necessarily an indication of how it will perform in the future.



Devon Fund

S&P 500



Year-by-year total return (Institutional Class)



[GRAPHIC OMITTED: BARCHART SHOWING YEAR BY YEAR TOTAL RETURN

(INSTITUTIONAL CLASS) FPO]



           Devon Fund      S & P 500

1988

1989

1990

1991

1992

1993

1994

1995

1996

1997



As of September 30, 1998, the Fund had a year-to-date return of XX%.

During the four years illustrated in this bar chart, the Fund's highest return in any one quarter was XX% and its lowest return in any one quarter was XX%.



Average annual return as of 12/31/97









           INSTITUTIONAL CLASS      S&P 500


1 year           00.0%               0.00%

Since

inception

(12/29/93)       00.0%               0.00%








What are the Fund's fees and expenses?



You do not pay sales charges directly from your investments when you buy or sell shares of the Fund.



Maximum sales charge (load) imposed on

  purchases as a percentage of offering price                 none



Maximum contingent deferred sales charge (load)

  as a percentage of original purchase price or

  redemption price, whichever is lower                        none



Maximum sales charge (load) imposed on

  reinvested dividends                                        none



Redemption fees                                               none



Exchange fees (1)                                             none



Annual fund operating expenses are deducted from the Fund's income or assets before it pays dividends and before its total return is calculated. We will not charge you separately for these expenses.



Management fees                                               00.0%



Distribution and service (12b-1) fees                         none



Other expense                                                 00.0%



Total operating expenses (2)                                  00.0%



This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. 3 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.



1 year                                                        00.0%

3 years                                                       00.0%

5 years                                                       00.0%

10 years                                                      00.0%



1 Exchanges are subject to the requirements of each fund in the Delaware

  Investments family. A front-end sales charge may apply if you exchange your shares for another fund.



2 The investment manager has agreed to waive fees and reimburse expenses of 1.00% through _____________ in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.00% of average daily net assets.



3 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods in this example.





How we manage the Funds



Our investment strategies



We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular Fund. Following are descriptions of how the portfolio managers pursue the Funds' investment goals.



We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.



Delaware Fund



Delaware Fund is a balanced fund--a type of total return fund that invests in both stocks and bonds to pursue a three-pronged investment objective: capital appreciation, current income and preservation of principal. We blend several investment strategies to manage this Fund.



We seek capital appreciation by investing primarily in the common stocks of established companies that we believe have long-term capital growth potential. We focus on dividend-paying, undervalued stocks.



To seek current income and help preserve capital, we generally invest at least 25% of the Fund in various types of fixed-income securities,

including U.S. government and government agency securities and corporate bonds. We generally invest in bonds that have bond ratings in the top four grades by a nationally recognized statistical rating organization

(NRSRO) at the time we buy them. We buy unrated bonds only if we determine them to be equivalent to one of the top four grades. Each bond in the portfolio will have a maturity between five and 30 years, and the average maturity of the portfolio will typically be between five and ten years.



We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.



Devon Fund



Devon Fund is also a total return fund, but it invests the majority of its assets in stocks. This Fund has a dual objective of capital appreciation and current income, but since it invests only in stocks its shareholders are comfortable accepting somewhat greater fluctuation of principal than with Delaware Fund.



For Devon Fund, we invest primarily in common stocks that we believe have the potential for above-average dividend increases over time.

Generally, at least 65% of the Fund's assets will be in dividend-paying stocks.



In selecting stocks for both Devon Fund and Delaware Fund, we consider factors such as how much the stock's dividend has grown in the past, the frequency of the stock's prior dividend increases, the company's potential for strong positive cash flow, and the price/earnings ratio of the stock compared to other stocks in the market. We avoid stocks that we think are overvalued. We seek stocks that we believe have the potential for above-average dividend growth.



How to use

this glossary



Words found in the glossary are printed in boldface the first time they appear in the prospectus. So if you would like to know the meaning of a word that isn't in boldface, you might still find it in the glossary.



Glossary A-B



Amortized cost

------------------------------------------------------------------------

Similar to depreciated value, amortized cost reflects the

value of a fixed-income security adjusted to account for

any premium that was paid above the par value when the security was purchased. The purpose of amortization is to reflect resale or redemption value.



Appreciation

------------------------------------------------------------------------

An increase in the value of an investment.



The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.



Securities



Common stocks: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation's profits and losses, proportionate to the number of shares they own.



Convertible securities: Usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks.



Mortgage-backed securities: Fixed-income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation,

the Fannie Mae and the Government National Mortgage Association. Others

are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the government or its agencies or instrumentalities.



Collateralized mortgage obligations (CMOs): Privately issued mortgage-

backed bonds whose underlying value is the mortgages that are collected into different pools according to their maturity.



Real estate mortgage investment conduits (REMICs): Privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools.



How we use them



Delaware Fund



     Common stocks. Generally, we invest up to 75% of net assets in dividend-paying stocks.



Delaware Fund/Devon Fund



     Convertible securities. Each Fund may invest in convertible securities; however, we will not invest more than 5% of net assets in convertible securities that are rated below investment grade by an NRSRO in securities that are unrated but deemed equivalent to non-investment grade.



     Mortgage-backed securities. There is no limit on government-related mortgage-backed securities or on fully collateralized privately issued mortgage-backed securities.



     Collateralized mortgage obligations (CMOs). We may invest up to 20%

     of net assets in mortgage-backed securities issued by private companies whether or not the securities are 100% collateralized.

     However, these securities must be rated at the time of purchase in one of the four highest categories by an NRSRO. The privately issued securities we invest in are either CMOs or REMICs (see below).



     Real estate mortgage investment conduits (REMICs). See mortgage-

     backed securities above.



Devon Fund



     Common stocks. Generally, 90% to 100% of the Fund's assets will be invested in common stocks. Under normal market conditions we will invest at least 65% of net assets in dividend-paying stocks.



     Mortgage-backed securities. There is no limit on government-related mortgage-backed securities; however, the Fund typically holds none or only a small percentage of its net assets in fixed income securities.



     Collateralized mortgage obligations (CMOs). We may purchase privately issued obligations only if they are 100% collateralized and rated in of the four highest categories by an NRSRO. The privately issued securities we would invest in would be either CMOs or REMICs (see below).



     Real estate mortgage investment conduits (REMICS). See mortgage-

     backed securities above.





Average maturity

------------------------------------------------------------------------

An average of when the individual bonds and other debt securities held in a portfolio will mature.



Bond

------------------------------------------------------------------------

A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price prior to maturity changes and is inversely related to current interest rates.

When interest rates rise, prices fall, and when interest rates fall,

prices rise.



Bond ratings

------------------------------------------------------------------------

Independent evaluations of creditworthiness, ranging from Aaa/AAA

(highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade.



How we manage the Funds (continued)



Securities we typically invest in (continued)



Securities



Asset-backed securities: Bonds or notes backed by accounts receivables including home equity, automobile or credit loans.



Corporate bonds: Debt obligations issued by a corporation.



Repurchase agreements: An agreement between a buyer and seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.



American Depositary Receipts (ADRs): Certificates issued by a U.S. bank that represent a stated number of shares of a foreign corporation that the bank holds in its vault. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. An ADR is bought and sold the same as U.S. securities.



Restricted securities: Privately placed securities whose resale is restricted under securities law.



Illiquid Securities: Securities that do not have a ready market, and cannot be easily sold, if at all, at approximately the price that the

Fund has valued them.



How we use them



Delaware Fund



     Asset-backed securities. We invest only in asset-backed securities rated in one of the four highest categories by an NRSRO.



     Corporate bonds. We focus on bonds rated in one of the four highest categories by an NRSRO (or deemed equivalent), with maturities between five and 30 years.



Delaware Fund/Devon Fund



     Repurchase agreements. Typically, we use repurchase agreements as a short-term investment for a Fund's cash position. In order to enter into these repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price. (Neither Fund may have more than 10% of its total assets in repurchase agreements with maturities of over seven days.)



Delaware Fund/Devon Fund



     American depository receipts. We may invest without limitation in ADRs.



Delaware Fund/Devon Fund



     Restricted securities. We may invest without limitation in privately placed securities that are eligible for resale among certain institutional buyers. Other restricted securities must be limited to

     5% of total fund assets.



Delaware Fund/Devon Fund



     Illiquid securities. We may invest up to 10% of total assets in illiquid securities.



Devon Fund



     Devon Fund doesn't typically invest in asset-backed securities.

     When we do, we are allowed to invest only in asset-backed

     securities rated in one of the four highest categories by an NRSRO.



     Although Devon is allowed to invest in corporate bonds, we do not typically invest in them.



The Funds may also invest in other securities including real estate investment trusts, rights and warrants to purchase common stock, futures contracts, options, U.S. Treasury securities, Yankee and Euro bonds.

Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above.



Lending securities  Each Fund may lend up to 25% of its assets to qualified dealers and investors for their use in security transactions.



Purchasing securities on a when-issued or delayed delivery basis  Each

Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.



Portfolio turnover  Both Funds anticipate that their annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year.







C-C



Capital

------------------------------------------------------------------------

The amount of money you invest.



Capital gains distributions

------------------------------------------------------------------------

Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.



Commission

------------------------------------------------------------------------

The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.



Compounding

------------------------------------------------------------------------

Earnings on an investment's previous earnings.





The risks of investing in the Funds



Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a

Fund you should carefully evaluate the risks. Because of the nature of the Funds, you should consider an investment in either one to be a long-

term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Delaware Fund or Devon Fund. Please see the Statement of

Additional Information for further discussion of these risks and the other risks not discussed here.





Risks



Market risk is the risk that all or a majority of the securities in a certain market--like the stock or bond market--will decline in value because of factors such as economic conditions, future expectations or investor confidence.



Industry and security risk is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond.



Interest rate risk is the risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise.



Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates,

foreign economic conditions or inadequate regulatory and accounting standards.



Liquidity risk is the possibility that securities cannot be readily sold, or can only be sold at a price significantly lower than their broadly recognized value.



How we strive to manage them



Delaware Fund/Devon Fund



     Market risk. We maintain a long-term investment approach and focus on stocks we believe can appreciate over an extended time frame regardless of interim market fluctuations. We do not try to predict overall stock market movements and do not trade for short-term purposes.



     Market risk. We may hold a substantial part of each Fund's assets in cash or cash equivalents as a temporary defensive strategy.



Delaware Fund



     Market risk. We diversify the Fund's assets among two major categories of investments--stocks and bonds--which tend to increase and decline in value in different economic or investment

     conditions.



Delaware Fund/Devon Fund



     Industry and security risk. We limit the amount of each Fund's assets invested in any one industry and in any individual security.

     We also follow a rigorous selection process before choosing securities for the portfolio.



Delaware Fund



     Interest rate risk. Within Delaware Fund's fixed-income component,

     we do not try to increase return by predicting and aggressively capitalizing on interest rate moves. Instead, we aim to keep the interest rate risk similar to the Lehman Brothers Aggregate Bond

     Index.



Delaware Fund/Devon Fund



     Foreign risk. We typically invest only a small portion of each

     Fund's portfolio in foreign securities. When we do purchase foreign securities, they are often denominated in U.S. dollars. We also tend to avoid markets where we believe accounting principles or the regulatory structure are underdeveloped.



Delaware Fund/Devon Fund



     Liquidity risk. We limit exposure to illiquid securities.



Devon Fund



     Interest rate risk. Devon does not generally hold a significant portion of assets in fixed-income securities, so interest rate risk is not a major risk with this fund.



Consumer Price Index (CPI)

------------------------------------------------------------------------

Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.



Contingent deferred sales charge (CDSC)

------------------------------------------------------------------------

Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service,

rather than an up-front commission.



Corporate bond

------------------------------------------------------------------------

A debt security issued by a corporation. See "bond."





Who manages the Funds



Investment

Manager



The Funds are managed by Delaware Management Company, a series of

Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management

Company makes investment decisions for the Funds, manages the Funds'

business affairs and provides daily administrative services. For these services, the manager was paid a fee for the last fiscal year as follows:



                                          Investment Management Fees



                                                  Delaware     Devon

As a percentage of average daily net assets        0.52%       0.60%



Portfolio

Managers



George H. Burwell and Gary A. Reed have primary responsibility for making day-to-day investment decisions for Delaware Fund. Mr. Burwell has responsibility for making the day-to-day investment decisions for

Devon Fund. When making decisions for the Funds, Mr. Burwell and Mr.

Reed regularly consult with Andrea Giles and Christopher Driver.



George H. Burwell, CFA, holds a BA from the University of Virginia and is a Chartered Financial Analyst (CFA). He has been Senior Portfolio

Manager for equities since 1992 when he joined Delaware Investments.

Previously he worked for Midlantic Bank in New Jersey where he managed an equity mutual fund and three commingled funds.



Gary A. Reed holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He has been Senior

Portfolio Manager for fixed income since 1989. Before joining Delaware

Investments in 1989, Mr. Reed was Vice President and Manager of the

fixed income department of the Irving Trust Company in New York.



Andrea Giles, Research Analyst for the Fund, holds a BSAD from the

Massachusetts Institute of Technology and an MBA in Finance from

Columbia University. Prior to joining Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank.



Christopher Driver, Research Analyst for the Fund, holds a BS in Finance from the University of Delaware. Prior to joining Delaware Investments in 1998, he was a Research Analyst in the Equity Value group at

Blackrock, Inc. Prior to Blackrock, he was a partner at Cashman Farrell

& Associates. Mr. Driver is a CFA charterholder.



C-E



Cost basis

------------------------------------------------------------------------

The original purchase price of an investment, used in determining capital gains and losses.



Currency exchange rates

------------------------------------------------------------------------

The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic and other factors.



Depreciation

------------------------------------------------------------------------

A decline in an investment's value.



Diversification

------------------------------------------------------------------------

The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.





Who's who?



This diagram shows the various organizations involved with managing,

administering, and servicing the Delaware Investments funds.





[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED

WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS

FUNDS]



Board of Directors



The Funds



Investment manager



Delaware Management Company

One Commerce Square

Philadelphia, PA 19103



Custodian



The Chase Manhattan Bank

4 Chase Metrotech Center

Brooklyn, NY 11245



Portfolio managers



(see page 10 for details)



Distributor



Delaware Distributors, L.P.

1818 Market Street

Philadelphia, PA 19103



Service agent



Delaware Service Company, Inc.

1818 Market Street

Philadelphia, PA 19103



Financial advisers



Shareholders



Board of directors  A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors are expected to exercise sound business judgement, establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.



Custodian  Mutual funds are legally required to protect their portfolio securities by placing them with a custodian--typically a qualified bank custodian who segregates fund securities from other bank assets.



Investment manager  An investment manager is a company responsible for selecting portfolio investments consistent with objectives and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average net assets. The manager is subject to numerous legal restrictions,

especially regarding transactions between itself and the funds it advises.



Portfolio managers  Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-

to-day basis.



Service agent  Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts,

calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents provide customer service to shareholders, as well.



Distributor  Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to National Association of Securities Dealers, Inc. (NASD) rules governing mutual fund sales practices.



Financial advisers  Financial advisers provide investment advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.



Shareholders  Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect directors. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.



Dividend distribution

------------------------------------------------------------------------

Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.



Duration

------------------------------------------------------------------------

A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.



Expense ratio

------------------------------------------------------------------------

A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities. They are paid from the fund's assets before any earnings are distributed to shareholders.



About your account



Investing in

the Funds



Institutional Class shares are available for purchase only by: (a)

retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager, or its affiliates and securities dealer firms with a selling agreement with Distributor; (c)

institutional advisory accounts of the Manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a

Rule 12b-1 Plan fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.



F-M



Financial adviser

------------------------------------------------------------------------

Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.



Fixed-income securities

------------------------------------------------------------------------

With fixed-income securities, the money you originally invested is returned to you at a prespecified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return.



Government securities

------------------------------------------------------------------------

Securities issued by U.S. Government or its agencies. They include

Treasuries as well as agency-backed securities such as FANNIE MAEs.







Inflation

------------------------------------------------------------------------

The increase in the cost of goods and services over time. U.S. inflation is measured by the Consumer Price Index (CPI).



Investment goal

------------------------------------------------------------------------

The objective, such as long-term capital growth or high current income,

that a mutual fund pursues.



Lehman Brothers Aggregate Bond Index

------------------------------------------------------------------------

An index that measures

the total returns of about 6,500 U.S. corporate and government bonds.



Management fee

------------------------------------------------------------------------

The amount paid by a mutual fund to the investment adviser for management services, expressed as a percentage of the fund's net assets.





M-P



Market capitalization

------------------------------------------------------------------------

The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.



Maturity

------------------------------------------------------------------------

The length of time until a bond issuer must repay the underlying loan principal to bondholders.



NASD (National Association of Securities Dealers)

------------------------------------------------------------------------

A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.



How to buy shares





[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]



By mail



Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase to Delaware

Investments, 1818 Market Street, Philadelphia, PA 19103. If you are

making an initial purchase by mail, you must include a completed investment application, or an appropriate retirement plan application if you are opening a retirement account, with your check.




[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]



Through your financial adviser



Your financial adviser can handle all the details of purchasing shares,

including opening an account. Your adviser may charge a fee for this service.



[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]



By wire



Ask your bank to wire the amount you want to invest to First Union Bank,

ABA #031201467, Bank Account number _______. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800_____________ so we can assign an account number.





[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]



By exchange


You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. You may be required to pay a sales charge on the shares that you acquire. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange.
When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call the Shareholder Service
Center at 800_____________.



[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]



[Through automated shareholder services



You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawarefunds.com.

For more information about how to sign up for these services, call our

Shareholder Service Center at 800_____________.]





NAV (Net asset value)

------------------------------------------------------------------------

The daily dollar value of one mutual fund share. Equal

to a fund's net assets divided by the number of shares outstanding.



NRSRO

(Nationally recognized statistical rating organization)

------------------------------------------------------------------------

A company that assesses the quality and potential performance of bonds,

commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service (Moody's),

Standard & Poor's Corporation (S&P), Duff & Phelps, Inc. (Duff), and

Fitch Investor Services, Inc. (Fitch).



Preferred stock

------------------------------------------------------------------------

Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also pay dividends at a fixed rate.







About your account (continued)



How to buy shares (continued)



The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m.

Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.



We determine the Funds' net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the

Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price debt securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any investments that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.





P-S



Price/earnings ratio

------------------------------------------------------------------------

A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings of $5 has a P/E of 20.



Principal

------------------------------------------------------------------------

Amount of money you invest. Also refers to a bond's original face value,

due to be repaid at maturity.



Prospectus

------------------------------------------------------------------------

The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies,

services and fees.





How to redeem shares





[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]



By mail



You can redeem your shares (sell them back to the fund) by mail by writing to: Delaware Investments, 1818 Market Street, Philadelphia, PA

19103. All owners of the account must sign the request, and for redemptions of $50,000 or more, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record.




[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]



Through your financial adviser



Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a fee for this service.




[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]



By telephone



You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire.

Bank information must be on file before you request a wire redemption.




[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]



By wire



You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.





[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]



[Through automated shareholder services



You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawarefunds.com. For more information about how to sign up for these services, call our

Shareholder Service department at 800_____________.]





Redeem

------------------------------------------------------------------------

To cash in your shares by selling them back to the mutual fund.



Risk

------------------------------------------------------------------------

Generally defined as variability of value; also credit risk,

inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.



S&P 500 Index

------------------------------------------------------------------------

The Standard & Poor's 500 Composite Stock Index; an unmanaged index of

500 widely held common stocks that is often used to represent performance of the U.S. stock market.



Sales charge

------------------------------------------------------------------------

Charge on the purchase of fund shares sold through financial advisers.

May vary with the amount invested. Typically used to compensate advisers for advice and service provided.







About your account continued



How to redeem shares (cont.)



If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.



When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined on the business day we receive your request. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check,

normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we honor your request to sell these shares.



Account Minimum



If you redeem shares and your account balance falls below $250, the

Fund may redeem your account after 60 days' written notice to you.





S-S



SEC (Securities and Exchange Commission)

------------------------------------------------------------------------

Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.



Share classes

------------------------------------------------------------------------

Different classifications of shares; mutual fund share

classes offer a variety of sales charge choices.



Signature guarantee

------------------------------------------------------------------------

Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid.





Standard deviation

------------------------------------------------------------------------

A measure of an investment's volatility; for mutual funds, measures how much a fund's total return varies from its historical average.



Statement of Additional Information (SAI)

------------------------------------------------------------------------

The document serving as "Part B" of a fund's prospectus

that provides more detailed information about the fund's organization,

investments, policies and risks.



Stock

------------------------------------------------------------------------

An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."



T-V



Total return

------------------------------------------------------------------------

An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.



Treasury bills

------------------------------------------------------------------------

Securities issued by the U.S. Treasury with maturities of

one year or less.



Treasury bonds

------------------------------------------------------------------------

Securities issued by the U.S. Treasury with maturities of

10 years or longer.



Treasury notes

------------------------------------------------------------------------

Securities issued by the U.S. Treasury with maturities of one to 10 years.







Dividends, distributions and taxes



For each Fund dividends, if any, are paid quarterly, while any capital gains are distributed annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.



Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from these Funds is the same whether you reinvest your dividends or receive them in cash.

Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.



We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.





Uniform Gift to Minors Act and Uniform Transfers to Minors Act

------------------------------------------------------------------------

Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.



Volatility

------------------------------------------------------------------------

The tendency of an investment to go up or down in value by different magnitudes. There are "low volatility" and "high volatility"

investments.











Financial highlights



The financial highlights table is intended to help you understand the

Fund's financial performance for the past five years. All "per share"

information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-_____________.



                                                                   Institutional Class

--------------------------------------------------------------------------------------

                                                                      Year ended 10/31



Delaware Fund                           1998        1997      1996      1995      1994

--------------------------------------------------------------------------------------


Income from Investment Operations

Net investment income ($)               0.00        0.00      0.00      0.00      0.00

Net realized & unrealized

  gains (losses) on securities ($)      0.00        0.00      0.00      0.00      0.00

Total from investment operations ($)    0.00        0.00      0.00      0.00      0.00

Less Distributions

Dividends from net investment

  income ($)                            0.00        0.00      0.00      0.00      0.00

Distributions from capital gains ($)    0.00        0.00      0.00      0.00      0.00

Total distributions ($)                 0.00        0.00      0.00      0.00      0.00

Net asset value, end of period ($)      0.00        0.00      0.00      0.00      0.00

Total Return (%)                        0.00        0.00      0.00      0.00      0.00

Ratios/Supplemental Data:

Net asset value, end of period

  (000's omitted)                       0.00        0.00      0.00      0.00      0.00

Ratio of expenses to average daily

  net assets                            0.00        0.00      0.00      0.00      0.00

Ratio of net investment income to

  average daily net assets              0.00        0.00      0.00      0.00      0.00

Portfolio turnover rate (%)             0.00        0.00      0.00      0.00      0.00



Volatility, as indicated by

year-by-year total return               0.00%      -0.00%     0.00%    -0.00%     0.00%








How to read the

financial highlights



Net investment income

------------------------------------------------------------------------

Net investment income includes dividend and interest income earned from the Fund's securities; is expenses have been deducted.





Net gains (losses) on investments (both realized and unrealized)

------------------------------------------------------------------------

A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less Distributions-

Distributions from realized gains."





Realized gains

------------------------------------------------------------------------

Profits realized from the sale of securities.





Net asset value (NAV)

------------------------------------------------------------------------

This is the value of a mutual fund share, calculated

by dividing the net assets by the number of shares outstanding.





Total return

------------------------------------------------------------------------

This represents the percentage increase or decrease in the value of a share of a fund during specific periods, in this case, annual periods.

In calculating this figure for the financial highlights table, we include fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.





Net assets

------------------------------------------------------------------------

Net assets represent the total value of all the assets in the Fund's portfolio, less any liabilities, that are attributable to that class of the Fund.



(continues on page 24)











Financial highlights (continued)



The financial highlights table is intended to help you understand the

Fund's financial performance for the past five years. All "per share"

information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling

800-____________.





                                                      Institutional Class

-----------------------------------------------------------------------------------

                     Year ended 10/31                 Period 12/29/93 through 10/31



Devon Fund                        1998        1997        1996       1995      1994

-----------------------------------------------------------------------------------


Income From Investment

  Operations

Net investment income ($)         0.00        0.00        0.00      0.00      0.00 2

Net realized & unrealized

  gains (losses) on

  securities ($)                  0.00        0.00        0.00      0.00      0.00

Total from investment

  operations ($)                  0.00        0.00        0.00      0.00      0.00

Less Distributions

Dividends from net

  investment income ($)           0.00        0.00        0.00      0.00      0.00

Distributions from capital

  gains ($)                       0.00        0.00        0.00      0.00      0.00

Total distributions ($)           0.00        0.00        0.00      0.00      0.00

Net asset value, end of

  period ($)                      0.00        0.00        0.00      0.00      0.00

Total Return (%)                  0.00        0.00        0.00      0.00      0.00

Ratios/Supplemental Data:

Net asset value, end of

  period (000's omitted)          0.00        0.00        0.00      0.00      0.00

Ratio of expenses to average

  daily net assets                0.00        0.00        0.00      0.00      0.00

Ratio of net investment income

  to average daily net assets     0.00        0.00        0.00      0.00      0.00

Portfolio turnover rate (%)       0.00        0.00        0.00      0.00      0.00

Average commission rate paid ($)  0.00        0.00        0.00      0.00      0.00



Volatility, as indicated by

year-by-year total return         0.00%       0.00%       0.00%     0.00%    -0.00%






How to read the

financial highlights

(begins on page 22)



Ratio of expenses to average daily net assets

------------------------------------------------------------------------

The expense ratio is the percentage of total investment

that a fund pays annually for operating expenses and management fees.

These expenses include accounting and administration expenses, services for shareholders, and similar expenses.





Ratio of net investment income to

average daily net assets

------------------------------------------------------------------------

We determine this ratio by dividing net investment income

by average net assets.





Portfolio turnover rate

------------------------------------------------------------------------

This figure tells you the amount of trading activity in a

fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.







Delaware Fund

Devon Fund



Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the

Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the

Funds' performance during their last fiscal year. You can find more detailed information about the Funds in the current Statement of

Additional Information, which we have filed electronically with the

Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional

Information, the annual or semi-annual report, or if you have any questions about investing in these funds, you can write to us at 1818

Market Street, Philadelphia, PA 19103, or call toll-free 800-523-1918.

You may also obtain additional information about the Funds from your financial adviser.



You can find reports and other information about the Funds on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the

Public Reference Section of the SEC, Washington, D.C. 20549-6009.

Information about the Funds, including their Statement of Additional

Information, can be reviewed and copied at the Securities and Exchange

Commission's Public Reference Room in Washington, D.C. You can get

information on the public reference room by calling the SEC at

1-800-SEC-0330.





Web site



www.delawarefunds.com





E-mail



service@delgroup.com





Shareholder Service Center



800-523-1918



Call the Shareholder Service Center:

Monday to Friday, 8 a.m. to 8 p.m. Eastern time.



For fund information; literature; price, yield and performance figures.



For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.





Delaphone Service



800-362-FUND (800-362-3863)



For convenient access to account information or current performance information on all Delaware Investment Funds seven days a week, 24 hours a day, use this Touch-Tone(registered trademark) service.



[Registrant's Investment Company Act file number]





[GRAPHIC OMITTED: LOGO OF DELAWARE INVESTMENTS

                  ----------------------------

                  Philadelphia * London]



P-002 [--] PP 12/98











                                    STATEMENT OF ADDITIONAL INFORMATION

                                                      DECEMBER 30, 1998





DELAWARE GROUP EQUITY FUNDS I, INC.



DELAWARE FUND

DEVON FUND



1818 Market Street

Philadelphia, PA  19103





For more information about Delaware Fund Institutional Class and Devon Fund Institutional Class: 800-510-4015



For Prospectus, Performance and Information on Existing Accounts of

Class A Shares, Class B Shares and Class C Shares: Nationwide

800-523-1918





Dealer Services:  (BROKER/DEALERS ONLY)

Nationwide 800-362-7500





     Delaware Group Equity Funds I, Inc. ("Equity Funds I, Inc.") is a

professionally-managed mutual fund of the series type which currently offers two series of shares:  Delaware Fund series ("Delaware Fund") and

Devon Fund series ("Devon Fund") (individually, a "Fund", and collectively, the "Funds").



     Delaware Fund and Devon Fund offer, respectively, Delaware Fund A

Class and Devon Fund A Class ("Class A Shares"), Delaware Fund B Class

and Devon Fund B Class ("Class B Shares"), Delaware Fund C Class and

Devon Fund C Class ("Class C Shares") (Class A Shares, Class B Shares

and Class C Shares together referred to as the "Fund Classes"), and

Delaware Fund Institutional Class and Devon Fund Institutional Class

("Institutional Classes").  All references to "shares" in this Part B refer to all Classes of shares of Equity Funds I, Inc., except where noted.



     This Statement of Additional Information ("Part B" of the

registration statement) supplements the information contained in the current Prospectus for the Fund Classes dated December 30, 1998 and the current Prospectus for the Institutional Classes dated December 30,

1998, as they may be amended from time to time.  Part B should be read in conjunction with the respective Class' Prospectus.  Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus.  A prospectus relating to the Fund Classes and a prospectus relating to the Institutional Classes may be obtained by writing or calling your investment dealer or by contacting each

Fund's national distributor, Delaware Distributors, L.P. (the

"Distributor"), at the above address or by calling the above phone numbers.  The Funds' financial statements, the notes relating thereto,

the financial highlights and the report of independent auditors are incorporated by reference from the Annual Report into this Part B.  The

Annual Report will accompany any request for Part B.







TABLE OF CONTENTS





Cover Page



Investment Restrictions and Policies



Performance Information



Trading Practices and Brokerage



Purchasing Shares



Investment Plans



Determining Offering Price and Net Asset Value



Redemption and Exchange



Dividends and Realized Securities Profits Distributions



Taxes



Investment Management Agreements



Officers and Directors





General Information



Appendix A--Description of Ratings



Appendix B-- Investment Objectives of the Other

Funds in the Delaware Investments Family



Financial Statements







INVESTMENT RESTRICTIONS AND POLICIES





     Investment Restrictions--Equity Funds I, Inc. has adopted the following restrictions for each Fund, except as noted, which, along with its respective investment objective, cannot be changed without approval of a majority of the outstanding voting securities of a Fund, which is more than 50% of the outstanding voting securities of that Fund which proposes to change its fundamental policy, or  67% of the voting securities of that Fund which proposes to change its fundamental policy present at a shareholder meeting if the holders of more than 50% of such voting securities are present in person or represented by proxy,

whichever is less.  The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.



      1. Not to invest more than 5% of the value of its assets in securities of any one company (except U.S. government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.



      2. Not to acquire control of any company.  (Equity Funds I,

Inc.'s Certificate of Incorporation permits control of companies to protect investments already made, but its policy is not to acquire control.)



      3. Not to purchase or retain securities of a company which has an officer or director who is an officer or director of Equity Funds I,

Inc. or an officer, director or partner of its investment manager if, to the knowledge of Equity Funds I, Inc., one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.



      4. No long or short positions on shares of Equity Funds I, Inc.

may be taken by its officers, directors or any of its affiliated persons.  Such persons may buy shares of Equity Funds I, Inc. for investment purposes, however.



      5. Not to purchase any security issued by any other investment company if after such purchase it would:  (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of Equity Funds I, Inc.'s assets or (c) own securities of investment companies having an aggregate value in excess of 10% of Equity Funds I, Inc.'s assets.



      6. Not to act as an underwriter of securities of other issuers,

except that Equity Funds I, Inc. may acquire restricted securities and securities which are not readily marketable under circumstances where,

if such securities are sold, Equity Funds I, Inc. may be deemed an underwriter for purposes of the Securities Act of 1933 (the "1933 Act").



      7. Not to invest in securities of other investment companies except at customary brokerage commission rates or in connection with mergers, consolidations or offers of exchange.



      8. Not to make any investment in real estate unless necessary for office space or the protection of investments already made.  (This restriction does not preclude Equity Funds I, Inc.'s purchase of securities issued by real estate investment trusts.)



      9. Not to sell short any security or property.



     10. Not to deal in commodities, except that Devon Fund may invest in financial futures, including futures contracts on stocks and stock indices, interest rates, and foreign currencies, and other types of financial futures that may be developed in the future, and may purchase or sell options on such futures, and enter into closing transactions with respect to those activities.



     11. Not to borrow, except as a temporary measure for extraordinary or emergency purposes and then not in excess of 10% of gross assets taken at cost or market, whichever is lower, and not to pledge more than

15% of gross assets taken at cost.  Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of

Equity Funds I, Inc.'s assets, asset coverage of at least 300% is required.  In the event that such asset coverage shall at any time fall below 300%, Equity Funds I, Inc. shall, within three days thereafter

(not including Sunday and holidays) or such longer period as the

Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.  Equity Funds

I, Inc. shall not issue senior securities as defined in the Investment

Company Act of 1940 (the "1940 Act"), except for notes to banks.



     12. Not to make loans.  However, the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities,

whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by Equity Funds I, Inc. and Equity Funds

I, Inc. may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.



     13. Not to invest more than 5% of the value of its total assets in securities of companies less than three years old.  Such three-year period shall include the operation of any predecessor company or companies.



Investment Policies

     All investment policies of the Funds are nonfundamental and may be changed without shareholder approval, except those identified above as fundamental restrictions.



     Each Fund has made a commitment that it will not invest in warrants valued at the lower of cost or market exceeding 5% of such

Fund's net assets.  Included within that amount, but not to exceed 2% of each Fund's net assets, may be warrants not listed on the New York Stock

Exchange or American Stock Exchange.



     Neither Fund currently invests its assets in real estate limited partnerships or oil, gas and other mineral leases.  Each Fund currently intends to limit its investments in real estate investment trusts to not more than 10% of each such Fund's net assets.



     While each Fund is permitted under certain circumstances to borrow money, neither Fund normally does so.  Investment securities will not normally be purchased by a Fund while it has an outstanding borrowing.

Neither Fund may concentrate investments in any industry, which means that a Fund generally may not invest more than 25% of its assets in any one industry.



Mortgage-Backed Securities

     In addition to mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government sponsored corporations, each Fund may also invest its assets in securities issued by certain private, nongovernment corporations, such as financial institutions.  Certain of these private-backed securities are fully collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities.  Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).



     CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture.  CMOs are issued in a number of classes or series with different maturities.  The classes or series are retired in sequence as the underlying mortgages are repaid.

Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid.  Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).



     REMICs, which were authorized under the Tax Reform Act of 1986,

are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property.  REMICs are similar to CMOs in that they issue multiple classes of securities.



     CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency.

They are secured by the underlying collateral of the private issuer.

Devon Fund will invest in such private-backed securities only if they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Delaware Fund may invest its assets in CMOs and REMICs issued by private entities whether or not the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S.

government, its agencies or instrumentalities (securities that are not so collateralized are called "non-agency mortgage-backed securities").

Each Fund currently invests in privately-issued CMOs and REMICs only if they are rated at the time of purchase in the four highest grades by a nationally-recognized rating agency.



Asset-Backed Securities

     Each Fund may invest a portion of its assets in asset-backed securities.  The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets.  Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area.  Therefore,

the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity.  The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.



     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.  To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support.  Such credit support falls into two categories:  (i) liquidity protection, and

(ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely.  Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool.  Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The Funds will not pay any additional fees for such credit support,

although the existence of credit support may increase the price of a security.



     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees).  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit information respecting the level of credit risk associated with the underlying assets.

Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.



Portfolio Loan Transactions

     Each Fund may loan up to 25% of its assets to qualified

broker/dealers or institutional investors for their use relating to short sales or other security transactions.



     It is the understanding of Delaware Management Company (the

"Manager") that the staff of the Securities and Exchange Commission (the

"SEC") permits portfolio lending by registered investment companies if certain conditions are met.  These conditions are as follows:  1) each transaction must have 100% collateral in the form of cash, short-term

U.S. government securities, or irrevocable letters of credit payable by banks acceptable to a Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund;

3) the Fund must be able to terminate the loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the directors of Equity Funds I, Inc. know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the directors to vote the proxy.





     The major risk to which a Fund would be exposed on a portfolio loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up.  Therefore, each Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Directors,

including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk.  Creditworthiness will be monitored on an ongoing basis by the Manager.



Restricted and Illiquid Securities

     Most of the privately placed securities acquired by a Fund will be eligible for resale by the Fund without registration pursuant to Rule

144A ("Rule 144A Securities") under the 1933 Act.  While maintaining oversight, the Board of Directors has delegated to the Manager the day-

to-day function of determining whether individual Rule 144A Securities are liquid for purposes of each Fund's 10% limitation on investments in illiquid securities.  The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A

Security:  (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g.,

the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).



     Investing in Rule 144A Securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a period of time,

uninterested in purchasing these securities.  If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's 10% limit on investment in such securities,

the Manager will determine what action shall be taken to ensure that the

Fund continues to adhere to such limitation.





Convertible Securities

     Each Fund may invest in convertible securities, including

corporate debentures, bonds, notes and preferred stocks that may be converted into or exchanged for common stock.  While providing a fixed-

income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases,

the price of a convertible security tends to rise as a reflection of the value of the underlying common stock.  To obtain such a higher yield, a

Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock.  Common stock acquired by a Fund upon conversion of a convertible security will generally be held for so long as the Manager anticipates such stock will provide a Fund with opportunities which are consistent with a Fund's investment objectives and policies.



     Each Fund may invest not more than 5% of its assets in convertible debentures that are rated below investment grade or are unrated but are determined by the Manager to be of comparable quality.  Investing in convertible debentures that are rated below investment grade or unrated but of comparable quality entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investing in investment grade convertible debentures.  Under rating agency guidelines, lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.



     A Fund may have difficulty disposing of such lower rated

convertible debentures because the trading market for such securities may be thinner than the market for higher rated convertible debentures.

To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary trading market for higher rated securities.  The lack of a liquid secondary market as well as adverse publicity with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of pricing the Fund's portfolio and calculating its net asset value.

The market behavior of convertible securities in lower rating categories is often more volatile than that of higher quality securities.  Lower quality convertible securities are judged by Moody's Investors Service,

Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") to have speculative elements or characteristics; their future cannot be considered as well assured and earnings and asset protection may be moderate or poor in comparison to investment grade securities.



     In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments.  The market values of securities rated below investment grade tend to be more sensitive to company specific developments and changes in economic conditions than higher rated securities.  Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing.



Foreign Securities

     Each Fund may invest in securities of foreign companies.  However,

neither Fund will invest more than 5% of the value of its total assets,

at the time of purchase, in foreign securities (other than securities of

Canadian issuers registered under the Securities Exchange Act of 1934

(the "1934 Act") or American Depositary Receipts, on which there are no such limits).



     There has been in the past, and there may be again in the future,

an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by a

Fund.  Payment of such interest equalization tax, if imposed, would reduce a Fund's rate of return on its investment.  Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to a Fund by United States corporations.



     Investors should recognize that investing in foreign corporations involves certain considerations, including those set forth below, which are not typically associated with investing in United States corporations.  Foreign corporations are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to United States corporations.  There may also be less supervision and regulation of foreign stock exchanges, brokers and listed corporations than exist in the United States.  A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange as between the currencies of different nations and control regulations.  Furthermore, there may be the possibility of expropriation or confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of either Fund held in foreign countries.



     Each Fund will, from time to time, conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date

(i.e., a "forward foreign currency" contract or "forward" contract).

Investors should be aware that there are costs and risks associated with such currency transactions.  Each Fund may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell,

in terms of U.S. dollars or other currencies in which the transaction will be consummated.  When the Manager believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar or against another currency, each Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency.  It is impossible to predict precisely the market value of portfolio securities at the expiration of the forward contract.  Accordingly, it may be necessary for a Fund to purchase or sell additional foreign currency on the spot market (and bear the expense of such purchase or sale) if the market value of the security is less than or greater than the amount of foreign currency the Fund is obligated to deliver.



     Each Fund may incur gains or losses from currency transactions.

No type of foreign currency transaction will eliminate fluctuations in the prices of a Fund's foreign securities or will prevent loss if the prices of such securities should decline.



Futures Contracts and Options on Futures Contracts

     Devon Fund may enter into futures contracts on stocks and stock indices, purchase and sell options on such futures, and enter into closing transactions with respect to those activities.  The Fund currently intends to limit such investments to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the

Fund's assets. A futures contract may be purchased and sold only on an exchange, known as a "contract market," designated by the Commodity

Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market.  A commission must be paid on each completed purchase and sale transaction.



     When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin."  This amount is maintained by the futures commission merchant in an account at the Fund's custodian bank.

Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.



     Although futures contracts by their terms generally call for the actual delivery or acquisition of underlying securities or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery.  The contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month.  Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take, as the case may be, delivery of the securities or cash value of the index underlying the contractual obligations.  At the time such transaction is effected, a final determination of variation margin is made and any loss experienced by the Fund must be paid to the contract market clearing house while any profit due to the Fund must be delivered to it.



     Positions taken in futures markets are not normally held to maturity, but instead liquidated through offsetting transactions which may result in a profit or a loss.  While the Fund's futures contracts on securities will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to do so.  The clearing house associated with the market on which futures on the securities are traded guarantees that, if still open, the sale or purchase will be performed on settlement date.



     The Fund may enter into such futures contracts to protect against the adverse affects of fluctuations in security prices or interest rates without actually buying or selling the securities.  For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities.  Such a sale would have much the same effect as selling an equivalent value of the debt securities in the portfolio owned by the Fund.  If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices.  Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized.  At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.



     With respect to options on futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.  The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security.

Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.



     The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security which is deliverable upon exercise of the futures contract.  If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.  The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security which is deliverable upon exercise of the futures contract.  If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.



     Call and put options on stock index futures are similar to options on securities except that, rather than the right to purchase or sell stock at a specified price, options on a stock index future give the holder the right to receive cash.  Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise,

exceeds, in the case of a call, or is less than, in the case of a put,

the exercise price of the futures contract.  If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.



     If a put or call option the Fund has written is exercised, the

Fund will incur a loss which will be reduced by the amount of the premium it receives.  Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities.  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities.  For example, the Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.



     To the extent that interest rates move in an unexpected direction,

the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss.  For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position.  In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements.  Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market.

The Fund may be required to sell securities at a time when it may be disadvantageous to do so.



     Further, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date.  The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.



Options

     Devon Fund may write call options and purchase put options on a covered basis only and will not engage in option writing strategies for speculative purposes.



     A. Covered Call Writing--The Fund may write covered call

options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate in seeking to obtain the investment objective.  A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period.  The advantage to the Fund of writing covered calls is that the Fund receives additional income, in the form of a premium,

which may offset any capital loss or decline in market value of the security.  However, if the security rises in value, the Fund may not fully participate in the market appreciation.



     During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price.  This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction.  A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.



     With respect to both options on actual portfolio securities owned by the Fund and options on stock indices, the Fund may enter into closing purchase transactions.  A closing purchase transaction is one in which the Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.



     Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.  The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction.  Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security.  Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security.  Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.



     If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid.  Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period.  If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.



     The market value of a call option generally reflects the market price of an underlying security.  Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.



     Devon Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period.  Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold.  Options written by the Fund will normally have expiration dates between one and nine months from the date written.  The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.



     B. Purchasing Put Options--Devon Fund may invest up to 2% of its total assets in the purchase of put options.  The Fund will, at all times during which it holds a put option, own the security covered by such option.



     The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts").  The ability to purchase put options will allow the Fund to protect unrealized gain in an appreciated security in its portfolio without actually selling the security.  If the security does not drop in value, the Fund will lose the value of the premium paid.  The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option.  Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.



     The Fund may sell a put option purchased on individual portfolio securities or stock indices.  Additionally, the Fund may enter into closing sale transactions.  A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.



Options on Stock Indices

     A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.



     Options on stock indices are similar to options on stocks but have different delivery requirements.  Stock options provide the right to take or make delivery of the underlying stock at a specified price.  A stock index option gives the holder the right to receive a cash

"exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."

Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.  The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple.  The writer of the option is obligated, in return for the premium received, to make delivery of this amount.  Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.



     As with stock options, Devon Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.



     A stock index fluctuates with changes in the market values of the stock so included.  Some stock index options are based on a broad market index such as the Standard & Poor's 500 Stock Index ("S&P 500") or the

New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100 Index ("S&P 100").  Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.  Options on stock indices are currently traded on the following Exchanges among others:  The Chicago

Board Options Exchange, New York Stock Exchange and American Stock

Exchange.



     The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's portfolio correlate with price movements of the stock index selected.  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.  Since the Fund's portfolio will not duplicate the components of an index, the correlation will not be exact.

Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument.

It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.  Accordingly, successful use by the Fund of options on stock indices will be subject to the Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry.  This requires different skills and techniques than predicting changes in the price of individual stocks.



     Positions in stock index options may be closed out only on an

Exchange which provides a secondary market.  There can be no assurance that a liquid secondary market will exist for any particular stock index option.  Thus, it may not be possible to close such an option.  The inability to close options positions could have an adverse impact on the

Fund's ability to effectively hedge its securities.  Devon Fund will enter into an option position only if there appears to be a liquid secondary market for such options.



     The Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.



When-Issued and Delayed Delivery Securities

     Each Fund may purchase securities on a when-issued or delayed delivery basis.  In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction.  Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment.  A

Fund will maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments.  The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment and no interest accrues to the Fund until settlement.  Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.  It is a current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 5% of the market value of such Fund's total assets less liabilities other than the obligations created by these commitments.





PERFORMANCE INFORMATION



     From time to time, each Fund may state its Classes' total return and yield in advertisements and other types of literature.  Any statements of total return or yield performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over the most recent one-, five- and ten-year or life- of-fund periods, as applicable.  Each Fund may also advertise aggregate and average total return information for its Classes over additional periods of time.  Each Fund may also advertise yield information for its Classes for various periods of time.



     The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods.  The following formula will be used for the actual computations:

                                n

                           P(1+T)  = ERV



     Where:     P     =     a hypothetical initial purchase order of

                            $1,000 from which, in the case of only Class

                            A Shares, the maximum front-end sales charge

                            is deducted;



                T     =     average annual total return;



                n     =     number of years;



                ERV   =     redeemable value of the hypothetical $1,000

                            purchase at the end of the period after the

                            deduction of the applicable CDSC, if any,

                            with respect to Class B Shares and Class C

                            Shares.



     In presenting performance information for Class A Shares, the

Limited CDSC, applicable to only certain redemptions of those shares,

will not be deducted from any computations of total return.  See the

Prospectus for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies.  All references to a CDSC in this Performance Information section will apply to Class B Shares or

Class C Shares.



     Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized.  Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A

Shares, and that all distributions are reinvested at net asset value,

and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares.  In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.



     Each Fund may also state total return performance of its Classes in the form of an average total return. This average annual return will be computed by taking the sum of annual returns, then dividing that figure by the number of years in the overall period indicated.  The computation will reflect the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount against the first year's return.  The performance of Class B Shares and

Class C Shares may also be computed without taking into account any applicable CDSC.  From time to time, each Fund may quote actual total return performance in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors.  For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of generally-accepted corporate bond and government security price indices of various durations prepared by Lehman Brothers and Salomon Brothers, Inc.  These

indices are not managed for any investment goal.



     The performance of Class A Shares and the Institutional Class of

Delaware Fund and Devon Fund, as shown below, is the average annual total return quotations through October 31, 1998.  The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares.  The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge.  Pursuant to applicable regulation, total return shown for Delaware Fund

Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of

Delaware Fund A Class and adjusting it to reflect the elimination of all sales charges.  However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments, and performance would have been affected had such an adjustment been made.



     Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.  On June 14, 1988, Delaware Fund's investment objective was changed from growth with income to a balance of capital appreciation,

income and preservation of capital.





                                Average Annual Total Return



                      Delaware Fund       Delaware Fund    Delaware Fund

                   Class A Shares(1)(2) Class A Shares(1)  Institutional

                       (at Offer)            (at NAV)         Class(3)

     1 year ended

     10/31/98



     3 years ended

     10/31/98



     5 years ended

     10/31/98



     10 years ended

     10/31/98



     15 years ended

     10/31/98



     Period 4/25/38(4)

     through 10/31/98



(1)  Delaware Fund A Class began paying 12b-1 payments on June 1, 1992 and performance prior to that date does not reflect such payments.



(2)  Prior to November 2, 1998, the maximum front-end sales charge was

     4.75%.  Effective November 2, 1998, the maximum front- end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge.



(3)  Date of initial public offering of Institutional Class shares was

     November 9, 1992.



(4)  Date of initial public offering of Delaware Fund A Class.





                                   Average Annual Total Return(1)



                           Devon Fund       Devon Fund      Devon Fund

                         Class A Shares   Class A Shares   Institutional

                          (at Offer)(2)      (at NAV)          Class

     1 year ended

     10/31/98



     3 years ended

     10/31/98



     Period 12/29/93(3)

     through 10/31/98



(1)  Certain expenses of this Fund have been waived and reimbursed by the Manager.  In the absence of such waiver and reimbursement,

     performance would have been affected negatively.



(2)  Prior to November 2, 1998, the maximum front-end sales charge was

     4.75%.  Effective November 2, 1998, the maximum front- end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge.



(3)  Date of initial public offering of Devon Fund A Class.



     The performance of Delaware Fund B Class and Devon Fund B Class,

as shown below, is the average annual total return quotation through

October 31, 1998.  The average annual total return for Class B Shares including deferred sales charge reflects the deduction of the applicable

CDSC that would be paid if the shares were redeemed at October 31, 1998.

The average annual total return for Class B Shares excluding deferred sales charge assumes the shares were not redeemed at October 31, 1998 and therefore does not reflect the deduction of a CDSC.





                                   Average Annual Total Return



                              Delaware Fund         Delaware Fund

                              Class B Shares        Class B Shares

                           (Including Deferred   (Excluding Deferred

                             Sales Charge)(2)       Sales Charge)

     1 year ended

     10/31/98



     3 years ended

     10/31/98



     Period 9/6/94(1)

     through 10/31/98



(1)  Date of initial public offering of Delaware Fund B Class.



(2)  Effective November 2, 1998, the CDSC schedule for Class B Shares increased as follows:  (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed with two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (v) 0%

     thereafter.  The above figures have been calculated using this new schedule.





                                    Average Annual Total Return(1)



                                  Devon Fund             Devon Fund

                                Class B Shares          Class B Shares

                             (Including Deferred     (Excluding Deferred

                               Sales Charge)(3)         Sales Charge)



     1 year ended

     10/31/98



     3 years ended

     10/31/98



     Period 9/6/94(2)

     through 10/31/98



(1)  Certain expenses of this Fund have been waived and reimbursed by the Manager.  In the absence of such waiver and reimbursement,

     performance would have been affected negatively.



(2)  Date of initial public offering of Devon Fund B Class.



(3)  Effective November 2, 1998, the CDSC schedule for Class B Shares increased as follows:  (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed with two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (v) 0%

     thereafter.  The above figures have been calculated using this new schedule.



     The performance of Delaware Fund C Class and Devon Fund C Class,

as shown below, is the average annual total return quotation through

October 31, 1998.  The average annual total return for Class C Shares including deferred sales charge reflects the deduction of the applicable

CDSC that would be paid if the shares were redeemed at October 31, 1998.

The average annual total return for Class C Shares excluding deferred sales charge assumes the shares were not redeemed at October 31, 1998 and therefore does not reflect the deduction of a CDSC.





                                     Average Annual Total Return



                                Delaware Fund          Delaware Fund

                                Class C Shares         Class C Shares

                             (Including Deferred     (Excluding Deferred

                                Sales Charge)           Sales Charge)



     1 year ended

     10/31/98



     Period 11/29/95(1)

     through 10/31/98





(1)  Date of initial public offering of Delaware Fund C Class.





                                    Average Annual Total Return(1)



                                  Devon Fund             Devon Fund

                                Class C Shares         Class C Shares

                             (Including Deferred     (Excluding Deferred

                                Sales Charge)           Sales Charge)





     1 year ended

     10/31/98



     Period 11/29/95(2)

     through 10/31/98





(1)  Certain expenses of this Fund have been waived and reimbursed by the Manager.  In the absence of such waiver and reimbursement,

     performance would have been affected negatively.



(2)  Date of initial public offering of Devon Fund C Class.



     Total return performance for the Classes will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period.  It will also reflect, as applicable, the maximum sales charge,

or CDSC, paid with respect to the illustrated investment amount, but not any income taxes payable by shareholders on the reinvested distributions included in the calculation.  Because securities prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in the Fund in the future.



     From time to time, each Fund may also quote its Class' actual total return performance, dividend results and other performance information in advertising and other types of literature.  This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds.  For example, the performance of the Fund (or Fund Class) may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or

to the S&P 500 Index or the Dow Jones Industrial Average.



     Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds.  Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance.  Rankings that compare a Fund's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature.  The S&P 500 Stock Index and the Dow

Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance.  The Russell 2000 Index TR is a total return weighted index which is comprised of 2,000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index and is calculated on a monthly basis.  The NASDAQ Composite Index is a market capitalization price only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as National Market System traded foreign common stocks and American Depository Receipts.  The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations.  The indices do not take into account any sales charge or other fees.  A direct investment in an unmanaged index is not possible.



     In addition, the performance of multiple indices compiled and maintained by statistical research firms, such as Salomon Brothers and

Lehman Brothers may be combined to create a blended performance result for comparative performances.  Generally, the indices selected will be representative of the types of securities in which the Funds may invest and the assumptions that were used in calculating the blended performance will be described.



     Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States,

including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets.

The performance of these capital markets is based on the returns of different indices.  A Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.  Performance comparisons may also include the value of a hypothetical investment in any of these capital markets.  The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund.  A Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.



     Each Fund may include discussions or illustrations of the

potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting,

questionnaires designed to help create a personal financial profile,

worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and

disadvantages of investing in tax-deferred and taxable investments),

economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills.  From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments,

investment strategies and related matters believed to be of relevance to the Fund.  In addition, selected indices may be used to illustrate historic performance of selected asset classes.  A Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of the Fund.  In addition, advertisements, sales literature,

communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning (such as information on Roth

IRAs and Education IRAs) and investment alternative to certificates of deposit and other financial instruments.  Such sales literature,

communications to shareholders or other materials may include symbols,

headlines or other material which highlight or summarize the information discussed in more detail therein.



     Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials may also include discussions of other funds,

products, and services.



     Each Fund may quote various measures of volatility and benchmark correlation in advertising.  In addition, each Fund may compare these measures to those of other funds.  Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark.  Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data.  A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.  Advertisements and sales materials relating to the Funds may include information regarding the background and experience of its portfolio managers.





     The following tables present examples, for purposes of

illustration only, of cumulative total return performance for each Class through October 31, 1998.  For these purposes, the calculations assume the reinvestment of any capital gains distributions and income dividends paid during the indicated periods.  The performance of each Class, as shown below, does not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculations.  The performance of Class A Shares reflects the maximum front-end sales charge paid on the purchase of shares but may also be shown without reflecting the impact of any front-end sales charge.  The performance of

Class B Shares and Class C Shares is calculated both with the applicable

CDSC included and excluded.  On June 14, 1988, Delaware Fund's investment objective was changed from growth with income to a balance of capital appreciation, income and preservation of capital.  The net asset values of each Fund fluctuate so shares, when redeemed, may be worth more or less than the original investment and each Fund's results should not be considered as representative of future performance.





                                        Cumulative Total Return



                                  Delaware Fund        Delaware Fund

                                 Class A Shares(1)     Institutional

                                    (at Offer)            Class(2)



     3 months ended

     10/31/98



     6 months ended

     10/31/98



     9 months ended

     10/31/98



     1 year ended

     10/31/98



     3 years ended

     10/31/98



     5 years ended

     10/31/98



     10 years ended

     10/31/98



     15 years ended

     10/31/98



     Period 4/25/38(4)

     through 10/31/98





(1)  Prior to November 2, 1998, the maximum front-end sales charge was

     4.75%.  Effective November 2, 1998, the maximum front-end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge.



(2)  Date of initial public offering of Delaware Fund Institutional

     Class was November 9, 1992.  Pursuant to applicable regulation,

     total return shown for Delaware Fund Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Delaware Fund A Class and adjusting it to reflect the elimination of all sales charges.

     However, for those periods no adjustment has been made to eliminate the impact of 12b-1 payments, and performance would have been affected had such an adjustment been made.



(3)  For the six months ended October 31, 1998, cumulative total return

     for Delaware Fund A Class at net asset value was     .



(4)  Date of initial public offering of Delaware Fund A Class.





                                        Cumulative Total Return



                                   Delaware Fund     Delaware Fund

                                   Class B Shares    Class B Shares

                                    (Including        (Excluding

                                     Deferred           Deferred

                                  Sales Charge)(1)    Sales Charge)



     3 months ended

     10/31/98



     6 months ended

     10/31/98



     9 months ended

     10/31/98



     1 year ended

     10/31/98



     3 years ended

     10/31/98



     Period 9/6/94(2)

     through 10/31/98





(1)  Effective November 2, 1998, the CDSC schedule for Class B Shares increased as follows:  (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed with two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (v) 0%

     thereafter.  The above figures have been calculated using this new schedule.



(2)  Date of initial public offering of Delaware Fund B Class.





                                        Cumulative Total Return



                                   Delaware Fund     Delaware Fund

                                   Class C Shares    Class C Shares

                                   (Including        (Excluding

                                   Deferred            Deferred

                                   Sales Charge)     Sales Charge)



     3 months ended

     10/31/98



     6 months ended

     10/31/98



     9 months ended

     10/31/98



     1 year ended

     10/31/98



     Period 11/29/95(1)

     through 10/31/98



(1)  Date of initial public offering of Delaware Fund C Class.



                                        Cumulative Total Return



                                   Devon Fund        Devon Fund

                              Class A Shares(1)(2) Institutional

                                    (at Offer)        Class(1)



     3 months ended

     10/31/98



     6 months ended

     10/31/98



     9 months ended

     10/31/98



     1 year ended

     10/31/98



     3 years ended

     10/31/98



     Period 12/29/93(4)

     through 10/31/98



(1)  Certain expenses of this Fund have been waived and reimbursed by the Manager.  In the absence of such waiver and reimbursement,

     performance would have been affected negatively.



(2)  Prior to November 2, 1998, the maximum front-end sales charge was

     4.75%.  Effective November 2, 1998, the maximum front-end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge.



(3)  For the six months ended October 31, 1998, cumulative total return for Devon Fund A Class at net asset value was.



(4)  Date of initial public offering of Devon Fund A Class.



                                        Cumulative Total Return



                                   Devon Fund        Devon Fund

                                 Class B Shares    Class B Shares

                                  (Including       (Excluding

                                  Deferred           Deferred

                             Sales Charge)(1)(2)  Sales Charge)(1)



     3 months ended

     10/31/98



     6 months ended

     10/31/98



     9 months ended

     10/31/98



     1 year ended

     10/31/98



     3 years ended

     10/31/98



     Period 9/6/94(3)

     through 10/31/98



(1)  Certain expenses of this Fund have been waived and reimbursed by the Manager.  In the absence of such waiver and reimbursement,

     performance would have been affected negatively.



(2)  Effective November 2, 1998, the CDSC schedule for Class B Shares increased as follows:  (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed with two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (v) 0%

     thereafter.  The above figures have been calculated using this new schedule.



(3)  Date of initial public offering of Devon Fund B Class.



                                        Cumulative Total Return



                                   Devon Fund        Devon Fund

                                 Class C Shares    Class C Shares

                                  (Including        (Excluding

                                    Deferred          Deferred

                                Sales Charge)(1)  Sales Charge)(1)



     3 months ended

     10/31/98



     6 months ended

     10/31/98



     9 months ended

     10/31/98



     1 year ended

     10/31/98



     Period 11/29/95(2)

     through 10/31/98



(1)  Certain expenses of this Fund have been waived and reimbursed by the Manager.  In the absence of such waiver and reimbursement,

     performance would have been affected negatively.



(2)  Date of initial public offering of Devon Fund C Class.



     Because every investor's goals and risk threshold are different,

the Distributor, as distributor for each Fund and the other mutual funds in the Delaware Investments family, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals.  This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible financial planning.  One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold.  In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts a Fund's, and other Delaware Investments funds', investment disciplines employed in seeking their objectives.  The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager, including the number of such clients serviced by the

Manager.



Dollar-Cost Averaging

     For many people, deciding when to invest can be a difficult decision.  Security prices tend to move up and down over various market cycles and logic says to invest when prices are low.  However, even experts can't always pick the highs and the lows.  By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time.  If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example,

monthly or quarterly--as long as you stick to your regular schedule.

Dollar-cost averaging looks simple and it is, but there are important things to remember.



     Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets.  If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize.

That's why dollar-cost averaging can make sense for long-term goals.

Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw.  You also should consider your financial ability to continue to purchase shares during periods of high fund share prices.

Delaware Investments offers three services -- Automatic Investing

Program, Direct Deposit Program and the Wealth Builder Option -- that can help to keep your regular investment program on track.  See

Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan and

Automatic Investing Plan under Investment Plans and Wealth Builder

Option under Investment Plans for a complete description of these services, including restrictions or limitations.



     The example below illustrates how dollar-cost averaging can work.

In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.



                                                       Number

                       Investment     Price Per      of Shares

                         Amount        Share         Purchased



          Month 1        $100         $10.00             10

          Month 2        $100         $12.50              8

          Month 3        $100          $5.00             20

          Month 4        $100         $10.00             10

----------------------------------------------------------------

                         $400         $37.50             48



 Total Amount Invested:  $400

 Total Number of Shares Purchased:  48

 Average Price Per Share:  $9.38 ($37.50/4)

 Average Cost Per Share:  $8.33 ($400/48 shares)



     This example is for illustration purposes only.  It is not intended to represent the actual performance of any stock or bond fund in the Delaware Investments family.



THE POWER OF COMPOUNDING



     When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow.  It's called the Power of Compounding.  Each Fund may include illustrations showing the power of compounding in advertisements and other types of literature



TRADING PRACTICES AND BROKERAGE



     Brokers or dealers are selected to execute transactions on behalf of each Fund for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service.  The primary consideration is to have brokers or dealers execute transactions at best price and execution.  Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction.  A number of trades are made on a net basis where a

Fund either buys securities directly from the dealer or sells them to the dealer.  In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price)

which is the equivalent of a commission.  When a commission is paid, a

Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of Equity Funds I, Inc.'s trading department as to rates paid and charged for similar transactions throughout the securities industry.  In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.



     During the fiscal years ended October 31, 1996, 1997 and 1998, the aggregate dollar amounts of brokerage commissions paid by Delaware Fund were $651,024, $718,048 and $_______, respectively.  For the fiscal years ended October 31, 1996, 1997 and 1998, the aggregate dollar amounts of brokerage commissions paid by Devon Fund were $36,082,

$157,621 and $_______, respectively.





     The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services.  These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities;

furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends;

assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses.  Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it,

and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.



     During the fiscal year ended October 31, 1998, portfolio

transactions of Delaware Fund in the amount of $________, resulting in brokerage commissions of $________, were directed to brokers for brokerage and research services provided.  During the same period,

portfolio transactions of Devon Fund in the amount of $__________,

resulting in brokerage commissions of $_______, were directed to brokers for brokerage and research services provided.



     As provided in the 1934 Act and each Fund's Investment Management

Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided.  Although transactions are directed to broker/dealers who provide such brokerage and research services, the Funds believe that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided.  In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process.  In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process.

In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to a Fund and to other funds in the Delaware Investments family.  Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.



     The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution.  Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund.  When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker.  It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds.  Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and Equity Funds I, Inc.'s Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.



     Consistent with the Conduct Rules of the National Association of

Securities Dealers, Inc. (the "NASD"), and subject to seeking best price and execution, a Fund may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware

Investments family of funds such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of such funds as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.





Portfolio Turnover

     Management frequently transfers investments between securities, or types of securities, in carrying out its investment policy.  As a result, a Fund may, at times, buy and sell more investment securities and thereby incur greater brokerage commissions than funds which do not frequently transfer investments.  The rate of portfolio turnover is not a limiting factor when management deems it desirable to purchase or sell securities.



     The degree of portfolio activity may affect taxes payable by a

Fund's shareholders to the extent of any net realized capital gains.  A turnover rate of 100% would occur, for example, if all the investments in a Fund's portfolio at the beginning of the year were replaced by the end of the year.  The turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares.



     The portfolio turnover of each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year,

exclusive of securities whose maturities at the time of acquisition are one year or less.



     During the past two fiscal years, Delaware Fund's portfolio turnover rates were approximately 81% for 1997 and __% for 1998.  During the past two fiscal years, Devon Fund's portfolio turnover rates were approximately 64% for 1997 and __% for 1998.



     Should it become necessary to sell investments for monies with which to redeem shares, the Board of Directors, in its discretion, may deduct from the net asset value the brokerage commissions and other costs incurred to determine the redemption price.  However, Equity Funds

I, Inc. has never redeemed or repurchased shares other than at net asset value.



PURCHASING SHARES



     The Distributor serves as the national distributor for each Fund's shares and has agreed to use its best efforts to sell shares of each

Fund.  See the Prospectuses for information on how to invest.  Shares of each Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting Equity Funds I,

Inc. or the Distributor.



     The minimum initial investment generally is $1,000 for Class A

Shares, Class B Shares and Class C Shares.  Subsequent purchases of such

Classes generally must be at least $100.  The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Investments fund, the

Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program.  Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and

shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25.  Accounts opened under the Delaware Investments Asset

Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected.  There are no minimum purchase requirements for the Institutional Classes, but certain eligibility requirements must be satisfied.



     Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000.  For Class C Shares, each purchase must be in an amount that is less than $1,000,000.  See Investment Plans for purchase limitations applicable to retirement plans.  Equity Funds I, Inc. will reject any purchase order for more than $250,000 of Class B Shares and

$1,000,000 or more of Class C Shares.  An investor may exceed these limitations by making cumulative purchases over a period of time.  In doing so, an investor should keep in mind, however, that reduced front-

end sales charges apply to investments of $50,000 or more in Class A

Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.



     Selling dealers are responsible for transmitting orders promptly.

Equity Funds I, Inc. reserves the right to reject any order for the purchase of its shares of either Fund if in the opinion of management such rejection is in such Fund's best interest.  If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred.  A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family.

Each Fund reserves the right to reject purchase orders paid by third-

party checks or checks that are not drawn on a domestic branch of a

United States financial institution.  If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.



     Each Fund also reserves the right, following shareholder

notification, to charge a service fee on non-retirement accounts that,

as a result of redemption, have remained below the minimum stated

account balance for a period of three or more consecutive months.

Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum.  If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance.  The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts.  No fees will be charged without proper notice, and no CDSC will apply to such assessments.



     Each Fund also reserves the right, upon 60 days' written notice,

to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions.  An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.



     The NASD has adopted amendments to its Conduct Rules, as amended,

relating to investment company sales charges.  Equity Funds I, Inc. and the Distributor intend to operate in compliance with these rules.



     Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases.  See the table in the Fund

Classes' Prospectus.  Class A Shares are also subject to annual 12b-1

Plan expenses for the life of the investment.



     Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 5% if shares are redeemed within one year of purchase;

(ii) 4% if shares are redeemed within two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase;

(iv) 2% if shares are redeemed during the fifth year following purchase;

and (v) 1% if shares are redeemed during the sixth year following purchase.  Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase.  See Automatic Conversion of Class B Shares, below.



     Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase.

Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.



     Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses.  See Plans Under Rule 12b-1 for the

Fund Classes under Purchasing Shares, and Determining Offering Price and

Net Asset Value in this Part B.



     Class A Shares, Class B Shares, Class C Shares and Institutional

Class shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A, Class B and Class C Shares, of any expenses under that Fund's 12b-1 Plans.



     Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares or Institutional Class shares, a shareholder submits a specific request.  Certificates are not issued in the case of Class B Shares or Class C Shares or in the case of any retirement plan account including self-directed IRAs.  However,

purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent").

The investor will have the same rights of ownership with respect to such shares as if certificates had been issued.  An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate.

No charge is assessed by Equity Funds I, Inc. for any certificate issued.  A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact a Fund for further information.  Investors who hold certificates representing any of their shares may only redeem those shares by written request.  The investor's certificate(s) must accompany such request.



Alternative Purchase Arrangements

     The alternative purchase arrangements of Class A Shares, Class B

Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances.  Investors should determine whether,

given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual

12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C

Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses.  Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase.  Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the

Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class.  Class B Shares will automatically convert to Class A

Shares at the end of approximately eight years after purchase and,

thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.  Unlike Class B

Shares, Class C Shares do not convert to another Class.



     The higher 12b-1 Plan expenses on Class B Shares and Class C

Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares.

However, there can be no assurance as to the return, if any, that will be realized on such additional money.  In addition, the effect of any return earned on such additional money will diminish over time.  In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.



     For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-

end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption.  Financial advisers may receive different compensation for selling Class A Shares, Class B

Shares and Class C Shares.   Investors should understand that the

purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A

Shares in that such fees and charges are used to finance the distribution of the respective Classes.  See Plans Under Rule 12b-1 for the Fund Classes.



     Dividends, if any, paid on Class A Shares, Class B Shares and

Class C Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares and

Class C Shares will be borne exclusively by such shares.  See

Determining Offering Price and Net Asset Value.





Class A Shares - Delaware Fund and Devon Fund



     Purchases of $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the

Fund Classes' Prospectus, and may include a series of purchases over a

13- month period under a Letter of Intention signed by the purchaser.

See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.



     From time to time, upon written notice to all of its dealers, the

Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales.  In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware

Investments products and services and who increase sales of Delaware

Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares.  Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales.  The

Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid.  Participating dealers may be deemed to have additional responsibilities under the securities laws.  Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.





Dealer's Commission



     As described in the Prospectus, for initial purchases of Class A

Shares of $1,000,000 or more, a dealer's commission may be paid by the

Distributor to financial advisers through whom such purchases are effected.



     For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase.  In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see

Contingent Deferred Sales Charge for Certain Redemptions of Class A

Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of a Fund.  Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation.  Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.



     An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged.  The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the

Distributor at its discretion.





Contingent Deferred Sales Charge - Class B Shares and Class C Shares



     Class B Shares and Class C Shares are purchased without a front-

end sales charge.  Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C

Shares redeemed within 12 months of purchase may be subject to a CDSC of

1%.  CDSCs are charged as a percentage of the dollar amount subject to the CDSC.  The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption.  No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions.  For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments fund.  In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.  See Waiver of Contingent

Deferred Sales Charge--Class B Shares and Class C Shares under

Redemption and Exchange for the Fund Classes for a list of the instances in which the CDSC is waived.



     During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares.  At the end of approximately eight years after purchase, the investor's Class B Shares will be

automatically converted into Class A Shares of the same Fund.  See

Automatic Conversion of Class B Shares under Classes of Shares in the

Fund Classes' Prospectus.  Such conversion will constitute a tax-free exchange for federal income tax purposes.  See Taxes.  Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of

0.30% of average daily net assets of such shares.



     In determining whether a CDSC applies to a redemption of Class B

Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period.  With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions,

and finally by shares held for 12 months or less.



     All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.



Deferred Sales Charge Alternative - Class B Shares

     Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares.  The

Distributor currently compensates dealers or brokers for selling Class B

Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount purchased.  In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the

Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase.  As discussed below,

however, Class B Shares are subject to annual 12b-1 Plan expenses and,

if redeemed within six years of purchase, a CDSC.



     Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of

Class B Shares.  These payments support the compensation paid to dealers or brokers for selling Class B Shares.  Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually.  The combination of the CDSC and the proceeds of the

12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.



     Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for

Class B Shares described in this Part B, even after the exchange.  Such

CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.



Automatic Conversion of Class B Shares

     Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares.  Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date").  If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date.  If the eighth anniversary occurs between Conversion Dates, an investor's Class B

Shares will be converted on the next Conversion Date after such anniversary.  Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold

Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.



     Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund

(or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash

Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.



     All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes.  See Taxes.



Level Sales Charge Alternative - Class C Shares

     Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares.  The

Distributor currently compensates dealers or brokers for selling Class C

Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased.  As discussed below,

Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.



     Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of

Class C Shares.  These payments support the compensation paid to dealers or brokers for selling Class C Shares.  Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.



     Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for

Class C Shares as described in this Part B.  See Redemption and

Exchange.





Plans Under Rule 12b-1 for the Fund Classes

     Pursuant to Rule 12b-1 under the 1940 Act, Equity Funds I, Inc.

has adopted a separate plan for each of Class A Shares, Class B Shares and Class C Shares of each Fund (the "Plans").  Each Plan permits a Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class of shares to which the Plan applies.  The Plans do not apply to Institutional Classes of shares.

Such shares are not included in calculating the Plans' fees, and the

Plans are not used to assist in the distribution and marketing of shares of Institutional Classes.  Shareholders of Institutional Classes may not

vote on matters affecting the Plans.



     The Plans permit a Fund, pursuant to its Distribution Agreement,

to pay out of the assets of Class A Shares, Class B Shares and Class C

Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes.  These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time and paying distribution and maintenance fees to brokers, dealers and others.  In connection with the promotion of shares of the Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising.  The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class.  In addition, each Fund may make payments from the 12b-1 Plan fees of its respective Classes directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class,

pursuant to service agreements with Equity Funds I, Inc. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.





     The maximum aggregate fee payable by a Fund under the Plans, and a

Fund's Distribution Agreement, is on an annual basis, up to 0.30% of average daily net assets of Class A Shares, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year.  Equity Funds I, Inc.'s Board of Directors may reduce these amounts at any time.



     Effective June 1, 1992, Equity Funds I, Inc.'s Board of Directors

has determined that the annual fee, payable on a monthly basis, for

Delaware Fund A Class under its Plan will be equal to the sum of:  (i)

the amount obtained by multiplying 0.30% by the average daily net assets represented by shares of Delaware Fund A Class that were acquired by shareholders on or after June 1, 1992; and (ii) the amount obtained by multiplying 0.10% by the average daily net assets represented by shares of Delaware Fund A Class that were acquired before June 1, 1992.  While this is the method for calculating the 12b-1 fees to be paid by Delaware

Fund A Class, the fee is a Class expense so that all shareholders of that Class, regardless of when they purchased their shares, will bear

12b-1 expenses at the same per share rate.  As Delaware Fund A Class shares are sold on or after June 1, 1992, the initial rate of at least

0.10% will increase over time.  Thus, as the proportion of Delaware Fund

A Class shares purchased on or after June 1, 1992 to Delaware Fund A

Class shares outstanding prior to June 1, 1992 increases, the expenses attributable to payments under the Plan will also increase (but will not exceed 0.30% of average daily net assets).  While this describes the current formula for calculating the fees which will be payable under the

Plan, the Plan permits the Fund to pay a full 0.30% on all Delaware Fund

A Class assets at any time.



     On September 23, 1993, Equity Funds I, Inc.'s Board of Directors

set the fee for Devon Fund A Class at 0.30% of average daily net assets.



     While payments pursuant to the Plans may not exceed 0.30% annually with respect to Class A Shares, and 1% annually with respect to each of the Class B Shares and Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor.  It is therefore possible that the Distributor may realize a profit in any particular year.

However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans.

The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes.  The monthly fees paid to the

Distributor under the Plans are subject to the review and approval of

Equity Funds I, Inc.'s unaffiliated directors, who may reduce the fees or terminate the Plans at any time.



     All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares and Class C Shares would be borne by such persons without any reimbursement from such Fund Classes.  Subject to seeking best price and execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.



     From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.



     The Plans and the Distribution Agreements, as amended, have all been approved by the Board of Directors of Equity Funds I, Inc.,

including a majority of the directors who are not "interested persons"

(as defined in the 1940 Act) of Equity Funds I, Inc. and who have no direct or indirect financial interest in the Plans by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements.  Continuation of the Plans and the Distribution

Agreements, as amended, must be approved annually by the Board of

Directors in the same manner as specified above.



     Each year, the directors must determine whether continuation of the Plans is in the best interest of shareholders of, respectively,

Class A Shares, Class B Shares and Class C Shares of each Fund and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Class.  The Plans and the Distribution

Agreements, as amended, may be terminated with respect to a Class at any time without penalty by a majority of those directors who are not

"interested persons" or by a majority vote of the relevant Class'

outstanding voting securities.  Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those directors who are not "interested persons."  With respect to each Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the respective Fund's B Class.  Also, any other material amendment to the

Plans must be approved by a majority vote of the directors including a majority of the noninterested directors of Equity Funds I, Inc. having no interest in the Plans.  In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not

"interested persons" of Equity Funds I, Inc. must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans.  Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.



     For the fiscal year ended October 31, 1998, payments from Class A

Shares, Class B Shares and Class C Shares of Delaware Fund amounted to

$________, $_______ and $_________, respectively.  Such amounts were used for the following purposes:



                           Delaware Fund  Delaware Fund  Delaware Fund

                              A Class        B Class        C Class



Advertising

Annual/Semi-Annual Reports

Broker Trails

Broker Sales Charges

Dealer Service Expenses

Interest on Broker Sales Charges

Commissions to Wholesalers

Promotional-Broker Meetings

Promotional-Other

Prospectus Printing

Telephone

Wholesaler Expenses

Other



     For the fiscal year ended October 31, 1998, payments from Class A

Shares, Class B Shares and Class C Shares of Devon Fund amounted to

$______, $______ and $______, respectively.  Such amounts were used for the following purposes:



                             Devon Fund   Devon Fund   Devon Fund

                              A Class      B Class      C Class



Advertising

Annual/Semi-Annual Reports

Broker Trails

Broker Sales Charges

Dealer Service Expenses

Interest on Broker Sales Charges

Commissions to Wholesalers

Promotional-Broker Meetings

Promotional-Other

Prospectus Printing

Telephone

Wholesaler Expenses

Other





Other Payments to Dealers - Class A Shares, Class B Shares and Class C

Shares



     From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the

Distributor an additional payment of up to 0.25% of the dollar amount of such sales.  The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware

Investments family of funds.  In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.  The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.



     Subject to pending amendments to the NASD's Conduct Rules, in connection with the promotion of Delaware Investments fund shares, the

Distributor may, from time to time, pay to participate in dealer-

sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests.  Payment of non-cash compensation to dealers is currently under review by the NASD and the Securities and

Exchange Commission.  It is likely that the NASD's Conduct Rules will be amended such that the ability of the Distributor to pay non-cash compensation as described above will be restricted in some fashion.  The

Distributor intends to comply with the NASD's Conduct Rules as they may be amended.



Special Purchase Features - Class A Shares



Buying Class A Shares at Net Asset Value

     Class A Shares of the Fund may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month

Reinvestment Privilege.



     Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their families) of the Manager, any affiliate, any of the funds in the

Delaware Investments family, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities.  Individual purchases,

including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member.  Class A Shares may also be purchased at net asset value by current and former officers,

directors and employees (and members of their families) of the Dougherty

Financial Group LLC.



     Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed.  Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware

Investments family.  Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value.  Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers,

dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs.  Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.



     Purchases of Class A Shares at net asset value may also be made by the following:  financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the

Institutional Class of a Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement

Financial Services, Inc. (formerly known as Delaware Investment &

Retirement Services, Inc.) proprietary record keeping system that (i)

has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the Manager or its affiliates; or (ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held

Class A Shares of a fund in the Delaware Investments family and such employer has properly represented to, and received written confirmation back from, Retirement Financial Services, Inc. in writing that it has the requisite number of employees.  See Group Investment Plans for information regarding the applicability of the Limited CDSC.



     Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase

Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.



     Investors in Delaware Investments Unit Investment Trusts may

reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any of the funds in the Delaware Investments family at net asset value.



     Investments in Class A Shares made by plan level and/or

participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value.  Loan repayments made to a fund account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.



     Equity Funds I, Inc. must be notified in advance that the trade qualifies for purchase at net asset value.



Allied Plans

     Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware

Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds

("eligible non-Delaware Investments fund shares").  Class B Shares and

Class C Shares are not eligible for purchase by Allied Plans.



     With respect to purchases made in connection with an Allied Plan,

the value of eligible Delaware Investments and eligible non-Delaware

Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware

Investments fund shares.  See Combined Purchases Privilege, below.



     Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware

Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge.

However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies.  No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends.  See Investing by Exchange.



     A dealer's commission may be payable on purchases of eligible

Delaware Investments fund shares under an Allied Plan.  In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied

Plan will be aggregated.  See Class A Shares - Delaware Fund and Devon

Fund



     The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid.  Waivers of the Limited CDSC, as described under Waiver of Limited

Contingent Deferred Sales Charge - Class A Shares under Redemption and

Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-

Delaware Investments fund shares.  When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange,

unless the joint venture agreement specifies that the amount of the

Limited CDSC will be paid by the financial adviser or selling dealer.

See Contingent Deferred Sales Charge for Certain Redemptions of Class A

Shares Purchased at Net Asset Value under Redemption and Exchange.



Letter of Intention



     The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of

Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Equity Funds I, Inc. which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period.  A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the

Letter is signed.  The 13-month period begins on the date of the earliest purchase.  If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased.  If such payment is not made within 20 days following the expiration of the 13-month period, the

Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference.  Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the

Funds and of any class of any of the other mutual funds in Delaware

Investments (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.



     Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan.  The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment.  The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware

Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period.  The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria.  The 13-month period will begin on the date this Letter of

Intention is accepted by the Transfer Agent.  If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted.  In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted

(without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time.  Employers may also include the value (at offering price at the level designated in their

Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class.  Class B Shares and Class C Shares of a Fund and other Delaware

Investments funds which offer corresponding classes of shares may also be aggregated for this purpose.





Combined Purchases Privilege



     In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class

B Shares and/or Class C Shares of the Funds, as well as shares of any other class of any of the other Delaware Investments funds (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group

Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC).  In addition, assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other Delaware Investments fund holdings.



     The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under

21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).



Right of Accumulation



     In determining the availability of the reduced front-end sales charge with respect to the Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C

Shares of a Fund, as well as shares of any other class of any of the other Delaware Investments funds which offer such classes (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group

Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC).  If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be ____.  For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase.  Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.





12-Month Reinvestment Privilege



     Holders of Class A Shares of a Fund (and of Institutional Classes

holding shares which were acquired through an exchange from one of the other mutual funds in Delaware Investments offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class

A Shares of that Fund or in Class A Shares of any of the other funds in the Delaware Investments family, subject to applicable eligibility and minimum purchase requirements, in states where shares of such other funds may be sold, at net asset value without the payment of a front-end sales charge.  This privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC.

Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares.  The reinvestment privilege does not extend to a redemption of either Class B Shares or Class C Shares.



     Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share).  The reinvestment will be made at the net asset value next determined after receipt of remittance.  A redemption and reinvestment could have income tax consequences.  It is recommended that a tax adviser be consulted with respect to such transactions.  Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares.  Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money.  The prospectus contains more complete information about the fund, including charges and expenses.



     Investors should consult their financial advisers or the Transfer

Agent, which also serves as the Funds' shareholder servicing agent,

about the applicability of the Limited CDSC (see Contingent Deferred

Sales Charge for Certain Redemptions of Class A Shares Purchased at Net

Asset Value under Redemption and Exchange) in connection with the features described above.





Group Investment Plans



     Group Investment Plans which are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table on page 00, based on total plan assets.  If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase.  Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware

Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase.  See Retirement Plans for the Fund Classes under Investment Plans for information about

Retirement Plans.



     The Limited CDSC is applicable to any redemptions of net asset value purchases made on behalf of any group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware

Investments family.  See Contingent Deferred Sales Charge for Certain

Redemptions of Class A Shares Purchased at Net Asset Value under

Redemption and Exchange.





Institutional Classes



     The Institutional Class of each Fund is available for purchase only by:  (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

(b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the

Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware

Investment Advisers, an affiliate of the Manager, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment of the financial institution of a Rule 12b-1 Plan fee;

and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.



     Shares of Institutional Classes are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.





INVESTMENT PLANS



Reinvestment Plan/Open Account

     Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date.  All dividends and distributions of Institutional Classes are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date).  A confirmation of each dividend payment from net investment income will be mailed to shareholders quarterly.  A confirmation of any distributions from realized securities profits will be mailed to shareholders in the first quarter of the fiscal year.



     Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased.  Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B

Shares, Class C Shares and Institutional Classes at the net asset value,

at the end of the day of receipt.  A reinvestment plan may be terminated at any time.  This plan does not assure a profit nor protect against depreciation in a declining market.



Reinvestment of Dividends in Other Delaware Investments Family of Funds

     Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A

Shares, Class B Shares and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the

Delaware Investments, including the Funds, in states where their shares may be sold.  Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee.  The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested.  Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares.

Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money.  The prospectus contains more complete information about the fund, including charges and expenses.



     Subject to the following limitations, dividends and/or

distributions from other funds in Delaware Investments may be invested in shares of the Funds, provided an account has been established.

Dividends from Class A Shares may not be directed to Class B Shares or

Class C Shares.  Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares.



     Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held:

SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money

Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7)

or 457 Deferred Compensation Plans.


Investing by Exchange

    If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus and a sales charge may apply. See Redemption and Exchange for more complete information concerning your exchange privileges.


     Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class
B Shares only into Class B Shares of other
Delaware Investments funds.
Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other
Delaware Investments funds.  Class B
Shares of a Fund and Class C Shares
of a Fund acquired by exchange
will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B
Shares of a Fund acquired by
exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of that Fund.



     Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends).

Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.



Investing by Electronic Fund Transfer

     Direct Deposit Purchase Plan--Investors may arrange for either

Fund to accept for investment in Class A Shares, Class B Shares or Class

C Shares, through an agent bank, preauthorized government or private recurring payments.  This method of investment assures the timely credit to the shareholder's account of payments such as social security,

veterans' pension or compensation benefits, federal salaries, Railroad

Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits.  It also eliminates lost, stolen and delayed checks.



     Automatic Investing Plan--Shareholders of Class A Shares, Class B

Shares and Class C Shares may make automatic investments by authorizing,

in advance, monthly payments directly from their checking account for deposit into their Fund account.  This type of investment will be handled in either of the following ways.  (1) If the shareholder's bank is a member of the National Automated Clearing House Association

("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT").  The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction.  (2) If the shareholder's bank is not a member of NACHA,

deductions will be made by preauthorized checks, known as Depository

Transfer Checks.  Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.



     This option is not available to participants in the following plans:  SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and

Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or

403(b)(7) or 457 Deferred Compensation Plans.



                              *     *     *



     Initial investments under the Direct Deposit Purchase Plan and the

Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more.  An investor wishing to take advantage of either service must complete an authorization form.  Either service can be discontinued by the shareholder at any time without penalty by giving written notice.



     Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise.  Any such payments are subject to reclamation by the federal government or its agencies.  Similarly, under certain circumstances,

investments from private sources may be subject to reclamation by the transmitting bank.  In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source.  In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.



Direct Deposit Purchases by Mail

     Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts.  Either

Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party.

Investors should contact their employers or financial institutions who in turn should contact Equity Funds I, Inc. for proper instructions.



MoneyLine (SM) On Demand

     You or your investment dealer may request purchases of Fund shares by phone using MoneyLine (SM) On Demand.  When you authorize a Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account.

Your request will be processed the same day if you call prior to 4 p.m.,

Eastern time.  There is a $25 minimum and $50,000 maximum limit for

MoneyLine (SM) On Demand transactions.



     It may take up to four business days for the transactions to be completed.  You can initiate this service by completing an Account

Services form.  If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed.  The Funds do not charge a fee for this service; however,

your bank may charge a fee. This service is available for Class A, B and C shares.





Wealth Builder Option



     Shareholders can use the Wealth Builder Option to invest in the

Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family.  Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option.

If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select.  All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.



     Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectus.  The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment.  No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.



     Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market.  The price of the fund into which investments are made could fluctuate.

Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program.  See Exchange Privilege for a brief summary of the tax consequences of exchanges.  Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.



     This option is not available to participants in the following plans:  SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and

Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or

403(b)(7) or 457 Deferred Compensation Plans.  This option also is not available to shareholders of the Institutional Classes.



 Asset Planner

     To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account

Registration Form, which is available only from a financial adviser or investment dealer.  Effective September 1, 1997, the Asset Planner

Service is only available to financial advisers or investment dealers who have previously used this service.  The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware

Investments funds.  With the help of a financial adviser, you may also design a customized asset allocation strategy.



     The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy.

Exchanges from existing Delaware Investments accounts into the Asset

Planner service may be made at net asset value under the circumstances described under Investing by Exchange.  Also see Buying Class A Shares at Net Asset Value.  The minimum initial investment per Strategy is

$2,000; subsequent investments must be at least $100.  Individual fund minimums do not apply to investments made using the Asset Planner service.  Class A, Class B and Class C Shares are available through the

Asset Planner service.  Generally, only shares within the same class may

be used within the same Strategy.   However, Class A Shares of a Fund

and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.



     An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year.  The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service,

will be deducted automatically from one of the funds within your Asset

Planner account if not paid by September 30.  However, effective

November 1, 1996, the annual maintenance fee is waived until further notice.  Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number.

Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period.  Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.



     Certain shareholder services are not available to investors using the Asset Planner service, due to its special design.  These include

Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention.

Systematic Withdrawal Plans are available after the account has been open for two years.



Retirement Plans for the Fund Classes



     An investment in the Funds may be suitable for tax-deferred retirement plans.  Delaware Investments offers a full spectrum of retirement plans, including the 401(k) Defined Contribution Plan,

Individual Retirement Account ("IRA") and the new Roth IRA and Education

IRA.



     Among the retirement plans that Delaware Investments offers, Class

B Shares are available only by Individual Retirement Accounts, SIMPLE

IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension Plans,

Salary Reduction Simplified Employee Pension Plans, and 403(b)(7) and

457 Deferred Compensation Plans.  The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares.  See Waiver of

Contingent Deferred Sales Charge - Class B Shares and Class C Shares

under Redemption and Exchange in the Prospectus for the Fund Classes for

a list of the instances in which the CDSC is waived.





     Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans.  Purchases of Class C

Shares must be in an amount that is less than $1,000,000 for such plans.

The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.



     Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual

Retirement Accounts, for which there is a minimum initial purchase of

$250 and a minimum subsequent purchase of $25, regardless of which Class is selected.  Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees.  Fees are based upon the number of participants in the plan as well as the services selected.  Additional information about fees is included in retirement plan materials.  Fees are quoted upon request.

Annual maintenance fees may be shared by Delaware Management Trust

Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.



     Certain shareholder investment services available to non-

retirement plan shareholders may not be available to retirement plan shareholders.  Certain retirement plans may qualify to purchase shares of the Institutional Class shares.  See Institutional Classes, above.

For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.





     It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant.  For further details,

including applications for any of these plans, contact your investment dealer or the Distributor.



     Taxable distributions from the retirement plans described below may be subject to withholding.



     Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.





Prototype Profit Sharing or Money Purchase Pension Plans



     Prototype Plans are available for self-employed individuals,

partnerships, corporations and other eligible forms of organizations.

These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans.  Contributions may be invested only in Class A

Shares and Class C Shares.





Individual Retirement Account ("IRA")



     A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan.  Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred.  In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, participation may be restricted based on certain income limits.



IRA Disclosures

     The Taxpayer Relief Act of 1997 provides new opportunities for investors.  Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances.  A new Roth

IRA and Education IRA are available in addition to the existing deductible IRA and non-deductible IRA.



Deductible and Non-deductible IRAs

     An individual can contribute up to $2,000 in his or her IRA each year.  Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan.  Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $2,000 is still available if the taxpayer's AGI is below

$30,000 ($50,000 for taxpayers filing joint returns) for years beginning after December 31, 1997.  A partial deduction is allowed for married couples with income between $50,000 and $60,000, and for single individuals with incomes between $30,000 and $40,000.  These income phase-out limits reach $80,000-$100,000 in 2007 for joint filers and

$50,000-$60,000 in 2005 for single filers.  No deductions are available for contributions to IRAs by taxpayers whose AGI after IRA deductions exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.



     Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as $2,000 for each working spouse and defer taxes on interest or other earnings from the IRAs.



     Under the new law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is below $150,000.  The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI between $150,000 and $160,000.



Conduit (Rollover) IRAs

     Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit

IRA.  The rollover of the eligible distribution must be completed by the

60th day after receipt of the distribution; however, if the rollover is in the form of a direct trustee-to-trustee transfer without going through the distributee's hand, the 60-day limit does not apply.



     A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another

IRA and does not constitute one of the following:



     (1)     Substantially equal periodic payments over the employee's

life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;



     (2)     Substantially equal installment payments for a period

certain of 10 or more years;



     (3)     A distribution, all of which represents a required minimum distribution after attaining

age 70 1/2;



     (4)     A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and



     (5)     A distribution of after-tax contributions which is not

includable in income.



Roth IRAs

     For taxable years beginning after December 31, 1997, non-

deductible contributions of up to $2,000 per year can be made to a new

Roth IRA.  As a result of the Internal Revenue Service Restructuring and

Reform Act of 1998 (the "1998 Act"), the $2,000 annual limit will not be reduced by any contributions to a deductible or nondeductible IRA for the same year.  The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI between $95,000 and $110,000,

and for couples filing jointly with AGI between $150,000 and $160,000.

Qualified distributions from a Roth IRA would be exempt from federal taxes.  Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributed to the individual being disabled, or (d) for a qualified special purpose

(e.g., first time homebuyer expenses).



     Distributions that are not qualified distributions would always be tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.



     Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA.

Earnings and contributions from a deductible IRA are subject to a tax upon conversion; however, no 10% excise tax for early withdrawal would apply.

If the conversion is done prior to January 1, 1999, then the income from the conversion can be included in income ratably over a four-year period beginning with the year of conversion.



Education IRAs

     For taxable years beginning after December 31, 1997, an Education

IRA has been created exclusively for the purpose of paying qualified higher education expenses.  Taxpayers can make non-deductible contributions up to $500 per year per beneficiary.  The $500 annual limit is in addition to the $2,000 annual contribution limit applicable to IRAs and Roth IRAs.  Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18.  Similar to the Roth

IRA, earnings would accumulate tax-free.  There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish

Education IRAs.  In addition, multiple Education IRAs can be created for the same beneficiaries, however, the contribution limit of all contributions for a single beneficiary cannot exceed $500 annually.



     This $500 annual contribution limit for Education IRAs is phased out ratably for single contributors with modified AGI between $95,000 and $110,000, and for couples filing jointly with modified AGI of between $150,000 and $160,000.  Individuals with modified AGI above the phase-out range are not allowed to make contributions to an Education

IRA established on behalf of any other individual.



     Distributions from an Education IRA are excludable from gross income to the extent that the distribution does not exceed qualified higher \

education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.



     Any balance remaining in an Education IRA at the time a

beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includible in gross income of the beneficiary and subject to an additional 10% penalty tax if the distribution is not for qualified higher educations expenses.  Tax-free

(and penalty-free) transfers and rollovers of account balances from one

Education IRA benefiting one beneficiary to another Education IRA benefiting a different beneficiary (as well as redesignations of the named beneficiary) is permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.



     A company or association may establish a Group IRA or Group Roth

IRA for employees or members who want to purchase shares of the Fund.



     Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2.

Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware

Management Trust Company within seven days after the receipt of the IRA

Disclosure Statement or within seven days after the establishment of the

IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked.

Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received.  Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess

contributions were made are subject to a 6% excise tax on the amount of excess.  Premature distributions (distributions made before age 59 1/2,

except for death, disability and certain other limited circumstances)

will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution.  For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent

Deferred Sales Charge - Class B Shares and Class C Shares.



     Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks.  In addition, effective January

1, 1998, the new law allows for premature distribution without a 10%

penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer,

taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse.  A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years.  The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.





Simplified Employee Pension Plan ("SEP/IRA")



     A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees.  Each of the Classes is available for investment by a SEP/IRA.





Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")



     Although new SAR/SEP plans may not be established after December

31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees.  An employer may elect to make additional contributions to such existing plans.





Prototype 401(k) Defined Contribution Plan



     Section 401(k) of the Code permits employers to establish

qualified plans based on salary deferral contributions.  Effective

January 1, 1997, non-governmental tax-exempt organizations may establish

401(k) plans.  Plan documents are available to enable employers to establish a plan.  An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only

Class A Shares and Class C Shares or certain other funds in the Delaware

Investments family.  Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to

Class A Shares as set forth in the table the Prospectus for the Fund

Classes.





Deferred Compensation Plan for Public Schools and Non-Profit

Organizations ("403(b)(7)")



     Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees.  A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement.  Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus for the Fund Classes.





Deferred Compensation Plan for State and Local Government Employees

("457")



     Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate.  This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon.  Such plans may invest in shares of the

Fund.  Although investors may use their own plan, there is available a

Delaware Investments 457 Deferred Compensation Plan.  Interested

investors should contact the Distributor or their investment dealers to obtain further information.  Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus for the

Fund Classes.





SIMPLE IRA



     A SIMPLE IRA combines many of the features of an IRA and a 401(k)

Plan but is easier to administer than a typical 401(k) Plan.  It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis.  A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.





SIMPLE 401(k)



     A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required.  Class B Shares are not available for purchase by such plans.







DETERMINING OFFERING PRICE AND NET ASSET VALUE





     Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund or its agent.  Orders for purchases of Class B Shares, Class C Shares and the Institutional

Classes are effected at the net asset value per share next calculated after receipt of the order by the Fund in which shares are being purchased or its agent.  See Distribution and Service under Investment

Management Agreement.  Selling dealers have the responsibility of transmitting orders promptly.



     The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges.  Offering price and net asset value are computed as of the close of regular trading on the

New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.  The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed:  New Year's Day, Martin Luther King,

Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence

Day, Labor Day, Thanksgiving and Christmas.  When the New York Stock

Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.



     An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in each Fund's financial statements which are incorporated by reference into this Part B.



     Each Fund's net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities and dividing by the number of shares outstanding.  Expenses and fees are accrued daily.  In determining a Fund's total net assets,

portfolio securities listed or traded on a national securities exchange,

except for bonds, are valued at the last sale price on the exchange upon which such securities are primarily traded.  For valuation purposes,

foreign currencies and foreign securities denominated in foreign currency values will be converted into U.S. dollars values at the mean between the bid and offered quotations of such currencies against U.S.

dollars based on rates in effect that day.  Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices.

Money market instruments having a maturity of less than 60 days are valued at amortized cost.  Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities.  Use of a pricing service has been approved by the Board of

Directors.  Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue,

trading characteristics and other market data.  If no quotations are available, all other securities and assets are valued at fair value as determined in good faith and in a method approved by the Board of

Directors.



     Each Class of a Fund will bear, pro-rata, all of the common expenses of that Fund.  The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class.  All income earned and expenses incurred by a Fund, will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in that

Fund represented by the value of shares of such Classes, except that

Institutional Classes will not incur any of the expenses under Equity

Funds I, Inc.'s 12b-1 Plans and Class A Shares, Class B Shares and Class

C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans.  Due to the specific distribution expenses and other costs that will be allocable to each Class, the net asset value of each

Class of a Fund will vary.



REDEMPTION AND EXCHANGE



     You can redeem or exchange your shares in a number of different ways.  The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-

advantaged funds, bond funds or money market funds.  This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature.  Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events.  See Taxes.  Further,

in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides.  You may want to consult your financial adviser or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction.  You may also call the Delaware Investments directly for fund information.



     Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC.  For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day.  See

Purchase Price and Effective Date under How to Buy Shares.  A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount.  In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of

Class A Shares and tender to the shareholder the requested amount,

assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner.  Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC.  Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.



     Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction.  For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds.  Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered.  You may request a redemption or an exchange by calling the

Shareholder Service Center at 800-523-1918.  Each Fund may suspend,

terminate, or amend the terms of the exchange privilege upon 60 days'

written notice to shareholders.



     In addition to redemption of Fund shares, the Distributor, acting as agent of the Funds, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders.  The redemption or repurchase price, which may be more or less than the shareholder's cost,

is the net asset value per share next determined after receipt of the request in good order by the respective Fund, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC.  This is computed and effective at the time the offering price and net asset value are determined.  See Determining Offering Price and Net Asset

Value.  The Funds and the Distributor end their business days at 5 p.m.,

Eastern time.  This offer is discretionary and may be completely withdrawn without further notice by the Distributor.



     Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day.  The selling dealer has the responsibility of transmitting orders to the Distributor promptly.  Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.



     Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Fund or certain other authorized persons (see Distribution and Service under Investment Management

Agreements); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications  described in the next paragraph.



     Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled.  Each Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date.  You can avoid this potential delay if you purchase shares by wiring Federal Funds.  Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.



     If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon.  Shareholders may be responsible for any losses to a Fund or to the Distributor.



     In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a

Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase.

In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.



     Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind.  Any portfolio securities paid or distributed in kind would be valued as described in

Determining Offering Price and Net Asset Value.  Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions.  However, Equity Funds I, Inc. has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.



     The value of a Fund's investments is subject to changing market prices.  Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.



     Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC.  See Contingent Deferred

Sales Charge for Certain Redemptions of Class A Shares Purchased at Net

Asset Value, below.  Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv)

1% if shares are redeemed during the sixth year following purchase.

Class C Shares are subject to a CDSC of 1% if shares are redeemed within

12 months following purchase.  See Contingent Deferred Sales Charge -

Class B Shares and Class C Shares under Purchasing Shares.  Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund

Classes, there is currently a $7.50 bank wiring cost, neither the Funds nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.



     Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware

Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares.  However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged.  In an exchange of Class B

Shares from a Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange.  For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares.  With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares.  Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B

Shares of a Fund for a longer period of time than if the investment in

New Shares were made directly.



Written Redemption

     You can write to each Fund at 1818 Market Street, Philadelphia, PA

19103 to redeem some or all of your shares.  The request must be signed by all owners of the account or your investment dealer of record.  For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner.  A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association

Medallion Program ("STAMP").  Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.  The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.



     Payment is normally mailed the next business day after receipt of your redemption request.  If your Class A Shares are in certificate form, the certificate(s) must accompany your request and also be in good order.  Certificates are issued for Class A Shares only if a shareholder submits a specific request.  Certificates are not issued for Class B

Shares or Class C Shares.



Written Exchange

     You may also write to each Fund (at 1818 Market Street,

Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.



Telephone Redemption and Exchange

     To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares

(without charge) for you.  If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.



     The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below,

are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account.  Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders.  It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.



     Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine.  With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not,

such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions.  Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.  By exchanging shares by telephone,

you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.



Telephone Redemption--Check to Your Address of Record

     The Telephone Redemption feature is a quick and easy method to redeem shares.  You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record.  Checks will be payable to the shareholder(s) of record.

Payment is normally mailed the next business day after receipt of the redemption request.  This service is only available to individual, joint and individual fiduciary-type accounts.



Telephone Redemption--Proceeds to Your Bank

     Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check.  You should authorize this service when you open your account.  If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed.  For your protection, your authorization must be on file.  If you request a wire, your funds will normally be sent the next business day.  If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal

Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account.  First Union National Bank's fee

(currently $7.50) will be deducted from Fund Class redemption proceeds.

If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account.  There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account.  Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.



Telephone Exchange

     The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change.  You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above.  As with the written exchange service,

telephone exchanges are subject to the requirements of each fund, as described above.  Telephone exchanges may be subject to limitations as to amounts or frequency.



     The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-

term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family.  Telephone exchanges may be subject to limitations as to amounts or frequency.  The

Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.



MoneyLine (SM) On Demand

     You or your investment dealer may request redemptions of Fund shares by phone using MoneyLine (SM) On Demand.  When you authorize a

Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account.  Your request will be processed the same day if you call prior to 4 p.m., Eastern time.  There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions.  See MoneyLine (SM) On

Demand under Investment Plans.



Right to Refuse Timing Accounts

     With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Funds will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments funds from Timing Firms.

A Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets.

Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.



Restrictions on Timed Exchanges

     Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Investments funds:  (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3)

Delaware Fund, (4) Limited-Term Government Fund, (5) USA Fund, (6)

Delaware Cash Reserve, (7) Delchester Fund and (8) Tax-Free Pennsylvania

Fund.  No other Delaware Investments funds are available for timed exchanges.  Assets redeemed or exchanged out of Timing Accounts in

Delaware Investments funds not listed above may not be reinvested back into that Timing Account.  Each Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).

     Each Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the

Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected.  A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets.

In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.



     Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.



Systematic Withdrawal Plans



     Shareholders of Class A Shares, Class B Shares and Class C Shares

who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more,

although the Funds do not recommend any specific amount of withdrawal.

This is particularly useful to shareholders living on fixed incomes,

since it can provide them with a stable supplemental amount.  This

$5,000 minimum does not apply for a Fund's prototype retirement plans.

Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.



     Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days.  Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value.  This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program.  To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market.  Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.



     The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes.  This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.

Premature withdrawals from retirement plans may have adverse tax consequences.



     Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder.

Purchases of Class A Shares through a periodic investment program in a fund managed by the Manager must be terminated before a Systematic

Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge.  Redemptions of Class A Shares pursuant to a Systematic

Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase.  The applicable CDSC for Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if, on the date that the Plan is established, the annual amount selected to be withdrawn is less than 12% of the account balance.  If the annual amount selected to be withdrawn exceeds 12% of the account balance on the date that the

Systematic Withdrawal Plan is established, all redemptions under the

Plan will be subject to the applicable CDSC.  Whether a waiver of the

CDSC is available or not, the first shares to be redeemed for each

Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions.  The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date.  See Waiver of Contingent Deferred Sales Charge -

Class B Shares and Class C Shares, below.



     An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form.  If the recipient of Systematic

Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed.  Each signature guarantee must be supplied by an eligible guarantor institution.  The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its

creditworthiness.  This plan may be terminated by the shareholder or the

Transfer Agent at any time by giving written notice.



     Systematic Withdrawal Plan payments are normally made by check.

In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the

MoneyLine (SM) Direct Deposit Service.  Your funds will normally be credited to your bank account up to four business days after the payment date.  There are no separate fees for this redemption method.  It may take up to four business days for the transactions to be completed.  You can initiate this service by completing an Account Services form.  If your name and address are not identical to the name and address on your

Fund account, you must have your signature guaranteed.  The Funds do not charge a fee for any this service; however, your bank may charge a fee.

This service is not available for retirement plans.



     The Systematic Withdrawal Plan is not available for Institutional

Classes.  Shareholders should consult with their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.



Contingent Deferred Sales Charge for Certain Redemptions of Class A

Shares Purchased at Net Asset Value

     For purchases of $1,000,000 or more made on or after July 1, 1998,

a Limited CDSC will be imposed on certain redemptions of Class A Shares

(or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission  described above.



     The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption.  For purposes of this formula, the "net asset value at the time of purchase"

will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware

Investments fund and, in the event of an exchange of Class A Shares, the

"net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.



     Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class

A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange.  The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period.  The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a

Fund or Class A Shares acquired in the exchange.



     In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time.

The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.  All investments made during a calendar month,

regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.



Waiver of Limited Contingent Deferred Sales Charge - Class A Shares

     The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances:  (i)

redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii)

distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as

amended (the "Code"), or due to death of a participant in such a plan;

(iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or

401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred

Compensation Plan due to death, disability, or attainment of age 59 1/2,

and IRA distributions qualifying under Section 72(t) of the Internal

Revenue Code; (v) returns of excess contributions to an IRA; (vi)

distributions by other employee benefit plans to pay benefits; (vii)

distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; and (viii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value,

regardless of the size of the purchase (see Buying Class A Shares at Net

Asset Value under Purchasing Shares).



Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C

Shares

     The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions:  (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457

Deferred Compensation Plan; (iii) periodic distributions from an IRA,

SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation

Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue

Code; and (iv) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform

Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.



     The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE

IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan,

Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii)

periodic distributions from a 403(b)(7) or 457 Deferred Compensation

Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase

Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2,

and IRA distributions qualifying under Section 72(t) of the Internal

Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred

Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution

Plan, under hardship provisions of the plan; (v) distributions from a

403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money

Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the

Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code)

of all registered owners occurring after the purchase of the shares being redeemed.



     In addition, the CDSC will be waived on Class B Shares and Class C

Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed

12% of the value of the account on the date that the Systematic

Withdrawal Plan was established or modified.



DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS



     Each Fund will normally make payments from net investment income on a quarterly basis.  Any payments from net realized securities profits will be made during the first quarter of the next fiscal year.



     Each Class of shares of each Fund will share proportionately in the investment income and expenses of that Fund, except that Class A

Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.



     Dividends are automatically reinvested in additional shares at the net asset value of the ex-dividend date unless, in the case of shareholders in the Fund Classes, an election to receive dividends in

cash has been made.   If you elect to take your dividends and

distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine (SM) Direct Deposit

Service and have such payments transferred from your Fund account to your predesignated bank account.  See Systematic Withdrawal Plans above.

Dividend payments of $1.00 or less will be automatically reinvested,

notwithstanding a shareholder's election to receive dividends in cash.

If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.  Any check in payment of dividends or other distributions which cannot be delivered by the United States Post

Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest.

Each Fund may deduct from a shareholder's account the costs of that

Fund's effort to locate a shareholder if a shareholder's mail is returned by the Post Office or such Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address.  These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.



TAXES



     It is the policy of each Fund to pay out substantially all net investment income and net realized gains to relieve it of federal income tax liability on that portion of its income paid to shareholders under the Code.  Each Fund has met these requirements in previous years and intends to meet them this year.  Each Fund is treated as a separate tax entity, and any capital gains and losses for each Fund are calculated separately.



     Distributions representing net investment income or short-term capital gains are taxable as ordinary income to shareholders.  The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares.  A portion of these distributions may be eligible for the dividends-

received deduction for corporations.  For the fiscal year ended October

31, 1998,    __% and __% of dividends paid from net investment income of

Delaware Fund and Devon Fund, respectively, were eligible for this deduction.  The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice to that Fund's shareholders,

and cannot exceed the gross amount of dividends received by such Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of that Fund if such Fund was a regular corporation.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.





     Distributions may also be subject to state and local taxes;

shareholders are advised to consult with their tax advisers in this regard.



     Prior to purchasing shares, you should carefully consider the impact of dividends or realized securities profits distributions which have been declared but not paid.  Any such dividends or realized securities profits paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of such shares by the amount of the dividends or realized securities profits distributions.  All or a portion of such dividends or realized securities profits distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates.

The purchase of shares just prior to the ex-dividend date has an adverse effect for income tax purposes.



     The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes.  See Automatic Conversion of Class B Shares under

Classes of Shares.



     Net long-term gain from the sale of securities when realized and distributed (actually or constructively) is taxable as capital gain, and these gains are currently taxed at long-term capital gain rates.  If the net asset value of shares were reduced below a shareholder's cost by distribution of gain realized on sale of securities, such distribution would be a return of investment though taxable as stated above.  The portfolio securities of Delaware Fund and Devon Fund had a net unrealized appreciation for tax purposes of $________ and $______

respectively, as of October 31, 1998.



     Under the Taxpayer Relief Act of 1997 (the "1997 Act"), as revised by the 1998 Act, a Fund is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories of holding periods:



"Mid-term capital gains" or "28 percent rate gain": securities sold by the Fund after July 28, 1997 that were held more than one year but not more than 18 months.  These gains will be taxable to individual investors at a maximum rate of 28%.



"1997 Act long-term capital gains" or "20 percent rate gain":

securities sold by the Fund between May 7, 1997 and July 28, 1997 that were held for more than 12 months, and securities sold by the Fund after

July 28, 1997 that were held for more than 18 months.  As revised by the

1998 Act, this rate applies to securities held for more than 12 months for tax years beginning after December 31, 1997.  These gains will be taxable to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.



"Qualified 5-year gains": For individuals in the 15% bracket, qualified

5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000.  For individuals who are subject to tax at higher rate brackets, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years.  Taxpayers subject to tax at a higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares (any loss is disallowed) in order to qualify such shares as qualified 5-year property as though purchased after December 31, 2000.  These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the 5 year holding period.



     Shareholders will be notified annually by Equity Funds I, Inc. as to the federal income tax status of dividends and distributions paid by a Fund.



     Each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code.  As such, a

Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies certain other requirements relating to the sources of its income and diversification of its assets.



     In order to qualify as a regulated investment company for federal income tax purposes, the Funds must meet certain specific requirements,

including:



     (i)     A Fund must maintain a diversified portfolio of securities,

wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of a

Fund's total assets, and, with respect to 50% of a Fund's total assets,

no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of a Fund's total assets;



     (ii)     A Fund must derive at least 90% of its gross income from

dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock and securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies;



     (iii)     A Fund must distribute to its shareholders at least 90%

of its net investment income and net tax- exempt income for each of its fiscal years, and



     (iv)     A Fund must realize less than 30% of its gross income for

each fiscal year from gains from the sale of securities and certain other assets that have been held by a Fund for less than three months

("short-short income").  The Taxpayer Relief Act of 1997 (the "1997

Act") repealed the 30% short-short income test for tax years of regulated investment companies beginning after August 5, 1997; however,

this rule may have continuing effect in some states for purposes of classifying a Fund as a regulated investment company.



     The Code requires a Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12 month period ending October 31 (in addition to amounts from the prior year that were neither distributed nor taxed to a Fund) to you by December 31 of each year in order to avoid federal excise taxes.  Each Fund intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.



     The straddle rules of Section 1092 may apply.  Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle.

Excess losses, if any, can be recognized in the year of loss.  Deferred losses will be carried forward and recognized in the year that unrealized losses exceed unrealized gains.



     The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions."

Under these rules, a Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments.  A Fund will generally be treated as making a constructive sale when it:  1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property.  Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published.  There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.



     Investment in Foreign Currencies and Foreign Securities--The Funds

are authorized to invest certain limited amounts in foreign securities.

Such investments, if made, will have the following additional tax consequences to each Fund:



     Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time a Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss.  Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss.  These gains or losses,

referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by a Fund.



     If a Fund's Section 988 losses exceed a Fund's other net

investment company taxable income during a taxable year, a Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions of federal income tax purposes, rather than as an ordinary dividend or capital gain distribution.  If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.



     The 1997 Act generally requires that foreign income be translated into U.S. dollars at the average exchange rate for the tax year in which the transactions are conducted.  Certain exceptions apply to taxes paid more than two years after the taxable year to which they relate.  This new law may require a Fund to track and record adjustments to foreign taxes paid on foreign securities in which it invests.  Under a Fund's current reporting procedure, foreign security transactions are recorded generally at the time of each transaction using the foreign currency spot rate available for the date of each transaction.  Under the new law, a Fund will be required to record a fiscal year end (and at calendar year end for excise tax purposes) an adjustment that reflects the difference between the spot rates recorded for each transaction and the year-end average exchange rate for all of a Fund's foreign securities transactions.  There is a possibility that the mutual fund industry will be given relief from this new provision, in which case no year-end adjustments will be required.



     The Funds may be subject to foreign withholding taxes on income from certain of its foreign securities.  If more than 50% of the total assets of a Fund at the end of its fiscal year are invested in securities of foreign corporations, a Fund may elect to pass-through to you your pro rata share of foreign taxes paid by a Fund.  If this election is made, you will be: (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by a Fund); and (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code.  You will be informed by a Fund at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by a Fund).  If a Fund elects to pass-through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return.

If a Fund invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata shares of foreign taxes paid by a Fund.  In this case,

these taxes will be taken as a deduction by a Fund, and the income reported to you will be the net amount after these deductions.  The 1997

Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by a Fund.  These provisions will allow investors who pay foreign taxes of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from a Fund to the investor) to claim a tax credit against their U.S. federal income tax for the amount of foreign taxes paid by a Fund.  This process will allow you, if you qualify, to bypass the burdensome and detailed reporting requirements on the foreign tax credit schedule (Form 1116) and report your foreign taxes paid directly on page 2 of Form 1040.  You should note that this simplified procedure will not be available until calendar year 1998.



     Investment in Passive Foreign Investment Company securities--The

Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies

("PFICs").  In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75%

or more of its gross income is investment-type income.  If a Fund receives an "excess distribution" with respect to PFIC stock, that Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by a Fund to you.  In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares.  A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years.  In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by a Fund.  Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions.  Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distribution might have been classified as capital gain.  This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.



     A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares.  Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis,

regardless of whether distributions are received from the PFIC during such period.  If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.  In addition, the 1997 Act provides for another election that would involve marking-to-market a Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code),

with the result that unrealized gains would be treated as though they were realized.  A Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year.  This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security.  If a

Fund were to make this second PFIC election, tax at that Fund's level under the PFIC rules would generally be eliminated.



     The application of the PFIC rules may affect, among other things,

the amount of tax payable by a Fund (if any), the amounts distributable to you by a Fund, the time at which these distributions must be made,

and whether these distributions will be classified as ordinary income or capital gain distributions to you.



     You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Fund acquires shares in that corporation.  While a Fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above,

there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.



     Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed.  Similarly, you should be aware that any foreign exchange losses realized by a Fund,

including any losses realized on the sale of foreign debt securities,

are generally treated as ordinary losses for federal income tax purposes.  This treatment could increase or reduce a Fund's income available for distribution to you, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital.



INVESTMENT MANAGEMENT AGREEMENTS



     The Manager, located at One Commerce Square, Philadelphia, PA

19103, furnishes investment management services to each Fund, subject to the supervision and direction of Equity Funds I, Inc.'s Board of

Directors.



     The Manager and its predecessors have been managing the funds in the Delaware Investments family since 1938. On October 31, 1998, the

Manager and its affiliates within Delaware Investments, including

Delaware International Advisers Ltd., were managing in the aggregate more than $00 billion in assets in the various institutional or separately managed (approximately $___________) and investment company

(approximately $____________) accounts.



     Each Fund's Investment Management Agreement is dated April 3, 1995 and was approved by shareholders on March 29, 1995.  Each Agreement has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund to which the Agreement relates, and only if the terms of and the renewal thereof have been approved by the vote of a majority of the directors of Equity Funds I,

Inc. who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  Each Agreement is terminable without penalty on 60 days'

notice by the directors of Equity Funds I, Inc. or by the Manager.  Each

Agreement will terminate automatically in the event of its assignment.



     The annual compensation paid by each Fund for investment

management services is equal to:  for Delaware Fund, 0.60% on the first

$100 million of average daily net assets of the Fund, 0.525% on the next

$150 million, 0.50% on the next $250 million and 0.475% on the average daily net assets in excess of $500 million, less the Fund's

proportionate share of all directors' fees paid to the unaffiliated directors by Delaware Fund; and, for Devon Fund, 0.60% on the first $500 million of average daily net assets and 0.50% on the average daily net assets in excess of $500 million.



     On October 31, 1998, the total net assets of Delaware Fund were

$_________ and the total net assets of Devon Fund were $________.  Under the general supervision of the Board of Directors, the Manager makes all investment decisions which are implemented by each Fund.  The Manager pays the salaries of all directors, officers and employees who are

affiliated with both the Manager and Equity Funds I, Inc.   The

investment management fees paid by Delaware Fund for the fiscal years ended October 31, 1996, 1997 and 1998 were $3,164,486, $3,492,255 and

$________, respectively.  Investment management fees incurred by Devon

Fund for the fiscal years ended October 31, 1996, 1997 and 1998 and were

$103,041, $310,229 $________, respectively.  However, no fees were paid by Devon Fund during these years as a result of the waiver described below.



     Except for those expenses borne by the Manager under the

Investment Management Agreements and the Distributor under the

Distribution Agreements, each Fund is responsible for all of its own expenses.  Among others, these include the Funds' proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs;

custodian expenses; federal and state securities registration fees;

proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.



     Beginning January 1, 1998, the Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by

Devon Fund and to pay the Fund to the extent necessary to ensure that the Total Operating Expenses of this Fund do not exceed 1.00% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and

12b-1 expenses).  This waiver and expense limitation will extend through

___________.  From commencement of the Fund's operations through

December 31, 1997, the Manager voluntarily waived that portion, if any,

of the annual management fees payable by the Fund and paid the Fund's expenses to the extent necessary to ensure that Total Operating Expenses of the Fund (excluding 12b-1 expenses) did not exceed 0.95%.



Distribution and Service



     The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818

Market Street, Philadelphia, PA 19103, serves as the national distributor of each Fund's shares under separate Distribution Agreements dated April 3, 1995, as amended on November 29, 1995.  The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by each Fund on behalf of Class A

Shares, Class B Shares and Class C Shares under their respective 12b-1

Plans.  The Distributor is an indirect, wholly owned subsidiaries of

Delaware Management Holdings, Inc.



     The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA

19103, serves as each Funds' shareholder servicing, dividend disbursing and transfer agent of Delaware Fund shares pursuant to a Shareholders

Services Agreement dated June 29, 1988 and of Devon Fund shares pursuant to a Shareholders Services Agreement dated December 29, 1993.  The

Transfer Agent also provides accounting services to the Funds pursuant to the terms of a separate Fund Accounting Agreement.  The Transfer

Agent is also an indirect, wholly owned subsidiary of Delaware

Management Holdings, Inc.



     The directors annually review fees paid to the Distributor and the

Transfer Agent.



     Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent.

Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Fund.  For purposes of pricing, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order.  Investors may be charged a fee when effecting transactions through a broker or agent.





OFFICERS AND DIRECTORS



     The business and affairs of Equity Funds I, Inc. are managed under the direction of its Board of Directors.



     Certain officers and directors of Equity Funds I, Inc. hold identical positions in each of the other funds in Delaware Investments.

As of  November 30, 1998, Equity Funds I, Inc.'s officers and directors owned less than 1% of the outstanding shares of Delaware Fund A Class,

Delaware Fund B Class, Delaware Fund C Class and Delaware Fund

Institutional Class.  As of the same date, the Fund's officers and directors held less than 1% of the outstanding shares of Devon Fund A

Class, Devon Fund B Class, Devon Fund C Class and Devon Fund

Institutional Class.



     As of November 30, 1998, management believes the following accounts held 5% or more of the outstanding shares of Class A Shares,

Class B Shares, Class C Shares and the Institutional Class of each Fund:



Class                Name and Address of Account Share Amount Percentage



Delaware Fund B Class Merrill Lynch, Pierce,

                      Fenner & Smith, Inc.

                      For the Sole Benefit of its

                      Customers

                      Attention: Fund

                      Administration

                      4800 Deer Lake Drive East,

                      3rd Floor

                      Jacksonville, FL  32246



Delaware Fund C Class Merrill Lynch, Pierce,

                      Fenner & Smith, Inc.

                      For the Sole Benefit of

                      its Customers

                      Attention:  Fund

                      Administration

                      4800 Deer Lake Drive East,

                      3rd Floor

                      Jacksonville, FL  32246



                      Donaldson Lufkin Jenrette

                      Securities Corporation, Inc.

                      P.O. Box 2052

                      Jersey City, NJ  07303



(1) Equity Funds I, Inc. believes that these shares are held of record for the benefit of others



Class                Name and Address of Account Share Amount Percentage



Delaware Fund         Price Waterhouse LLP Savings

Institutional Class   Plan

                      1410 North Westshore Boulevard

                      P.O. Box 30004

                      Tampa, FL  33630



                      Federated Life Insurance

                      Company

                      Separate Sub-Account A

                      Attention:  Tom Koch

                      P.O Box 328

                      Owatonna, MN  55060



                      South Trust Bank of Alabama

                      Trust Thompson Tractor

                      Attention:  Angela McNac

                      P.O. Box 830804

                      Birmingham, AL  35283



                      Meg & Co.

                      c/o US National Bank Trust Dept.

                      P.O. Box 520

                      Johnstown, PA  15907



Devon Fund B Class    Merrill Lynch, Inc.

                      Mutual Fund Operations

                      Attention:  Book Entry

                      4800 Deer Lake Drive East,

                      3rd Floor

                      Jacksonville, FL  32246



Devon Fund C Class    Donaldson Lufkin Jenrette

                      Securities Corporation, Inc.

                      P.O. Box 2052

                      Jersey City, NJ  07303



                      Merrill Lynch, Pierce, Fenner &

                      Smith, Inc.

                      For the Sole Benefit of its

                      Customers

                      Attention:  Fund Administration

                      4800 Deer Lake Drive East,

                      3rd Floor

                      Jacksonville, FL  32246



Devon Fund            Delaware Management Company

Institutional Class   Employee Profit Sharing Trust

                      c/o Rick Seidel

                      1818 Market Street

                      Philadelphia, PA  19103



(1) Equity Funds I, Inc. believes that these shares are held of record for the benefit of others.





Class                Name and Address of Account Share Amount Percentage



                      WCSEL PC Pension Plan

                      2200 Clarendon Boulevard

                      13th Floor

                      Arlington, VA  22201



                      ISTCO

                      One South Church Road

                      P.O. Box 523

                      Belleville, IL 62222



(1) Equity Funds I, Inc. believes that these shares are held of record for the benefit of others.



(2) Shares held of record by Delaware Management Company Employee

    Profit Sharing Trust are held for the benefit of others.



    DMH Corp., Delvoy, Inc., Delaware Management Business Trust,

Delaware Management Company (a series of Delaware Management Business

Trust), Delaware Management Company, Inc., Delaware Investment Advisers

(a series of Delaware Management Business Trust), Delaware Distributors,

L.P., Delaware Distributors, Inc., Delaware Service Company, Inc.,

Delaware Management Trust Company, Delaware International Holdings Ltd.,

Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware

Capital Management, Inc. and Retirement Financial Services, Inc.  are

direct or indirect, wholly owned subsidiaries of Delaware Management

Holdings, Inc. ("DMH").  On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln

National") was completed.  DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln

National.  Lincoln National, with headquarters in Fort Wayne, Indiana,

is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.



     Directors and principal officers of Equity Funds I, Inc. are noted

below along with their ages and their business experience for the past five years.  Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.





*Wayne A. Stork (61)



Chairman and Director and/or Trustee of Equity Funds I, Inc. and

33 other investment companies in the Delaware Investments

family and Delaware Capital Management, Inc.



Chairman, President, Chief Executive Officer and Director of DMH Corp.,

Delaware Distributors, Inc. and Founders Holdings, Inc.



Chairman, President, Chief Executive Officer, Chief Investment Officer

and Director/Trustee of Delaware Management Company, Inc. and Delaware

Management Business Trust



Chairman, President, Chief Executive Officer and Chief Investment

Officer of Delaware Management  Company (a series of Delaware Management

Business Trust)



Chairman, Chief Executive Officer and Chief Investment Officer of

Delaware Investment Advisers (a series of Delaware Management Business

Trust)



Chairman, Chief Executive Officer and Director of Delaware International

Advisers Ltd., Delaware International Holdings Ltd. and Delaware

Management Holdings, Inc.



President and Chief Executive Officer of Delvoy, Inc.



Chairman of Delaware Distributors, L.P.



Director of Delaware Service Company, Inc. and Retirement Financial

Services, Inc.



During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.





* Jeffrey J. Nick (45)



President, Chief Executive Officer and Director and/or Trustee of Equity

Funds I, Inc. and 33 other  investment companies in the Delaware

Investments family



President and Director of Delaware Management Holdings, Inc.



President, Chief Executive Officer and Director of Lincoln National

Investment Companies, Inc.



President of Lincoln Funds Corporation



Director of Delaware International Advisers Ltd.



From 1992 to 1996, Mr. Nick was Managing Director of Lincoln National

UK plc and from 1989 to 1992, he was Senior Vice President responsible for corporate planning and development for Lincoln National Corporation.





Richard G. Unruh, Jr. (58)



Executive Vice President of Equity Funds I, Inc. and 33 other investment companies in the Delaware Investments family, Delaware Management

Holdings, Inc., Delaware Management Company (a series of Delaware

Management Business Trust) and Delaware Capital Management, Inc.



President of Delaware Investment Advisers (a series of Delaware

Management Business Trust)



Executive Vice President and Director/Trustee of Delaware Management

Company, Inc. and Delaware Management Business Trust





Director of Delaware International Advisers Ltd.

During the past five years, Mr. Unruh has served in various

executive capacities at different times within the Delaware organization.

______________________



* Director affiliated with the Fund's investment manager and considered an "interested person" as defined in the 1940 Act.





Paul E. Suckow (51)



Executive Vice President/Chief Investment Officer, Fixed Income of

Equity Funds I, Inc. and 33 other investment companies in the Delaware

Investments family, Delaware Management Company, Inc., Delaware

Management Company (a series of Delaware Management Business Trust),

Delaware Investment Advisers (a series of Delaware Management Business

Trust) and Delaware Management Holdings, Inc.



Executive Vice President and Director of Founders Holdings, Inc.



Executive Vice President of Delaware Capital Management, Inc. and

Delaware Management Business Trust



Director of Founders CBO Corporation



Director of HYPPCO Finance Company Ltd.



Before returning to Delaware Investments in 1993, Mr. Suckow was

Executive Vice President and Director of Fixed Income for Oppenheimer

Management Corporation, New York, NY from 1985 to 1992.  Prior to that,

Mr. Suckow was a fixed-income portfolio manager for Delaware Investments.





David K. Downes (58)



Executive Vice President, Chief Operating Officer, Chief Financial

Officer of Equity Funds I, Inc. and 33 other investment companies in the

Delaware Investments family, Delaware Management Holdings, Inc, Founders

CBO Corporation, Delaware Capital Management, Inc., Delaware Management

Company (a series of Delaware Management Business Trust), Delaware

Investment Advisers (a series of Delaware Management Business Trust) and

Delaware Distributors, L.P.



Executive Vice President, Chief Financial Officer, Chief

Administrative Officer and Trustee of Delaware Management Business Trust



Executive Vice President, Chief Operating Officer, Chief Financial

Officer and Director of Delaware Management Company, Inc., DMH Corp.,

Delaware Distributors, Inc., Founders Holdings, Inc. and Delvoy, Inc.



President, Chief Executive Officer, Chief Financial Officer and

Director of Delaware Service Company, Inc.



President, Chief Operating Officer, Chief Financial Officer and

Director of Delaware International Holdings Ltd.



Chairman, Chief Executive Officer and Director of Delaware Management

Trust Company and Retirement Financial Services, Inc.



Director of Delaware International Advisers Ltd.



Vice President of Lincoln Funds Corporation



During the past five years, Mr. Downes has served in various executive capacities at different times within the Delaware organization.





Walter P. Babich (70)



Director and/or Trustee of Equity Funds I, Inc. and 33 other investment companies in the Delaware Investment family



460 North Gulph Road, King of Prussia, PA 19406



Board Chairman, Citadel Constructors, Inc.



From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.





John H. Durham (61)



Director and/or Trustee of Equity Funds I, Inc. and 18 other investment companies in the Delaware Investments family



Partner, Complete Care Services

120 Gibraltar Road, Horsham, PA 19044



Mr. Durham served as Chairman of the Board of each fund in the Delaware

Investments family from 1986 to 1991; President of each fund from 1977 to 1990; and Chief Executive Officer of each fund from 1984 to 1990.

Prior to 1992, with respect to Delaware Management Holdings, Inc.,

Delaware Management Company, Delaware Distributors, Inc. and Delaware

Service Company, Inc., Mr. Durham served as a director and in various executive capacities at different times.





Anthony D. Knerr (59)



Director and/or Trustee of Equity Funds I, Inc. and 33 other investment companies in the Delaware Investments family



500 Fifth Avenue, New York, NY  10110



Founder and Managing Director, Anthony Knerr & Associates



From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and

Treasurer of Columbia University, New York.  From 1987 to 1989, he was

also a lecturer in English at the University.  In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990.

Mr. Knerr founded The Publishing Group, Inc. in 1988.



Ann R. Leven (57)



Director and/or Trustee of Equity Funds I, Inc. and 33 other investment companies in the Delaware Investments family



785 Park Avenue, New York, NY  10021



Treasurer, National Gallery of Art



From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of

the Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct Professor of Columbia Business School.





W. Thacher Longstreth (77)



Director and/or Trustee of Equity Funds I, Inc. and 33 other investment companies in the Delaware Investments family



City Hall, Philadelphia, PA  19107



Philadelphia City Councilman





Thomas F. Madison (62)



Director and/or Trustee of Equity Funds I, Inc. and 33 other investment companies in the Delaware Investments family



200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402



President and Chief Executive Officer, MLM Partners, Inc.



Mr. Madison has also been Chairman of the Board of Communications

Holdings, Inc. since 1996.



From February to September 1994, Mr. Madison served as Vice Chairman--

Office of the CEO of The Minnesota Mutual Life Insurance Company and

from 1988 to 1993, he was President of U.S. WEST Communications--

Markets.





Charles E. Peck (72)



Director and/or Trustee of Equity Funds I, Inc. and 33 other investment companies in the Delaware Investments family



P.O. Box 1102, Columbia, MD  21044


Retired.
Secretary/Treasurer, Enterprise Homes, Inc.



From 1981 to 1990, Mr. Peck was Chairman and Chief Executive

Officer of The Ryland Group, Inc., Columbia, MD.





George M. Chamberlain, Jr. (51)



Senior Vice President, Secretary and General Counsel of Equity

Funds I, Inc. and 33 other investment companies in the Delaware

Investments

family.



Senior Vice President and Secretary of  Delaware Distributors, L.P.,

Delaware Management Company (a series of Delaware Management Business

Trust), Delaware Investment Advisers (a series of Delaware Management

Business Trust) and Delaware Management Holdings, Inc.



Senior Vice President, Secretary and Director/Trustee of DMH Corp.,

Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware

Service Company, Inc., Founders Holdings, Inc., Retirement Financial

Services, Inc. , Delaware Capital Management, Inc., Delvoy, Inc. and

Delaware Management Business Trust



Executive Vice President, Secretary and Director of Delaware Management

Trust Company



Senior Vice President and Director of Delaware International Holdings

Ltd.



Director of Delaware International Advisers Ltd.



Secretary of Lincoln Funds Corporation



Attorney.



During the past five years, Mr. Chamberlain has served in various executive capacities at different times within the Delaware

organization.





Joseph H. Hastings (48)



Senior Vice President/Corporate Controller of Equity Funds I, Inc.

and 33 other investment companies in the Delaware Investments family and

Founders Holdings, Inc.



Senior Vice President/Corporate Controller and Treasurer of Delaware

Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc.,

Delaware Management Company (a series of Delaware Management Business

Trust), Delaware Distributors, L.P., Delaware Distributors, Inc.,

Delaware Service Company, Inc., Delaware Capital Management, Inc.,

Delaware International Holdings Ltd., Delvoy, Inc. and Delaware

Management Business Trust



Chief Financial Officer/Treasurer of Retirement Financial

Services, Inc.



Executive Vice President/Chief Financial Officer/Treasurer of Delaware

Management Trust Company



Senior Vice President/Assistant Treasurer of Founders CBO Corporation



Treasurer of Lincoln Funds Corporation



During the past five years, Mr. Hastings has served in various executive capacities at different times within the Delaware organization.





Michael P. Bishof (36)



Senior Vice President/Treasurer of Equity Funds I, Inc. and 33 other investment companies in the Delaware Investments family and Founders

Holdings, Inc.



Senior Vice President/Investment Accounting of Delaware Management

Company, Inc., Delaware Management Company (a series of Delaware

Management Business Trust) and Delaware Service Company, Inc.



Senior Vice President and Treasurer/Manager of Investment Accounting of

Delaware Distributors, L.P. and Delaware Investment Advisers (a series of Delaware Management Business Trust)



Senior Vice President and Manager of Investment Accounting of Delaware

International Holdings Ltd.



Senior Vice President and Assistant Treasurer of Founders CBO

Corporation



Before joining Delaware Investments in 1995, Mr. Bishof was a Vice

President for Bankers Trust, New York, NY from 1994 to 1995, a Vice

President for CS First Boston Investment Management, New York, NY from

1993 to 1994 and an Assistant Vice President for Equitable Capital

Management Corporation, New York, NY from 1987 to 1993.





George H. Burwell (37)



Vice President/Senior Portfolio Manager of Equity Funds I, Inc., seven other investment companies in the Delaware Investments family and

Delaware Management Company, Inc.



Before joining Delaware Investments in 1992, Mr. Burwell was a portfolio manager for Midlantic Bank, New Jersey.  In addition, he was a security analyst for Balis & Zorn, New York and for First Fidelity Bank, New

Jersey.





Gary A. Reed (44)



Vice President/Senior Portfolio Manager of Equity Funds I, Inc., nine other investment companies in the Delaware Investments family, Delaware

Management Company, Inc. and Delaware Capital Management, Inc.



During the past five years, Mr. Reed has served in such capacities within the Delaware organization.







     The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from the Fund and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a director or trustee for the fiscal year ended October 31, 1998 and an estimate of annual benefits to be received upon retirement under the

Delaware Group Retirement Plan for Directors/Trustees as of October 31,

1998.  Only the independent directors of the Fund receive compensation from the Fund.



                                 Pension or

                                 Retirement

                                  Benefits                     Total

                                  Accrued     Estimated    Compensation

                   Aggregate     as Part of    Annual          from

                  Compensation     Equity     Benefits       Delaware

                   from Equity  Funds I, Inc.   Upon        Investments

Name              Funds I, Inc.   Expenses   Retirement(1)  Companies(2)



John H. Durham(3)    $0,000          None      $31,000       $00,000

W. Thacher

Longstreth           $0,000          None      $38,500       $00,000

Ann R. Leven         $0,000          None      $38,500       $00,000

Walter P. Babich     $0,000          None      $38,500       $00,000

Anthony D. Knerr     $0,000          None      $38,500       $00,000

Charles E. Peck      $0,000          None      $38,500       $00,000

Thomas F. Madison    $0,000          None      $38,500       $00,000



(1) Under the terms of the Delaware Group Retirement Plan for

    Directors/Trustees, each disinterested director/trustee who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the

    Delaware Investments family for which he or she serves as a director or trustee for a period equal to the lesser of the number of years that such person served as a director or trustee or the remainder of such person's life.  The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors/trustees of each investment company at the time of such person's retirement.  If an eligible director/trustee retired as of

    October 31, 1998  he or she would be entitled to annual payments totaling the amount noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she served as director or trustee, based on the number of investment companies in the Delaware Investments family as of that date.



(2) Each independent director/trustee (other than John H. Durham)

    currently receives a total annual retainer fee of $38,500 for serving as a director or trustee for all 34 investment companies in

    Delaware Investments, plus $3,145 for each Board Meeting attended.

    John H. Durham currently receives a total annual retainer fee of

    $31,000 for serving as a director or for 19 investment companies in

    Delaware Investments, plus $1,757.50 for each Board Meeting attended.  Ann R. Leven, Walter P. Babich, Anthony D. Knerr and

    Thomas F. Madison serve on the Fund's audit committee; Ms. Leven is the chairperson.  Members of the audit committee currently receive additional annual compensation of $5,000 from all investment companies, in the aggregate, with the exception of the chairperson,

    who receives $6,000.



(3) John H. Durham joined the Board of Directors of the Fund and 18 other investment companies in Delaware Investments on April 16,

    1998.





GENERAL INFORMATION





     Equity Funds I, Inc. is an open-end management investment company.

Each Funds' portfolio of assets is diversified as defined by the 1940

Act.  Equity Funds I, Inc. was first organized as a Delaware corporation in 1937 and subsequently reorganized as a Maryland corporation on March

4, 1983.



      The Manager is the investment manager of the Funds.  The Manager also provides investment management services to certain of the other funds in the Delaware Investments family.  An affiliate of the Manager also manages private investment accounts.  While investment decisions of the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds.



     The Manager also manages the investment options for Delaware

Medallion [SM] III Variable Annuity.  Medallion is issued by Allmerica

Financial Life Insurance and Annuity Company (First Allmerica Financial

Life Insurance Company in New York and Hawaii).  Delaware Medallion

offers various investment series ranging from domestic equity funds,

international equity and bond funds and domestic fixed income funds.

Each investment series available through Medallion utilizes an investment strategy and discipline the same as or similar to one of the

Delaware Investments mutual funds available outside the annuity.  See

Delaware Group Premium Fund, Inc. in Appendix B.



     Access persons and advisory persons of the Delaware Investments family of funds, as those terms are defined in SEC Rule 17j-1 under the

1940 Act, who provide services to the Manager, Delaware International

Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-

1 and the following general restrictions and procedures:  (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities; (4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the

Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.



     The Distributor acts as national distributor for each Fund and for the other mutual funds in the Delaware Investments family.  The

Distributor received net commissions from each Fund on behalf of Class A

Shares, after reallowances to dealers, as follows:





                       Delaware Fund

                       Class A Shares



                  Total

     Fiscal     Amount of        Amounts            Net

      Year     Underwriting     Reallowed       Commission

     Ended     Commissions     to Dealers     to Distributor



    10/31/98           $              $                $

    10/31/97     558,308        464,226           94,082

    10/31/96     393,463        329,065          $64,398









                        Devon Fund



                     Class A Shares



                    Total

      Fiscal      Amount of      Amounts            Net

       Year      Underwriting   Reallowed       Commission

      Ended      Commissions   to Dealers     to Distributor





     10/31/98          $              $                $

     10/31/97    531,475        440,937           90,538



     10/31/96    104,547         87,806           16,741





     The Distributor received in the aggregate Limited CDSC payments with respect to Class A Shares of each Fund as follows:





                         Limited CDSC Payments



     Fiscal Year

       Ended      Delaware Fund A Class       Devon Fund A Class





     10/31/98                 $                        $

     10/31/97            85,849                      -0-



     10/31/96               ---                      ---





     The Distributor received in the aggregate CDSC payments with respect to Class B Shares of each Fund as follows:





                     CDSC Payments



     Fiscal Year

       Ended     Delaware Fund B Class     Devon Fund B Class





     10/31/98               $                        $

     10/31/97          32,664                   10,367



     10/31/96          13,943                      512



     The Distributor received CDSC payments with respect to Class C

Shares of each Fund as follows:



                    CDSC Payments



    Fiscal Year

      Ended       Delaware Fund C Class      Devon Fund C Class





     10/31/98               $                        $

     10/31/97           2,595                      669



     10/31/96*            127                       98



*Date of initial public offering was November 29, 1995.





     The Transfer Agent, an affiliate of the Manager, acts as

shareholder servicing, dividend disbursing and transfer agent for each

Fund and for the other mutual funds in the Delaware Investments family.

The Transfer Agent is paid a fee by each Fund for providing these services consisting of an annual per account charge of $5.50 plus transaction charges for particular services according to a schedule.

Compensation is fixed each year and approved by the Board of Directors,

including a majority of the disinterested directors.  The Transfer Agent also provides accounting services to each Fund.  Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and the related accounting services.  For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services.  Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion.  The fees are charged to each fund, including each Fund, on an aggregate pro-rata basis.  The asset-based fee payable to the Transfer

Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.



     The Manager and its affiliates own the name "Delaware Group."

Under certain circumstances, including the termination of  Equity Funds

I, Inc.'s advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Equity Funds I, Inc. to delete the words "Delaware Group" from

Equity Funds I, Inc.'s name.



     The Chase Manhattan Bank ("Chase"), 4 Chase Metrotech Center,

Brooklyn, NY 11245 is custodian of each Fund's securities and cash.  As custodian for a Fund, Chase maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and

collects and receives income and other payments and distributions on account of the Fund's portfolio securities.



Capitalization

     Equity Funds I, Inc. has a present authorized capitalization of five hundred million shares of capital stock with a $1 par value per share.  Each Fund currently offers four classes of shares. The Board of

Directors has allocated one hundred million shares to Delaware Fund A

Class, twenty-five million shares to Delaware Fund B Class, twenty-five million shares to Delaware Fund C Class, fifty million shares to

Delaware Fund Institutional Class, fifty million shares to Devon Fund A

Class, twenty-five million shares to Devon Fund B Class, twenty-five million to Devon Fund C Class, and twenty-five million shares to Devon

Fund Institutional Class.



     Each Class of each Fund represents a proportionate interest in the assets of that Fund, and each has the same voting and other rights and preferences as the other classes except that shares of an Institutional

Class may not vote on any matter affecting the Fund Classes' Plans under

Rule 12b-1.  Similarly, as a general matter, shareholders of Class A

Shares, Class B Shares and Class C Shares of each Fund may vote only on matters affecting the 12b-1 Plan that relates to the class of shares they hold.  However, Class B Shares of each Fund may vote on any proposal to increase materially the fees to be paid by a Fund under the

Rule 12b-1 Plan relating to Class A Shares.  General expenses of a Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Rule 12b-1 Plans of that Fund's Class

A, Class B and Class C Shares will be allocated solely to those classes.

While shares of Equity Funds I, Inc. have equal voting rights on matters affecting both Funds, each Fund would vote separately on any matter which it is directly affected by, such as any change in its own investment objective and policy or action to dissolve the Fund and as otherwise prescribed by the 1940 Act.  Shares of each Fund have a priority in that Fund's assets, and in gains on and income from the portfolio of that Fund.



     Prior to November 9, 1992, Equity Funds I, Inc. offered only one series, now known as Delaware Fund and one class of shares, Delaware

Fund A Class.  Beginning November 9, 1992, Delaware Fund began offering

Delaware Fund Institutional Class.  Beginning December 29, 1993, Equity

Funds I, Inc. offered Devon Fund which offered Devon Fund A Class and

Devon Fund Institutional Class.  Class B Shares for each Fund were not offered prior to September 6, 1994, and beginning as of November 29,

1995, each Fund began offering Class C Shares.



     Effective as of the close of business December 27, 1996, the name of Delaware Group Delaware Fund, Inc. was changed to Delaware Group

Equity Funds I, Inc.  Also effective as of the close of business

December 27, 1996, the name of Common Stock series was changed to

Delaware Fund series.



     Prior to September 6, 1994, Delaware Fund A Class was known as

Delaware Fund class and Delaware Fund Institutional Class was known as

Delaware Fund (Institutional) class, and, prior to the same date,

Dividend Growth Fund A Class was known as Dividend Growth Fund class and the Dividend Growth Fund Institutional Class was known as Dividend

Growth Fund (Institutional) class.  Effective as of the close of business on August 28, 1995, the name Dividend Growth Fund was changed to Devon Fund and the names of Dividend Growth Fund A Class, Dividend

Growth Fund B Class and Dividend Growth Fund Institutional Class were changed to Devon Fund A Class, Devon Fund B Class and Devon Fund

Institutional Class, respectively.



     All shares have no preemptive rights, are fully transferable and,

when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.



Noncumulative Voting

     Equity Funds I, Inc. shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Equity Funds I,

Inc. voting for the election of directors can elect all the directors if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any directors.



     This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.





APPENDIX A--DESCRIPTION OF RATINGS



Commercial Paper

     Excerpts from S&P's description of its two highest commercial paper ratings:  A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.



     Excerpts from Moody's description of its two highest commercial paper ratings:  P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.



Bonds

     Excerpts from Moody's description of its bond ratings:  Aaa--

judged to be the best quality.  They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--

possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class; B--

generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



     Excerpts from S&P's description of its bond ratings:  AAA--highest grade obligations.  They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--

regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and CC the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C-

-reserved for income bonds on which no interest is being paid; D- -in default, and payment of interest and/or repayment of principal is in arrears.



APPENDIX B--INVESTMENT OBJECTIVES OF THE OTHER FUNDS IN THE DELAWARE

INVESTMENTS FAMILY



     Following is a summary of the investment objectives of the other funds in the Delaware Investments family:



     Trend Fund seeks long-term growth by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential.



     Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.



     DelCap Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.



     Decatur Income Fund seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal.

Decatur Total Return Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.  Blue Chip Fund seeks to achieve long-term capital appreciation.  Current income is a secondary objective.  It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities.  Social Awareness Fund seeks to achieve long-term capital appreciation.  It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.



     Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper.  Strategic Income

Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets:

high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities.  High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income.

Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds.  Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds



     U.S. Government Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S.

government, its agencies or instrumentalities.



     Limited-Term Government Fund seeks high, stable income by

investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.



     Delaware Cash Reserve seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.



     REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective.  It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.



     Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.



     Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers.  Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due.  Tax-

Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.



     Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain

Pennsylvania state and local taxes, consistent with the preservation of capital.  Tax- Free New Jersey Fund seeks a high level of current interest income exempt from federal income tax and New Jersey state and local taxes, consistent with preservation of capital.  Tax-Free Ohio

Fund seeks a high level of current interest income exempt from federal income tax and Ohio state and local taxes, consistent with preservation of capital.



     Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds").

Foundation Funds Income Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities,

including fixed income and domestic equity Underlying Funds.  Foundation

Funds Balanced Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income

Underlying Funds.  Foundation Funds Growth Portfolio seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds.



     International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income.  Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation.  Global Equity Fund seeks to achieve long-term total return by investing in global securities that provide the potential for capital appreciation and income.  Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.



       U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields,

strong balance sheets and high expected earnings growth rates relative to their industry.  Overseas Equity Fund seeks to maximize total return

(capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities.  New Pacific

Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.



     Delaware Group Premium Fund, Inc. offers 16 funds available exclusively as funding vehicles for certain insurance company separate

accounts.   Decatur Total Return Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Delchester Series seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. government securities and commercial paper.  Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.  Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments.  DelCap

Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth.  Delaware Series seeks a balance of capital appreciation, income and preservation of capital.  It uses a dividend-

oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth.  International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income.  Small Cap Value Series seeks capital appreciation by investing primarily in small-cap common stocks whose market values appear low relative to their underlying value or future earnings and growth potential.  Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market.  Trend Series seeks long-term capital appreciation by investing primarily in small- cap common stocks and convertible securities of emerging and other growth-oriented companies.  These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth.  Income is not an objective.  Global Bond Series seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also

provide the potential for capital appreciation.   Strategic Income

Series seeks high current income and total return by using a multi-

sector investment approach, investing primarily in three sectors of the fixed-income securities markets:  high-yield, higher risk securities;

investment grade fixed-income securities; and foreign government and other foreign fixed-income securities.  Devon Series seeks current income and capital appreciation by investing primarily in income-

producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time.  Emerging Markets Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.

Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income

by investing primarily in convertible securities.   Social Awareness

Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria"

strategy.  REIT Series seeks to achieve maximum long-term total return,

with capital appreciation as a secondary objective, by investing in securities of companies primarily engaged in the real estate industry.



     Delaware-Voyageur US Government Securities Fund seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the

U.S. Treasury, and repurchase agreements fully secured by such obligations.



     Delaware-Voyageur Tax-Free Arizona Insured  Fund seeks to provide a high level of current income exempt from federal income tax and the

Arizona personal income tax, consistent with the preservation of capital.  Delaware-Voyageur Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the

Minnesota personal income tax, consistent with the preservation of capital.



     Delaware-Voyageur Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital.  The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.



     Delaware-Voyageur Tax-Free California Insured Fund seeks  to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital.  Delaware-Voyageur Tax-Free Florida Insured  Fund seeks to provide a high level of current income exempt from federal income tax,

consistent with the preservation of capital.  The Fund will seek to select investments that will enable its shares to be exempt from the

Florida intangible personal property tax.  Delaware-Voyageur Tax-Free

Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.  The

Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax.  Delaware-

Voyageur Tax-Free Kansas Fund seeks to provide a high level of current income exempt from federal income tax, the Kansas personal income tax and the Kansas intangible personal property tax, consistent with the preservation of capital.  Delaware-Voyageur Tax-Free Missouri Insured

Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital.  Delaware-Voyageur Tax-Free New Mexico Fund seeks to provide a high level of current income exempt from federal income tax and the New Mexico personal income tax, consistent with the preservation of capital.  Delaware-Voyageur Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.  Delaware-Voyageur Tax-Free Utah Fund seeks to provide a high level of current income exempt from federal income tax,

consistent with the preservation of capital.  Delaware-Voyageur Tax-Free

Washington Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.



     Delaware-Voyageur Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital.

Delaware-Voyageur Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital.

Delaware-Voyageur Tax-Free Iowa Fund seeks to provide a high level of current income exempt from federal income tax and the Iowa personal income tax, consistent with the preservation of capital.  Delaware-

Voyageur Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax,

consistent with the preservation of capital.  Delaware-Voyageur

Minnesota High Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations.  National High Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax,

primarily through investment in medium and lower grade municipal obligations.  Delaware-Voyageur Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York,

consistent with the preservation of capital.  Delaware-Voyageur Tax-Free

Wisconsin Fund seeks to provide a high level of current income exempt from federal income tax and the Wisconsin personal income tax,

consistent with the preservation of capital.



     Delaware-Voyageur Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.



     Aggressive Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth.  Although the

Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments.  Growth Stock Fund has an objective of long-term capital appreciation.  The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries.  Tax-Efficient Equity Fund seeks to obtain for taxable investors a high total return on an after-tax basis.  The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.



     Delaware-Voyageur Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

Delaware-Voyageur Tax-Free North Dakota Fund seeks to provide a high level of current income exempt from federal income tax and the North

Dakota personal income tax, consistent with the preservation of capital.



     For more complete information about any of the funds in the

Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor.  Read it carefully before you invest or forward funds.



     Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).



FINANCIAL STATEMENTS





     Ernst & Young LLP serves as the independent auditors for Equity

Funds I, Inc. and, in its capacity as such, audits the annual financial statements of each of the Funds.  The Funds' Statements of Net Assets,

Statements of Assets and Liabilities, Statements of Operations,

Statements of Changes in Net Assets, Financial Highlights, and Notes to

Financial Statements, as well as the reports of Ernst & Young LLP,

independent auditors, for the fiscal year ended October 31, 1998, are included in the Funds' Annual Reports to shareholders.  The financial statements, the notes relating thereto, the financial highlights and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.



     Delaware Investments includes funds with a wide range of

investment objectives.  Stock funds, income funds, national and state-

specific tax-exempt funds, money market funds, global and international funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals.  For more information, shareholders of the Fund Classes should contact their financial adviser or call Delaware Investments at 800-523-1918 and shareholders of the Institutional Classes should contact Delaware

Investments at 800-510-4015.









INVESTMENT MANAGER



Delaware Management Company



One Commerce Square

Philadelphia, PA 19103

NATIONAL DISTRIBUTOR

Delaware Distributors, L.P.

1818 Market Street

Philadelphia, PA 19103



SHAREHOLDER SERVICING,

DIVIDEND DISBURSING,

ACCOUNTING SERVICES

AND TRANSFER AGENT

Delaware Service Company, Inc.

1818 Market Street

Philadelphia, PA 19103



LEGAL COUNSEL

Stradley, Ronon, Stevens & Young, LLP

One Commerce Square

Philadelphia, PA 19103



INDEPENDENT AUDITORS

Ernst & Young LLP

Two Commerce Square

Philadelphia, PA 19103



CUSTODIAN

The Chase Manhattan Bank

4 Chase Metrotech Center

Brooklyn, NY 11245





DELAWARE FUND



A CLASS

B CLASS

C CLASS

INSTITUTIONAL CLASS





DEVON FUND



A CLASS

B CLASS

C CLASS

INSTITUTIONAL CLASS





CLASSES OF DELAWARE GROUP

EQUITY FUNDS I, INC.







PART B



STATEMENT OF

ADDITIONAL INFORMATION





DECEMBER 30, 1998





     DELAWARE

     INVESTMENTS





                                 PART C

                           Other Information

Item 23.  Exhibits

     (a)  Articles of Incorporation.

          (1) Articles of Incorporation, as amended and supplemented to date, incorporated into this filing by reference to Post-Effective Amendment No. 102 filed November 22, 1995.

          (2) Executed Articles Supplementary (November 28, 1995) incorporated into this filing by reference to Post-Effective Amendment No. 103 filed December 29, 1995.

          (3) Executed Articles of Amendment (December 1996) incorporated into this filing by reference to Post-Effective Amendment No. 105 filed December 23, 1997.

     (b) By-Laws. By-Laws, as amended to date, incorporated into this filing by reference to Post- Effective Amendment
          No. 102 filed November 22, 1995.

     (c)  Instruments Defining the Rights of Security Holders.

          (1) Articles of Incorporation, Articles of Amendment and Articles Supplementary.

                (i) Article Second of Articles Supplementary
                    (September 6, 1994), Article Fifth of Articles Supplementary (November 30, 1993), Article Second of Articles Supplementary (May 22, 1992), Article Fifth of Articles of Incorporation (March 4, 1983) and Article Eleventh of Articles of Amendment
                    (May 2, 1985) incorporated into this filing by reference to Post-Effective Amendment No. 102 filed November 22, 1995.

               (ii) Executed Articles Third and Fourth of Articles
                    Supplementary (November 28, 1995) incorporated into this filing by reference to Post-Effective Amendment No. 103 filed December 29, 1995.

          (2) By-Laws.  Article II, Article III, as amended, and
              Article XIII, which was subsequently redesignated as
              Article XIV, incorporated into this filing by reference to Post-Effective Amendment No. 102 filed
              November 22, 1995.

     (d)  Investment Management Agreements.

          (1) Investment Management Agreement (April 3, 1995) between Delaware Management Company, Inc. and the Registrant on behalf of Delaware Fund incorporated into this filing by reference to Post-Effective Amendment No. 102 filed November 22, 1995.

          (2) Investment Management Agreement (April 3, 1995) between Delaware Management Company, Inc. and the Registrant on behalf of Devon Fund incorporated into this filing by reference to Post-Effective Amendment No. 102 filed November 22, 1995.

     (e)  (1) Distribution Agreements.

                (i) Executed Distribution Agreement (April 3, 1995)
                    between Delaware Distributors, L.P. and the Registrant on behalf of Delaware Fund incorporated into this filing by reference to Post-Effective Amendment No. 103 filed December 29, 1995.

               (ii) Executed Distribution Agreement (April 3, 1995)
                    between Delaware Distributors, L.P. and the Registrant on behalf of Devon Fund incorporated into this filing by reference to Post-Effective Amendment No. 103 filed December 29, 1995.

              (iii) Executed Amendment No. 1 to Distribution Agreement
                    (November 29, 1995) between Delaware Distributors, L.P. and the Registrant on behalf of Delaware Fund incorporated into this filing by reference to Post-Effective Amendment No. 103 filed
                    December 29, 1995.

               (iv) Executed Amendment No. 1 to Distribution Agreement
                    (November 29, 1995) between Delaware Distributors, L.P. and the Registrant on behalf of Devon Fund incorporated into this filing by reference to Post-Effective Amendment No. 103 filed
                    December 29, 1995.

          (2) Administration and Service Agreement. Form of
              Administration and Service Agreement (as amended
              November 1995) (Module) incorporated into this filing by reference to Post-Effective Amendment No. 102 filed November 22, 1995.

          (3) Dealer's Agreement.  Dealer's Agreement (as amended
              November 1995) (Module) incorporated into this filing by reference to Post-Effective Amendment No. 102 filed November 22, 1995.

          (4) Mutual Fund Agreement for the Delaware Group of Funds (November 1995) (Module) incorporated into this filing by reference to Post-Effective Amendment No. 103 filed December 29, 1995.

     (f)  Bonus, Profit Sharing, Pension Contracts.

          (1) Amended and Restated Profit Sharing Plan
              (November 17, 1994) incorporated into this filing by reference to Post-Effective Amendment No. 102 filed
              November 22, 1995.

          (2) Amendment to Profit Sharing Plan (December 21, 1995) (Module) incorporated into this filing by reference to Post-Effective Amendment No. 104 filed December 24, 1996.

     (g)  Custodian Agreements.

          (1) Executed Custodian Agreement (May 1, 1996) between The Chase Manhattan Bank and the Registrant on behalf of Delaware Fund and Devon Fund (Module) incorporated into this filing by reference to Post-Effective Amendment No. 104 filed December 24, 1996.

                (i) Amendment (November 1997) to Custodian Agreement
                    between The Chase Manhattan Bank and the Registrant on behalf of Delaware Fund and Devon Fund incorporated into this filing by reference to Post-Effective Amendment No. 105 filed
                    December 23, 1997.

          (2) Form of Securities Lending Agreement between The Chase Manhattan Bank and the Registrant on behalf of Delaware Fund and Devon Fund incorporated into this filing by reference to Post-Effective Amendment No. 104 filed December 24, 1996.

     (h)  Other Material Contracts.

          (1) Executed Shareholders Services Agreement (June 29,
              1988) between Delaware Service Company, Inc. and the Registrant on behalf of Delaware Fund incorporated into this filing by reference to Post-Effective Amendment No. 104 filed December 24, 1996.

                (i) Amended Schedule A (January 1, 1997) to Shareholders
                    Services Agreement between Delaware Service Company, Inc. and the Registrant on behalf of Delaware Fund incorporated into this filing by reference to Post-Effective Amendment No. 105 filed
                    December 23, 1997.

               (ii) Amended Schedule A (July 1, 1997) to Shareholders
                    Services Agreement between Delaware Service Company, Inc. and the Registrant on behalf of Delaware Fund incorporated into this filing by reference to Post-Effective Amendment No. 105 filed
                    December 23, 1997.

              (iii) Amended Schedule A (October 14, 1997) to Shareholders
                    Services Agreement between Delaware Service Company, Inc. and the Registrant on behalf of Delaware Fund incorporated into this filing by reference to Post-Effective Amendment No. 105 filed
                    December 23, 1997.

          (2) Executed Shareholders Services Agreement
              (December 29, 1993) between Delaware Service Company, Inc. and the Registrant on behalf of Devon Fund incorporated into this filing by reference to Post-Effective Amendment No. 104 filed December 24, 1996.

                (i) Amended Schedule A (January 1, 1997) to Shareholders
                    Services Agreement between Delaware Service Company, Inc. and the Registrant on behalf of Devon Fund incorporated into this filing by reference to Post-Effective Amendment No. 105 filed
                    December 23, 1997.

               (ii) Amended Schedule A (July 1, 1997) to Shareholders
                    Services Agreement between Delaware Service Company, Inc. and the Registrant on behalf of Devon Fund incorporated into this filing by reference to Post-Effective Amendment No. 105 filed
                    December 23, 1997.

              (iii) Amended Schedule A (October 14, 1997) to Shareholders
                    Services Agreement between Delaware Service Company, Inc. and the Registrant on behalf of Devon Fund incorporated into this filing by reference to Post-Effective Amendment No. 105 filed
                    December 23, 1997.

          (3) Executed Delaware Group of Funds Fund Accounting Agreement (August 19, 1996) between Delaware Service Company, Inc. and the Registrant on behalf of Delaware Fund and Devon Fund incorporated into this filing by reference to Post-Effective Amendment No. 104 filed December 24, 1996.

                (i) Executed Amendment No. 7 (October 14, 1997) to
                    Delaware Group of Funds Fund Accounting Agreement included as Exhibit.

               (ii) Executed Amendment No. 8 (December 18, 1997) to
                    Delaware Group of Funds Fund Accounting Agreement included as Exhibit.

              (iii) Executed Amendment No. 9 (March 31, 1998) to
                    Delaware Group of Funds Fund Accounting Agreement included as Exhibit.

     (i)  Legal Opinion. To be filed by Post-Effective Amendment.

     (j)  Consent of Auditors. To be filed by Post-Effective Amendment.

     (k)  Inapplicable.

     (l)  Inapplicable.

     (m)  Plans under Rule 12b-1.

          (1) Executed Plan under Rule 12b-1 (November 29, 1995) for Delaware Fund A Class incorporated into this filing by reference to Post-Effective Amendment No. 103 filed
              December 29, 1995.

          (2) Executed Plan under Rule 12b-1 (November 29, 1995) for Delaware Fund B Class incorporated into this filing by reference to Post-Effective Amendment No. 103 filed
              December 29, 1995.

          (3) Executed Plan under Rule 12b-1 (November 29, 1995) for Delaware Fund C Class incorporated into this filing by reference to Post-Effective Amendment No. 103 filed
              December 29, 1995.

          (4) Executed Plan under Rule 12b-1 (November 29, 1995) for Devon Fund A Class incorporated into this filing by reference to Post-Effective Amendment No. 103 filed
              December 29, 1995.

          (5) Executed Plan under Rule 12b-1 (November 29, 1995) for Devon Fund B Class incorporated into this filing by reference to Post-Effective Amendment No. 103 filed
              December 29, 1995.

          (6) Executed Plan under Rule 12b-1 (November 29, 1995) for Devon Fund C Class incorporated into this filing by reference to Post-Effective Amendment No. 103 filed
              December 29, 1995.

     (n)  Financial Data Schedules. To be filed by Post-Effective
          Amendment.

     (o)  Plan under Rule 18f-3.

          (1) Plan under Rule 18f-3 (September 18, 1997) incorporated into this filing by reference to Post-Effective Amendment No. 105 filed December 23, 1997.

          (2) Amended Appendix A to Plan under Rule 18f-3 incorporated into this filing by reference to Post-Effective Amendment No. 105 filed December 23, 1997.

     (p)  Other: Directors' Power of Attorney.

          (1) Power of Attorney (December 18, 1997) attached as Exhibit.

          (2) Power of Attorney for John H. Durham attached as Exhibit.

Item 24.  Persons Controlled by or under Common Control with
          Registrant.  None.

Item 25. Indemnification. Incorporated into this filing by reference to Post-Effective Amendment No. 78 filed October 26, 1983 and Post-Effective Amendment No. 102 filed November 22, 1995.

Item 26.  Business and Other Connections of Investment Adviser.

     Delaware Management Company, a series of Delaware Management Business Trust, (the "Manager") serves as investment manager to the Registrant and also serves as investment manager or sub-adviser to certain of the other funds in the Delaware Investments family (Delaware Group Equity Funds II, Inc., Delaware Group Equity Funds III, Inc., Delaware Group Equity Funds IV, Inc., Delaware Group Equity Funds V, Inc., Delaware Group Government Fund, Inc., Delaware Group Income Funds, Inc., Delaware Group Limited-Term Government Funds, Inc., Delaware Group Tax-Free Fund, Inc., Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Money Fund, Inc., Delaware Group Premium Fund, Inc., Delaware Group Global & International Funds, Inc., Delaware Pooled Trust, Inc., Delaware Group Adviser Funds, Inc., Delaware Group Dividend and Income Fund, Inc., Delaware Group Global Dividend and Income Fund, Inc., Delaware Group Foundation Funds, Inc., Voyageur Intermediate Tax Free Funds, Inc., Voyageur Tax Free Funds, Inc., Voyageur Funds, Inc., Voyageur Insured Funds, Inc., Voyageur Investment Trust, Voyageur Investment Trust II, Voyageur Mutual Funds, Inc., Voyageur Mutual Funds II, Inc., Voyageur Mutual Funds III, Inc., Voyageur Arizona Municipal Income Fund, Inc., Voyageur Colorado Insured Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, Voyageur Minnesota Municipal Fund, Inc., Voyageur Minnesota Municipal Fund II, Inc. and Voyageur Minnesota Municipal Fund III, Inc.). In addition, certain officers of the Manager also serve as directors/trustees of the other funds in the Delaware Investments family, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's indirect parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 29 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

     The following persons serving as directors or officers of the Manager have held the following positions during the past two years:

Name and Principal   Positions and Offices with the Manager and its
Business Address *   Affiliates and Other Positions and Offices Held

Wayne A. Stork       Chairman of the Board, President, Chief Executive
                     Officer and Chief Investment Officer of Delaware
                     Management Company (a series of Delaware Management
                     Business Trust); Chairman of the Board, President,
                     Chief Executive Officer, Chief Investment Officer and Director/Trustee of Delaware Management Company,
                     Inc. and Delaware Management Business Trust;
                     Chairman of the Board, President, Chief Executive
                     Officer and Director of DMH Corp.,  Delaware
                     Distributors, Inc. and Founders Holdings, Inc.;
                     Chairman, Chief Executive Officer and Chief
                     Investment Officer of Delaware Investment Advisers
                     (a series of Delaware Management Business Trust);
                     Chairman, Chief Executive Officer and Director of
                     Delaware International Holdings Ltd. and Delaware
                     International Advisers Ltd.; Chairman of the Board and Director of the Registrant, each of the other funds in the Delaware Investments family, Delaware
                     Management Holdings, Inc., and Delaware Capital
                     Management, Inc.; Chairman of Delaware Distributors,
                     L.P.;  President and Chief Executive Officer of
                     Delvoy, Inc.; and Director and/or Trustee of
                     Delaware Service Company, Inc. and Retirement
                     Financial Services, Inc.

Richard G.
Unruh, Jr.           Executive Vice President of the Registrant, each
                     of the other funds in the Delaware Investments family, Delaware Management Holdings, Inc.,
                     Delaware Capital Management, Inc. and Delaware
                     Management Company (a series of Delaware
                     Management Business Trust); Executive Vice
                     President and Director/Trustee of Delaware
                     Management Company, Inc. and Delaware Management
                     Business Trust; President of Delaware Investment
                     Advisers (a series of Delaware Management Business
                     Trust); and Director of Delaware International
                     Advisers Ltd.

                     Board of Directors, Chairman of Finance Committee, Keystone Insurance Company since 1989, 2040 Market Street, Philadelphia, PA; Board of Directors, of Finance Committee, AAA Mid Atlantic, Inc. since 1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Metron, Inc. since 1995, 11911 Freedom Drive, Reston, VA

*  Business address of each is 1818 Market Street, Philadelphia,
   PA 19103

Name and Principal   Positions and Offices with the Manager and its
Business Address *   Affiliates and Other Positions and Offices Held

Paul E. Suckow       Executive Vice President/Chief Investment
                     Officer, Fixed Income of Delaware Management
                     Company, Inc., Delaware Management Company
                     (a series of Delaware Management Business Trust),
                     Delaware Investment Advisers (a series of Delaware
                     Management Business Trust), the Registrant, each of the other funds in the Delaware Investments family and Delaware Management Holdings, Inc.;
                     Executive Vice President and Director of Founders
                     Holdings, Inc.; Executive Vice President of
                     Delaware Capital Management, Inc. and Delaware
                     Management Business Trust; and Director of Founders
                     CBO Corporation

                     Director, HYPPCO Finance Company Ltd.

David K. Downes      Executive Vice President, Chief Operating Officer
                     and Chief Financial Officer of the Registrant and each of the other funds in the Delaware Investments family, Delaware Management Holdings, Inc.,
                     Founders CBO Corporation, Delaware Capital
                     Management, Inc., Delaware Management Company
                     (a series of Delaware Management Business Trust),
                     Delaware Investment Advisers (a series of Delaware
                     Management Business Trust) and Delaware Distributors,
                     L.P.;  Executive Vice President, Chief Operating
                     Officer, Chief Financial Officer and Director of Delaware Management Company, Inc., DMH Corp,
                     Delaware Distributors, Inc., Founders Holdings,
                     Inc. and Delvoy, Inc.; Executive Vice President,
                     Chief Financial Officer, Chief Administrative
                     Officer and Trustee of Delaware Management
                     Business Trust; President, Chief Executive Officer,
                     Chief Financial Officer and Director of Delaware
                     Service Company, Inc.; President, Chief Operating
                     Officer, Chief Financial Officer and Director of
                     Delaware International Holdings Ltd.; Chairman,
                     Chief Executive Officer and Director of Retirement
                     Financial Services, Inc.; Chairman and Director of Delaware Management Trust Company; Director of Delaware International Advisers Ltd.; and Vice
                     President of Lincoln Funds Corporation

                     Chief Executive Officer and Director of Forewarn, Inc. since 1993, 8 Clayton Place, Newtown Square, PA

*  Business address of each is 1818 Market Street, Philadelphia,
   PA 19103.

Name and Principal   Positions and Offices with the Manager and its
Business Address *   Affiliates and Other Positions and Offices Held

Richard J. Flannery  Executive Vice President and General Counsel of
                     Delaware Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Distributors, L.P., Delaware Management Trust Company, Delaware Capital Management, Inc., Delaware Service Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Founders CBO Corporation and Retirement Financial Services, Inc.; Executive Vice President/ General Counsel and Director of Delaware International Holdings Ltd., Founders Holdings, Inc. and Delvoy, Inc.; Senior Vice President of the Registrant and each of the other funds in the Delaware Investments family; Director of Delaware International Advisers Ltd.

                     Director, HYPPCO Finance Company Ltd.

                     Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverton, PA; Director and Member of Executive Committee of Stonewall Links, Inc. since 1991, Bulltown Rd., Elverton, PA

George M.            Senior Vice President, Secretary and Director/
Chamberlain, Jr.     Trustee of Delaware Management Company, Inc.,
                     DMH Corp., Delaware Distributors, Inc., Delaware
                     Service Company, Inc., Founders Holdings, Inc.,
                     Delaware Capital Management, Inc., Retirement
                     Financial Services, Inc., Delvoy, Inc.
                     and Delaware Management Business Trust; Senior
                     Vice President, Secretary and General Counsel of the Registrant and each of the other funds in the Delaware Investments family; Senior Vice
                     President and Secretary of Delaware Distributors,
                     L.P., Delaware Management Company (a series of
                     Delaware Management Business Trust), Delaware
                     Investment Advisers (a series of Delaware
                     Management Business Trust) and Delaware
                     Management Holdings, Inc.; Senior Vice President and Director of Delaware International Holdings
                     Ltd.; Executive Vice President, Secretary and
                     Director of Delaware Management Trust Company;
                     and Director of Delaware International Advisers Ltd.

*  Business address of each is 1818 Market Street, Philadelphia,
   PA 19103

Name and Principal   Positions and Offices with the Manager and its
Business Address *   Affiliates and Other Positions and Offices Held

Michael P. Bishof    Senior Vice President/Investment Accounting
                     of Delaware Management Company, Inc., Delaware
                     Management Company (a series of Delaware
                     Management Business Trust) and Delaware Service
                     Company, Inc.; Senior Vice President and Treasurer of the Registrant, each of the other funds in the Delaware Investments family and Founders Holdings,
                     Inc.; Senior Vice President and Treasurer/ Manager,
                     Investment Accounting of Delaware Distributors,
                     L.P. and Delaware Investment Advisers (a series of Delaware Management Business Trust); Assistant
                     Treasurer of Founders CBO Corporation; and Senior
                     Vice President and Manager of Investment Accounting of Delaware International Holdings Ltd.

Joseph H. Hastings   Senior Vice President/Corporate Controller and
                     Treasurer of Delaware Management Holdings, Inc.,
                     DMH Corp., Delaware Management Company, Inc.,
                     Delaware Distributors, Inc., Delaware Capital
                     Management, Inc., Delaware Distributors, L.P.,
                     Delaware Service Company, Inc., Delaware
                     International Holdings Ltd., Delaware Management
                     Company (a series of Delaware Management Business
                     Trust), Delvoy, Inc. and Delaware Management
                     Business Trust;  Senior Vice President/Corporate
                     Controller of the Registrant, each of the other funds in the Delaware Investments family and Founders Holdings, Inc.; Executive Vice President,
                     Chief Financial Officer and Treasurer of Delaware
                     Management Trust Company; Chief Financial Officer and Treasurer of Retirement Financial Services,
                     Inc.; Senior Vice President/Assistant Treasurer of Founders CBO Corporation

*  Business Address of each is 1818 Market Street, Philadelphia, PA 19103

Name and Principal   Positions and Offices with the Manager and its
Business Address *   Affiliates and Other Positions and Offices Held

Michael T. Taggart   Senior Vice President/Facilities Management and
                     Administrative Services of Delaware Management
                     Company, Inc. and Delaware Management Company
                     (a series of Delaware Management Business Trust)

Douglas L. Anderson  Senior Vice President/Operations of Delaware
                     Management Company, Inc., Delaware Management Company (a series of Delaware Management
                     Business Trust), Delaware Investment and
                     Retirement Services, Inc. and Delaware Service Company, Inc.; Senior Vice President/Operations and Director of Delaware Management Trust Company

James L. Shields     Senior Vice President/Chief Information Officer of
                     Delaware Management Company, Inc., Delaware
                     Management Company (a series of Delaware Management
                     Business Trust), Delaware Service Company, Inc.
                     and Retirement Financial Services, Inc.

Eric E. Miller       Vice President, Assistant Secretary and Deputy
                     General Counsel of the Registrant and each of the other funds in the Delaware Investments family, Delaware Management Company, Inc.,
                     Delaware Management Company (a series of
                     Delaware Management Business Trust), Delaware
                     Investment Advisers (a series of Delaware
                     Management Business Trust), Delaware Management
                     Holdings, Inc., DMH Corp., Delaware Distributors,
                     L.P., Delaware Distributors Inc., Delaware Service
                     Company, Inc., Delaware Management Trust Company,
                     Founders Holdings, Inc., Delaware Capital Management,
                     Inc. and Retirement Financial Services, Inc.;
                     Assistant Secretary of Delaware Management Business
                     Trust; and Vice President and Assistant Secretary of Delvoy, Inc.

*  Business address of each is 1818 Market Street, Philadelphia,
   PA 19103

Name and Principal   Positions and Offices with the Manager and its
Business Address *   Affiliates and Other Positions and Offices Held

Richelle S. Maestro  Vice President and Assistant Secretary of the
                     Registrant, each of the other funds in the Delaware Investments family, Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Holdings, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., DMH Corp., Delaware Management Trust Company, Delaware Capital Management, Inc., Retirement Financial Services, Inc., Founders Holdings, Inc. and Delvoy, Inc.; Vice President and Secretary of Delaware International Holdings Ltd.; and Secretary of Founders CBO Corporation

                     Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane, Philadelphia, PA

Richard Salus1       Vice President/Assistant Controller of Delaware
                     Management Company, Inc., Delaware Management
                     Company (a series of Delaware Management Business
                     Trust) and Delaware Management Trust Company

Bruce A. Ulmer       Vice President/Director of LNC Internal Audit of
                     the Registrant, each of the other funds in the Delaware Investments family, Delaware Management
                     Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust),
                     Delaware Management Holdings, Inc., DMH Corp.,
                     Delaware Management Trust Company and Retirement
                     Financial Services, Inc.; Vice President/Director of Internal Audit of Delvoy, Inc.

Joel A. Ettinger2    Vice President/Director of Taxation of the
                     Registrant, each of the other funds in the Delaware Investments family, Delaware Management
                     Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust) and
                     Delaware Management Holdings, Inc.

Christopher Adams    Vice President/Business Manager, Equity Department
                     of Delaware Management Company, Inc., Delaware
                     Management Company (a series of Delaware Management
                     Business Trust) and Delaware Service Company, Inc.

Susan L. Hanson      Vice President/Strategic Planning of Delaware
                     Management Company, Inc., Delaware Management
                     Company (a series of Delaware Management Business
                     Trust) and Delaware Service Company, Inc.

Dennis J. Mara3      Vice President/Acquisitions of Delaware Management
                     Company, Inc. and Delaware Management Company (a series of Delaware Management Business Trust)

Name and Principal   Positions and Offices with the Manager and its
Business Address *   Affiliates and Other Positions and Offices Held

Scott Metzger        Vice President/Business Development of Delaware
                     Management Company, Inc., Delaware Management
                     Company (a series of Delaware Management Business
                     Trust) and Delaware Service Company, Inc.

Lisa O. Brinkley     Vice President/Compliance of the Registrant,
                     Delaware Management Company, Inc., each of the other funds in the Delaware Investments family, Delaware Management Company (a series of Delaware
                     Management Business Trust), DMH Corp., Delaware
                     Distributors, L.P., Delaware Distributors, Inc.,
                     Delaware Service Company, Inc., Delaware
                     Management Trust Company, Delaware Capital
                     Management, Inc. and Retirement Financial Services,
                     Inc.; Vice President/Compliance Officer of Delaware
                     Management Business Trust; and Vice President of
                     Delvoy, Inc.

Mary Ellen Carrozza  Vice President/Client Services of Delaware
                     Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust) and Delaware Pooled Trust, Inc.

Gerald T. Nichols    Vice President/Senior Portfolio Manager of
                     Delaware Management Company, Inc., Delaware
                     Management Company (a series of Delaware Management
                     Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), the fixed-income investment companies in the Delaware
                     Investments family; Vice President of Founders
                     Holdings, Inc.; and Treasurer, Assistant Secretary and Director of Founders CBO Corporation

Paul A. Matlack      Vice President/Senior Portfolio Manager of Delaware
                     Management Company, Inc., Delaware Management
                     Company (a series of Delaware Management Business
                     Trust), Delaware Investment Advisers (a series of
                     Delaware Management Business Trust), the fixed-income investment companies in the Delaware
                     Investments family; Vice President of Founders
                     Holdings, Inc.; and President and Director of
                     Founders CBO Corporation

Gary A. Reed        Vice President/Senior Portfolio Manager of
                     Delaware Management Company, Inc., Delaware
                     Management Company (a series of Delaware
                     Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), the fixed-income investment companies in the Delaware Investments family and Delaware Capital Management, Inc.

* Business address of each is 1818 Market Street, Philadelphia,
  PA 19103.

Name and Principal   Positions and Offices with the Manager and its
Business Address *   Affiliates and Other Positions and Offices Held

Patrick P. Coyne     Vice President/Senior Portfolio Manager of
                     Delaware Management Company, Inc., Delaware
                     Management Company (a series of Delaware
                     Management Business Trust), Delaware Investment
                     Advisers (a series of Delaware Management Business
                     Trust), the fixed-income investment companies in the Delaware Investments family and Delaware
                     Capital Management, Inc.

Roger A. Early       Vice President/Senior Portfolio Manager of Delaware
                     Management Company, Inc., Delaware Management
                     Company (a series of Delaware Management Business
                     Trust), Delaware Investment Advisers (a series of
                     Delaware Management Business Trust), the fixed-income investment companies in the Delaware
                     Investments family

Mitchell L. Conery4  Vice President/Senior Portfolio Manager of Delaware
                     Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), the fixed-income investment companies in the Delaware Investments family and Delaware Capital
                     Management, Inc.

George H. Burwell    Vice President/Senior Portfolio Manager of Delaware
                     Management Company, Inc., Delaware Management
                     Company (a series of Delaware Management Business
                     Trust), the Registrant and the other equity investment companies in the Delaware Investments family

John B. Fields       Vice President/Senior Portfolio Manager of Delaware
                     Management Company, Inc., Delaware Management
                     Company (a series of Delaware Management Business
                     Trust), Delaware Investment Advisers (a series of
                     Delaware Management Business Trust), the
                     Registrant and the other equity investment companies in the Delaware Investments family, Delaware Capital
                     Management, Inc. and Trustee of
                     Delaware Management Business Trust

Gerald S. Frey5      Vice President/Senior Portfolio Manager of Delaware
                     Management Company, Inc., Delaware Management
                     Company (a series of Delaware Management Business
                     Trust), Delaware Investment Advisers (a series of
                     Delaware Management Business Trust), the Registrant and the other equity investment companies in the Delaware Investments family


*  Business address of each is 1818 Market Street, Philadelphia,
   PA 19103

Name and Principal   Positions and Offices with the Manager and its
Business Address *   Affiliates and Other Positions and Offices Held

Christopher Beck6    Vice President/Senior Portfolio Manager of Delaware
                     Management Company,  Inc., Delaware Management
                     Company (a series of Delaware Management Business
                     Trust), Delaware Investment Advisers (a series of
                     Delaware Management Business Trust), the Registrant and the other equity investment companies in the Delaware Investments family

Elizabeth H.         Vice President/Senior Portfolio Manager of Delaware
Howell7              Management Company, Inc., Delaware Management
                     Company (a series of Delaware Management Business
                     Trust), and the fixed-income investment companies in the Delaware Investments family

Andrew M.            Vice President/Senior Portfolio Manager of Delaware
McCullagh, Jr.8      Management Company, Inc., Delaware Management
                     Company (a series of Delaware Management Business
                     Trust), and the fixed-income investment companies in the Delaware Investments family

Babak Zenouzi        Vice President/Senior Portfolio Manager of Delaware
                     Management Company, Inc., Delaware Management
                     Company (a series of Delaware Management Business
                     Trust), the Registrant and the other equity investment companies in the Delaware Investments family

Paul Grillo          Vice President/Portfolio Manager of Delaware
                     Management Company, Inc., Delaware Management
                     Company (a series of Delaware Management Business
                     Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), and the fixed-income investment companies in the Delaware
                     Investments family

J. Paul Dokas9       Vice President/Portfolio Manager of Delaware
                     Management Company, Inc., Delaware Management
                     Company (a series of Delaware Management Business
                     Trust), the Registrant and the other equity investment companies in the Delaware Investments family

Marshall T.          Vice President/Portfolio Manager of Delaware
Bassett10            Management Company, Inc., Delaware Management
                     Company (a series of Delaware Management Business
                     Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), the
                     Registrant and the other equity investment companies in the Delaware Investments family

John Heffern11       Vice President/Portfolio Manager of Delaware
                     Management Company, Inc., Delaware Management
                     Company (a series of Delaware Management
                     Business Trust), the Registrant and the other equity investment companies in the Delaware
                     Investments family

*  Business address of each is 1818 Market Street, Philadelphia,
   PA 19103

Name and Principal   Positions and Offices with the Manager and its
Business Address *   Affiliates and Other Positions and Offices Held

Lori P. Wachs        Vice President/Portfolio Manager of Delaware
                     Management Company, Inc., Delaware Management
                     Company (a series of Delaware Management Business
                     Trust), the Registrant and the other equity investment companies in the Delaware Investments family

Cynthia I. Isom      Vice President/Portfolio Manager of Delaware
                     Management Company, Inc., Delaware Management
                     Company (a series of Delaware Management Business
                     Trust), and the fixed-income investment companies in the Delaware Investments family.

1  SENIOR MANAGER, Ernst & Young LLP prior to December 1996.
2  TAX PRINCIPAL, Ernst & Young LLP prior to April 1998.
3  CORPORATE CONTROLLER, IIS prior to July 1997.
4  INVESTMENT OFFICER, Travelers Insurance prior to January 1997.
5  SENIOR DIRECTOR, Morgan Grenfell Capital Management prior to
   June 1996.
6 SENIOR PORTFOLIO MANAGER, Pitcairn Trust Company prior to May 1997. 7 SENIOR PORTFOLIO MANAGER, Voyageur Fund Managers, Inc. prior to
   May 1997.
8 SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER, Voyageur Asset Management LLC prior to May 1997.
9  DIRECTOR OF TRUST INVESTMENTS, Bell Atlantic Corporation prior to
   February 1997.
10 VICE PRESIDENT, Morgan Stanley Asset Management prior to March 1997. 11 SENIOR VICE PRESIDENT, EQUITY RESEARCH, NatWest Securities
   Corporation prior to March 1997.

*  Business address of each is 1818 Market Street, Philadelphia,
   PA 19103

Item 29.  Principal Underwriters.

          (a) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Group.

          (b) Information with respect to each director, officer or partner of principal underwriter:



Name and Principal           Positions and Offices      Positions and Offices
Business Address *             with Underwriter            with Registrant
-------------------         ----------------------      ---------------------
Delaware Distributors, Inc. General Partner                  None

Delaware Investment
Advisers                    Limited Partner                  None

Delaware Capital
Management, Inc.            Limited Partner                  None

Wayne A. Stork              Chairman                         Chairman

Bruce D. Barton             President and Chief Executive    None
                            Officer

David K. Downes             Executive Vice President,        Executive Vice Chief
President,                  Chief Operating Officer          Operating Officer and
                            and Chief Financial Officer      Chief Financial
                                                             Officer

Richard J. Flannery         Executive Vice President/        Senior Vice
                            General Counsel                  President

George M. Chamberlain, Jr.  Senior Vice President/           Senior Vice
                            Secretary                        President/
                                                             General Counsel

Joseph H. Hastings          Senior Vice President/           Senior Vice
                            Corporate Controller &           President/
                            Treasurer                        Corporate Controller

*  Business address of each is 1818 Market Street, Philadelphia,
   PA 19103



Name and Principal         Positions and Offices      Positions and Offices
Business Address *           with Underwriter             with Registrant
-------------------        -----------------------   -----------------------
Terrence P. Cunningham      Senior Vice President/           None
                            Financial Institutions

Thomas E. Sawyer            Senior Vice President/           None
                            National Sales Director

Mac McAuliffe               Senior Vice President/Sales      None
                            Manager, Western Division

J. Chris Meyer              Senior Vice President/           None
                            Director Product Management

William M. Kimbrough        Senior Vice President/           None
                            Wholesaler

Daniel J. Brooks            Senior Vice President/           None
                            Wholesaler

Bradley L. Kolstoe          Senior Vice President/           None
                            Western Division Sales Manager

Henry W. Orvin              Senior Vice President/Eastern    None
                            Division Sales Manager

Michael P. Bishof           Senior Vice President and
                            Treasurer/Senior Vice Manager,
                            Investment Accounting
                            President/Treasurer

* Business address of each is 1818 Market Street, Philadelphia, PA 19103



Name and Principal         Positions and Offices      Positions and Offices
Business Address *           with Underwriter             with Registrant
-------------------        -----------------------   -----------------------
Eric E. Miller              Vice President/                  Vice President
                            Assistant Secretary/             /Assistant
                            Deputy General Counsel           Secretary/Deputy
                                                             General Counsel

Richelle S. Maestro         Vice President/                  Vice President/
                            Assistant Secretary              Assistant Secretary

Lisa O. Brinkley            Vice President/Compliance        Vice President/
                                                             Compliance

Daniel H. Carlson           Vice President/Strategic         None
                            Marketing

Diane M. Anderson           Vice President/Plan Record       None
                            Keeping and Administration

Anthony J. Scalia           Vice President/Defined           None
                            Contribution Sales,
                            SW Territory

Courtney S. West            Vice President/Defined           None
                            Contribution Sales,
                            NE Territory

Denise F. Guerriere         Vice President/Client            None
                            Services

Gordon E. Searles           Vice President/Client            None
                            Services

Lori M. Burgess             Vice President/Client            None
                            Services

Julia R. Vander Els         Vice President/Participant       None
                            Services

Jerome J. Alrutz            Vice President/Retail Sales      None

Scott Metzger               Vice President/Business          Vice President/
                            Development                      Business Development

Larry Carr                  Vice President/Sales Manager     None

Stephen C. Hall             Vice President/                  None
                            Institutional Sales

Gregory J. McMillan         Vice President/                  None
                            National Accounts

Holly W. Reimel             Senior Vice President/Manager,   None
                            National Accounts

Christopher H. Price        Vice President/Manager,          None
                            Insurance

* Business address of each is 1818 Market Street, Philadelphia, PA 19103.


Name and Principal         Positions and Offices      Positions and Offices
Business Address *           with Underwriter             with Registrant
-------------------        -----------------------   -----------------------
Stephen J. DeAngelis        Senior Vice President,           None
                            National Director/
                            Manager Account Services

Andrew W. Whitaker          Vice President/Financial         None
                            Institutions

Jesse Emery                 Vice President/ Marketing        None
                            Communications

Darryl S. Grayson           Vice President, Broker/Dealer    None
                            Internal Sales

Dinah J. Huntoon            Vice President/Product           None
                            Manager Equity

Soohee Lee                  Vice President/Fixed Income      None
                            Product Management

Michael J. Woods            Vice President/UIT Product       None
                            Management

Ellen M. Krott              Vice President/Marketing         None

Dale L. Kurtz               Vice President/Marketing         None
                            Support

David P. Anderson           Vice President/Wholesaler        None

Lee D. Beck                 Vice President/Wholesaler        None

Gabriella Bercze            Vice President/Wholesaler        None

Larry D. Birdwell           Vice President/Wholesaler        None

Terrence L. Bussard         Vice President/Wholesaler        None

William S. Carroll          Vice President/Wholesaler        None

William L. Castetter        Vice President/Wholesaler        None

Thomas J. Chadie            Vice President/Wholesaler        None

Joseph Gallagher            Vice President/Wholesaler        None

Thomas C. Gallagher         Vice President/Wholesaler        None

* Business address of each is 1818 Market Street, Philadelphia, PA 19103



Name and Principal         Positions and Offices      Positions and Offices
Business Address *           with Underwriter             with Registrant
-------------------        -----------------------   -----------------------
Douglas R. Glennon          Vice President/Wholesaler        None

Ronald A. Haimowitz         Vice President/Wholesaler        None

Edward J. Hecker            Vice President/Wholesaler        None

Christopher L. Johnston     Vice President/Wholesaler        None

Michael P. Jordan           Vice President/Wholesaler        None

Jeffrey A. Keinert          Vice President/Wholesaler        None

Thomas P. Kennett           Vice President/Wholesaler        None

Theodore T. Malone          Vice President/Wholesaler        None

Debbie A. Marler            Vice President/Wholesaler        None

Nathan W. Medin             Vice President/Wholesaler        None

Roger J. Miller             Vice President/Wholesaler        None

Andrew Morris               Vice President/Wholesaler        None

Patrick L. Murphy           Vice President/Wholesaler        None

Scott Naughton              Vice President/Wholesaler        None

Stephen C. Nell             Vice President/Wholesaler        None

Julia A. Nye                Vice President/Wholesaler        None

Joseph T. Owczarek          Vice President/Wholesaler        None

Mary Ellen Pernice-Fadden   Vice President/Wholesaler        None

Mark A. Pletts              Vice President/Wholesaler        None

Philip G. Rickards          Vice President/Wholesaler        None

Laura E. Roman              Vice President/Wholesaler        None

* Business address of each is 1818 Market Street, Philadelphia, PA 19103



Name and Principal         Positions and Offices      Positions and Offices
Business Address *           with Underwriter             with Registrant
-------------------        -----------------------   -----------------------
Linda Schulz                Vice President/Wholesaler        None

Edward B. Sheridan          Vice President/Wholesaler        None

Robert E. Stansbury         Vice President/Wholesaler        None

Julia A. Stanton            Vice President/Wholesaler        None

Larry D. Stone              Vice President/Wholesaler        None

Edward J. Wagner            Vice President/Wholesaler        None

Wayne W. Wagner             Vice President/Wholesaler        None

John A. Wells               Vice President/Marketing         None
                            Technology

Scott Whitehouse            Vice President/Wholesaler        None

* Business address of each is 1818 Market Street, Philadelphia, PA 19103.


             (c)   Not Applicable.

Item 28.     Location of Accounts and Records.

All accounts and records are maintained in Philadelphia at 1818 Market Street, Philadelphia, PA 19103 or One Commerce Square, Philadelphia, PA 19103.

Item 29.     Management Services.  None.

Item 30.     Undertakings.

             (a)   Not Applicable.

             (b)   Not Applicable.

             (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

             (d)   Not Applicable.

                                SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia, Commonwealth of Pennsylvania on this 27th day of October, 1998.

                                 DELAWARE GROUP EQUITY FUNDS I, INC.

                                        By /s/ Wayne A. Stork
                                           ------------------
                                             Wayne A. Stork
                                                Chairman


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

      Signature                 Title                                Date
-------------------         -------------                          --------
/s/ Wayne A. Stork      Chairman of the Board and Director        October 27, 1998
-------------------
Wayne A. Stork          Executive Vice President/Chief Operating
                        Officer/Chief Financial Officer

/s/ David K. Downes     (Principal Financial Officer and          October 27, 1998
-------------------
David K. Downes          Principal Accounting Officer)

/s/Walter P. Babich     Director                                  October 27, 1998
-------------------
Walter P. Babich

/s/Anthony D. Knerr     Director                                  October 27, 1998
-------------------
Anthony D. Knerr

/s/Ann R. Leven         Director                                  October 27, 1998
-------------------
Ann R. Leven

/s/W. Thacher
Longstreth              Director                                  October 27, 1998
-------------------
W. Thacher
Longstreth

/s/Thomas F. Madison    Director                                  October 27, 1998
-------------------
Thomas F. Madison

/s/Jeffrey J. Nick      Director                                  October 27, 1998
-------------------
Jeffrey J. Nick

/s/Charles E. Peck      Director                                  October 27, 1998
-------------------
Charles E. Peck

/S/John H. Durham       Director                                  October 27, 1998
-------------------
John H. Durham





                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC  20549


                                         Exhibits

                                           to

                                        Form N-1A



                REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933



                                    INDEX TO EXHIBITS


Exhibit No.     Exhibit
-----------     ------------
EX-99.H3I       Executed Amendment No.7 (October 14, 1997) to Delaware Group of
                Funds Fund Accounting Agreement

EX-99.H3II      Executed Amendment No.8 (December 18, 1997) to Delaware Group of
                Funds Fund Accounting Agreement

EX-99.H3III     Executed Amendment No.9 (March 31, 1998) to Delaware Group of
                Funds Fund Accounting Agreement

EX-99.P1        Power of Attorney (December 18, 1997)

EX-99.P2        Power of Attorney for John H. Durham